UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
INVESCO PLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)
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THIS DOCUMENT IS IMPORTANT AND REQUIRES
YOUR IMMEDIATE ATTENTION

Proposed Scheme of Arrangement
to establish
INVESCO PLC
as a subsidiary of
Invesco Ltd.

Circular to INVESCO PLC Shareholders, the INVESCO PLC SV Shareholder,
INVESCO Inc. Exchangeable Shareholders and INVESCO PLC ADS holders

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you are recommended to seek your own financial advice immediately about the Proposal from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser who, if you are taking advice in the United Kingdom, is authorised under the Financial Services and Markets Act 2000 or, if you are in a territory outside the United Kingdom, is an appropriately authorised independent financial advisor. Capitalised terms used throughout this document have the meanings set forth in Part VIII of this document.

If you are an INVESCO PLC Shareholder and/or an INVESCO PLC ADS holder and have sold or otherwise transferred all of your INVESCO PLC Shares and/or INVESCO PLC ADSs, please send this document and the accompanying documents at once to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee. If you have sold or otherwise transferred some of your INVESCO PLC Shares and/or INVESCO PLC ADSs, you should immediately consult the stockbroker, bank or other agent through whom the sale or transfer was effected.

The Invesco Ltd. Shares are intended to be quoted on the NYSE. The application is expected to become effective and trading in the Invesco Ltd. Shares on the NYSE is expected to commence at 9:30 a.m. (New York time) and 2:30 p.m. (London time) on the Effective Date which, subject to the approval of the Court, is expected to be 4 December 2007.

Dealings in INVESCO PLC Shares on the London Stock Exchange’s main market for listed securities will be suspended with effect from start of trading on the Effective Date, currently expected to be 4 December 2007. The existing listing of INVESCO PLC Shares on the Official List and their admission to trading on the London Stock Exchange’s main market for listed securities and the quotation of INVESCO PLC ADSs on the NYSE will be cancelled immediately prior to the commencement of dealings of Invesco Ltd. Shares on the NYSE.

Following implementation of the Proposal, the Takeover Code will not apply to acquisitions of shares in, or offers for shares of, Invesco Ltd.

INVESCO PLC
Proposed scheme of arrangement
(under section 425 of the Companies Act 1985)
to establish
INVESCO PLC
as a
subsidiary of
Invesco Ltd.

The distribution of this document and any of the accompanying documents in jurisdictions other than the United Kingdom or the United States may be restricted by law and therefore persons into whose possession this document or any of the accompanying documents comes should inform themselves about and observe such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of such jurisdiction.

Notices of the Court Meeting and the Extraordinary General Meeting, each of which will be held on 14 November 2007, are set out on pages 64 to 68 of this document.

Your attention is drawn to the letter from the Chairman of INVESCO PLC on pages 14 to 15 of this document, recommending that INVESCO PLC Shareholders, holders of INVESCO PLC ADS and the INVESCO PLC SV Shareholder vote in favour of the scheme of arrangement (under section 425 of the Companies Act 1985) which is being proposed to enable INVESCO PLC Shareholders to exchange their INVESCO PLC Shares for ordinary shares in Invesco Ltd. which has its registered office in Hamilton, Bermuda, and which will be the new holding company of INVESCO.

INVESCO PLC Shareholders are asked to complete and return the relevant enclosed forms of proxy in accordance with the instructions printed thereon as soon as possible, but in any event so as to be received by the Company’s registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, not later than 48 hours before the relevant meeting. If the form of proxy for the Court Meeting is not lodged by then, it may be handed to the chairman of the Court Meeting before the start of the Court Meeting.

INVESCO PLC ADS holders are asked to sign and return the ADS Voting Instruction Card in accordance with the instructions printed thereon as soon as possible, but in any event so as to be received by the Depository, at the address indicated on the ADS Voting Instruction Card, not later than 5:00 p.m. on 6 November 2007.

The action to be taken by INVESCO PLC Shareholders is detailed on page 29 of this document. The action to be taken by the INVESCO PLC ADS holders is also detailed on page 29 of this document. These materials are being sent to shareholders on or about 22 October 2007.

Apart from the responsibilities and liabilities, if any, which may be imposed on UBS Limited or JPMorgan Cazenove Limited by the Financial Services and Markets Act 2000 or the regulatory regime established thereunder, neither UBS Limited nor JPMorgan Cazenove Limited accepts any responsibility whatsoever for the contents of this document or for any statement made or purported to be made by either of them, or on their behalf, in connection with INVESCO PLC, Invesco Ltd., the INVESCO PLC Shares, the INVESCO PLC ADSs, the Invesco Ltd. Shares or the Proposal. Each of UBS Limited and JPMorgan Cazenove Limited accordingly disclaims all and any liability whether arising in tort, contract or otherwise (save as referred to above) which either of them might otherwise have in respect of this document or any such statement.

This document does not constitute an offer or an invitation to any person to subscribe for or to purchase any securities in Invesco Ltd.

UBS Limited is acting as financial adviser to INVESCO PLC and Invesco Ltd. in connection with the Proposal and for no one other than INVESCO PLC or Invesco Ltd. and will not be responsible to anyone other than INVESCO PLC or Invesco Ltd. for providing the protections afforded to clients of UBS Limited or for providing advice in relation to the Proposal or the contents of this document.

JPMorgan Cazenove Limited is acting as financial adviser to INVESCO PLC and Invesco Ltd. in connection with the Proposal and for no one other than INVESCO PLC or Invesco Ltd. and will not be responsible to anyone other than INVESCO PLC or Invesco Ltd. for providing the protections afforded to clients of JPMorgan Cazenove Limited or for providing advice in relation to the Proposal or the contents of this document.

EXPECTED TIMETABLE

ADS Record Date	Close of business in New York on 11 October 2007
Latest time for lodging of ADS Voting Instruction Cards	5:00 p.m. (New York time)(1) on 6 November 2007
Latest time for lodging forms of proxy for the:
Court Meeting	11:30 a.m. on 12 November 2007(2)
Extraordinary General Meeting	11:45 a.m. on 12 November 2007(3)
Court Meeting	11:30 a.m. on 14 November 2007
Extraordinary General Meeting	11:45 a.m. on 14 November 2007(4)
First Court Hearing to sanction the Scheme	3 December 2007
Second Court Hearing to confirm Capital Reduction	3 December 2007(5)
Redemption of any outstanding INVESCO Inc. Exchangeable Shares	3 December 2007(5)
Scheme Record Time	5:00 p.m. on 3 December 2007(5)
Suspension of dealings in INVESCO PLC Shares	8:00 a.m. on 4 December 2007(5)
Effective Date of the Scheme	4 December 2007(5)
Cancellation of listing of INVESCO PLC Shares	8:30 a.m. on 4 December 2007(5)
Effective time for the Share Capital Consolidation	2:00 p.m. on 4 December 2007(5)
Cancellation of listing of INVESCO PLC ADSs and commencement of trading on the NYSE in Invesco Ltd. Shares	9:30 a.m. (New York time) and 2:30 p.m. (London time) on 4 December 2007(5)

Notes:

(1)	References to time in this document are to London time, unless otherwise stated.

(2)	It is requested that forms of proxy for the Court Meeting be lodged at least 48 hours prior to the appointed time for the Court Meeting, although forms of proxy not so lodged may be handed to the chairman of the Court Meeting before the start of the Court Meeting.

(3)	Forms of proxy for the Extraordinary General Meeting must be lodged at least 48 hours prior to the Extraordinary General Meeting. Proxies for the Extraordinary General Meeting not submitted by this time will be invalid.

(4)	Or as soon thereafter as the Court Meeting shall have concluded or been adjourned.

(5)	These dates are indicative only and will depend, inter alia, on the date upon which the Court sanctions the Scheme.

ENCLOSURES

All INVESCO PLC Shareholders will find enclosed with this document:

•	a BLUE form of proxy for use at the Court Meeting; and

•	a WHITE form of proxy for use at the Extraordinary General Meeting;

The INVESCO PLC SV Shareholder will find enclosed with this document:

•	a PINK form of proxy for use at the Extraordinary General Meeting.

All INVESCO PLC ADS holders will find enclosed with this document:

•	an ADS Voting Instruction Card; and

•	a postage paid return envelope.

HELPLINES

Capita Registrars are providing a telephone helpline to answer questions which INVESCO PLC Shareholders may have prior to deciding what action to take. The number for callers dialling from within the UK is 0800 030 4452 and for callers dialling from outside the UK the number is +44 208 639 3314.

The Bank of New York Mellon is providing a telephone helpline to answer questions which INVESCO PLC ADS holders may have prior to deciding what action to take. The number for callers dialling from within the US is 877 277 9899 and for callers dialling from outside the US the number is +1 201 680 6686.

Helpline operators cannot provide financial or legal advice and will only be able to answer questions on the effect of the Proposal.

Helplines are open Monday to Friday during normal business hours.

LEGAL NOTICES

Nothing contained in this document shall constitute an offer to sell or issue, or a solicitation of any offer to purchase or subscribe for, any shares in INVESCO PLC or Invesco Ltd., nor shall it form the basis of, or be relied upon in connection with, any contract for such purchase or subscription.

The Invesco Ltd. Shares to be issued pursuant to the Scheme will not be registered under the Securities Act, and will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided by section 3(a)(10) thereof.

FORWARD-LOOKING STATEMENTS

This document may include statements that constitute “forward-looking statements” within the meaning of United States securities laws. These statements are based on the beliefs and assumptions of Invesco’s management and on information available to Invesco’s management at the time such statements were made. Forward-looking statements include information concerning possible or assumed future results of our operations, earnings, liquidity, cash flow and capital expenditures, industry or market conditions, assets under management, acquisition activities and the effect of completed acquisitions, debt levels and our ability to obtain additional financing or make payments on our debt, regulatory developments, demand for and pricing of our products and other aspects of our business or general economic conditions. In addition, when used in this document, words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates” and future or conditional verbs such as “will”, “may”, “could”, “should” and “would” and any other statement that necessarily depends on future events, are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from Invesco’s expectations. Invesco cautions investors not to rely unduly on any forward-looking statements.

The following important factors, and other factors described in Invesco’s Annual Report on Form 20-F, among others, could cause Invesco’s results to differ materially from any results that Invesco may describe in any such forward-looking statements: (1) variations in demand for Invesco’s investment products or services, including termination or non-renewal of Invesco’s investment advisory agreements; (2) significant changes in net cash flows into or out of the accounts Invesco manages or declines in market value of the assets in, or redemptions or other withdrawals from, those accounts; (3) significant fluctuations in the performance of debt and equity markets worldwide; (4) the effect of political or social instability in the countries in which Invesco invests or does business; (5) the effect of terrorist attacks in the countries in which Invesco invests or does business and the escalation of hostilities that could result therefrom; (6) enactment of adverse state, federal or foreign legislation or changes in government policy or regulation (including accounting standards) affecting Invesco’s operations or the way in which Invesco’s profits are taxed; (7) war and other hostilities in or involving countries in which Invesco invests or does business; (8) adverse results in litigation, including private civil litigation related to market timing, mutual fund fees and mutual fund sales practices, and any similar potential regulatory or other proceedings; (9) exchange rate fluctuations, especially as against the US dollar; (10) the effect of economic conditions and interest rates in the US, UK or globally; (11) Invesco’s ability to compete in the investment management business; (12) the effect of consolidation in the investment management business; (13) limitations or restrictions on access to distribution channels for our products; (14) Invesco’s ability to attract and retain key personnel, including investment management professionals; (15) the investment performance of Invesco’s investment products and Invesco’s ability to retain Invesco’s accounts; (16) Invesco’s ability to acquire and integrate other companies into Invesco’s operations successfully and the extent to which we can realise anticipated cost savings and synergies from such acquisitions; (17) changes in regulatory capital requirements; (18) Invesco’s substantial debt and the limitations imposed by our credit facility; (19) the effect of failures or delays in support systems or customer service functions, and other interruptions of our operations; (20) the occurrence of breaches and errors in the conduct of Invesco’s business; and (21) the execution risk inherent in Invesco’s current company-wide transformational initiatives. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realised, as well as other factors, may also cause actual results to differ materially from those projected.

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

The following is designed to assist your understanding of the Proposal. However, it should not be solely relied upon for a full and proper understanding of the Proposal and you are advised to read the whole of this document.

Holders of INVESCO Inc. Exchangeable Shares please refer to question no. 5.

Holders of INVESCO PLC ADSs should also read paragraph 9 of Part II of this document, which contains more particular information about the Proposal as it affects holders of INVESCO PLC ADSs.

1	What is the Proposal?

Invesco Ltd. is a new company incorporated in Bermuda under the Bermuda Companies Act. INVESCO PLC is proposing to reorganise itself pursuant to a Court approved scheme of arrangement under the laws of England and Wales so that INVESCO PLC becomes a wholly-owned subsidiary of Invesco Ltd. and the former INVESCO PLC Shareholders and INVESCO PLC ADS holders become shareholders of Invesco Ltd.

Invesco is applying to list the Invesco Ltd. common shares to be issued under the Scheme on the NYSE. The application is expected to become effective and trading in Invesco Ltd. Shares is expected to commence shortly after the scheme of arrangement becomes effective. Simultaneously, the INVESCO PLC Shares will be delisted from the London Stock Exchange and the INVESCO PLC ADS programme will be terminated, with the Invesco Ltd. Shares underlying the INVESCO PLC ADSs being distributed to the holders of the INVESCO PLC ADSs upon surrender of the INVESCO PLC ADSs to the Depositary.

As part of the Proposal, Invesco Ltd. intends to implement a reverse stock split on a two-for-one basis in respect of the Invesco Ltd. Shares issued under the Scheme. This is being proposed to help ensure that initially the Invesco Ltd. Shares trade at a value comparable to the trading value of the INVESCO PLC ADSs. The effect of the reverse stock split (described in this document as the Share Capital Consolidation) is that INVESCO PLC Shareholders will ultimately receive one Invesco Ltd. Share for every two INVESCO PLC Shares held before the Scheme becomes effective.

For the purposes of this document, references to the “Proposal” should be read as including all of the above-mentioned actions.

Finally, INVESCO PLC Shareholders are being asked to pass the resolutions necessary to enable a proposed intragroup reorganisation to take place after the scheme of arrangement becomes effective.

2	What will be the effect of the Proposal on Invesco PLC Shares?

If fully implemented, the Proposal will result in all the INVESCO PLC Shares being replaced by Invesco Ltd. Shares, on the following basis:

One Invesco Ltd. Share for every two INVESCO PLC Shares currently held.

You will not have to pay anything for the Invesco Ltd. Shares.

3	What are INVESCO PLC ADSs?

INVESCO PLC Shares are listed on the NYSE in the form of INVESCO PLC ADSs. Each INVESCO PLC ADS represents the right to receive two INVESCO PLC Shares.

4	What will be the effect of the Proposal on Invesco PLC ADSs?

If fully implemented, the Proposal will result in all INVESCO PLC ADSs being replaced by Invesco Ltd. Shares on the following basis:

One Invesco Ltd. Share for each INVESCO PLC ADS currently held.

You will not have to pay anything for the Invesco Ltd. Shares.

The ADS programme for INVESCO PLC ADSs will be terminated after the Proposal has been implemented.

5	What are INVESCO Inc. Exchangeable Shares and the INVESCO PLC SV Share?

INVESCO Inc. Exchangeable Shares are shares in INVESCO Inc., a corporation incorporated in Canada and an indirect subsidiary of INVESCO PLC. INVESCO Inc. Exchangeable Shares are generally exchangeable for

INVESCO PLC Shares on a one-for-one basis at any time at the request of the relevant INVESCO Inc. Exchangeable Shareholder.

The INVESCO PLC SV Share is a share in INVESCO PLC which was issued in connection with the INVESCO Inc. Exchangeable Shares. It carries voting rights in INVESCO PLC and its holder exercises those voting rights in accordance with the instructions of the INVESCO Inc. Exchangeable Shareholders.

As announced on 22 October 2007, the Board of Directors of INVESCO Inc. has resolved that, if the Scheme is sanctioned at the First Court Hearing, the INVESCO Inc. Exchangeable Shares will be redeemed in accordance with their terms and each holder of INVESCO Inc. Exchangeable Shares will receive one INVESCO PLC Share for each INVESCO Inc. Exchangeable Share held on that date.

The INVESCO PLC Shares issued in respect of the INVESCO Inc. Exchangeable Shares will be subject to the Proposal and are therefore expected to be replaced with Invesco Ltd. Shares on the same basis as set out in paragraph 2 above.

Therefore, after implementation of the Proposal, the former holders of INVESCO Inc. Exchangeable Shares will be holders of Invesco Ltd. Shares and will enjoy the same rights and privileges as the former INVESCO PLC Shareholders. The INVESCO PLC SV Share will also be redeemed after the Scheme becomes effective.

Separate guidance to holders of INVESCO Inc. Exchangeable Shares has been sent with this document to holders of INVESCO Inc. Exchangeable Shares, and includes details on how to instruct the INVESCO PLC SV Shareholder to vote at the Extraordinary General Meeting.

If you hold INVESCO PLC Shares and/or INVESCO PLC ADSs only, you do not need to concern yourself with the description of the particular mechanics of the Proposal as it applies to the INVESCO PLC SV Share or the INVESCO Inc. Exchangeable Shares.

6	What is the Share Capital Consolidation?

As part of the Proposal, Invesco Ltd. intends to implement a reverse stock split on a two-for-one basis in respect of the Invesco Ltd. Shares issued under the Scheme. This is being proposed to help ensure that initially the Invesco Ltd. Shares trade at a value comparable to the trading value of the INVESCO PLC ADSs. The reverse stock split (described in this document as the Share Capital Consolidation) will be effected by Invesco Ltd. Shareholders receiving one Invesco Ltd. Share for every two INVESCO PLC Shares held before the scheme of arrangement becomes effective.

Subject to fractional interests, discussed in the next question, INVESCO PLC Shareholders and holders of INVESCO PLC ADSs will own the same relative proportion of Invesco Ltd. following the Share Capital Consolidation as they did of INVESCO PLC immediately prior to the Scheme becoming effective.

7	Will I receive fractional interests in Invesco Ltd. Shares in connection with the Share Capital Consolidation?

You will not receive a fractional interest in Invesco Ltd. Shares in connection with the Share Capital Consolidation. Since the Share Capital Consolidation is proposed to take place on a two-for-one basis, the fractional interest, if any, which an Invesco Ltd. Shareholder would be entitled to will be equivalent to one half of an Invesco Ltd. Share. To the extent that you are entitled to a fractional interest in Invesco Ltd. Shares such fractional interest will be aggregated with other fractional interests and sold in the market and the cash despatched to you.

8	Why are you doing this?

As a result of INVESCO PLC losing its foreign private issuer status in the United States in July 2007, INVESCO PLC immediately became subject to the full requirements of two primary securities regulators, the SEC in the United States and the FSA in the United Kingdom and to two differing accounting standards, US GAAP and IFRS. Without any action, the differing regulatory and accounting standards may produce conflicts which may impede full compliance with either primary regulator and create potential confusion for the shareholders. The Board of Directors of INVESCO PLC believes having a US primary listed entity is the most practical way to return to supervision by a single primary regulator and minimise the possible disruption and cost associated with dual regulatory and accounting standards.

A US primary listing on the NYSE will better align Invesco Ltd. with the current shareholder base since US shareholders now constitute a majority of shareholders. Invesco Ltd. is expected to benefit from being situated amongst a more appropriate public company peer group which will provide improved visibility and direct comparability with this peer group of large, global asset managers. Consistent with Invesco’s Anglo-American heritage and culture, Invesco Ltd. intends to continue to encourage UK share ownership and investment with a secondary listing on the London Stock Exchange, which it intends to establish early in 2008.

A change of domicile of INVESCO PLC to the United States would have caused adverse tax consequences. Bermuda is a well established jurisdiction for companies traded on US stock exchanges and will minimise the impact on shareholders by allowing Invesco to maintain legal, regulatory capital and financial positions consistent with those of INVESCO PLC today.

9	Why is Court approval needed?

The Scheme, if approved, is binding on all INVESCO PLC Shareholders when it becomes effective, thereby providing certainty and equality of treatment for INVESCO PLC Shareholders. However, the implementation of the Scheme must satisfy certain legal requirements for the protection of INVESCO PLC Shareholders and creditors and therefore requires the approval of the Court and certain regulatory approvals (including the approval of the FSA).

10	What will actually happen to my INVESCO PLC Shares?

The key steps are as follows:

•	all INVESCO PLC Shares will be cancelled;

•	INVESCO PLC will issue new shares to the new holding company, Invesco Ltd.;

•	Invesco Ltd. will issue to the previous holders of INVESCO PLC Shares one Invesco Ltd. Share for every INVESCO PLC Share held by them before the Scheme becomes effective; and

•	every two Invesco Ltd. Shares issued under the Scheme will be replaced with one Invesco Ltd. Share as a result of the Share Capital Consolidation.

The above actions if fully implemented will result in INVESCO PLC Shareholders receiving one Invesco Ltd. Share for every two INVESCO PLC Shares held previously.

11	When will the Proposal occur?

Holdings of INVESCO PLC Shares recorded in the share register at the Scheme Record Time (which is expected to be on 3 December 2007) will determine the entitlements to Invesco Ltd. Shares. Assuming the necessary Court and INVESCO PLC Shareholder approvals are obtained, it is expected that the Invesco Ltd. Shares will be listed on the NYSE on 4 December 2007. The expected timetable of principal events to give effect to the Proposal is set out on page 5 of this document.

12	When and how will I receive my new shares?

(i)	Holders of Certificated INVESCO PLC Shares

If you are a Certificated Holder, your entitlement to Invesco Ltd. Shares will be issued directly to you in book entry form under the direct registration system which exists in the United States. Written notification of the relevant holding in book entry form will be sent to the Certificated Holders after the Effective Date.

INVESCO PLC currently operates a share dealing facility for its UK resident INVESCO PLC Shareholders. Details of this share dealing facility can be found at http://www.invesco.com/invest/csds.html. Invesco Ltd. expects to put in place a similar dealing facility operated by The Bank of New York Mellon as Invesco Ltd.’s US transfer agent. Details of this facility will be made available at www.invesco.com after the Scheme has become effective.

(ii)	Holders of Uncertificated INVESCO PLC Shares

To facilitate holding and trading of Invesco Ltd. Shares in uncertificated form for those INVESCO PLC Shareholders who hold INVESCO PLC Shares in a stock account in CREST at the Scheme Record Time, it is intended that the Invesco Ltd. Shares to which they will be entitled will be delivered, held and settled in CREST by means of the CREST International Settlement Links Service, and in particular Euroclear UK’s established link with DTCC, the US settlement and clearance system. This link operates via the services of CREST International Nominees, which is a participant in DTCC. Under the CREST International Settlement Links Service, CREST Depository Limited, a subsidiary of Euroclear UK, issues dematerialised depository interests representing entitlements to non-UK securities such as Invesco Ltd. Shares, called CDIs. CDIs are independent securities constituted under English law, which may be held and transferred through CREST.

Accordingly, the Invesco Ltd. Shares to which INVESCO PLC Shareholders will be entitled will be delivered to CREST International Nominees’ account at DTCC, and CREST Depository Limited will then issue Invesco Ltd. CDIs through CREST to the appropriate stock account in CREST of the INVESCO PLC Shareholder concerned. The stock account concerned will be an account under the same participant ID as the relevant INVESCO PLC Shareholder currently has. Following distribution of the Invesco Ltd. CDIs, such holders will be entitled to arrange for the transfer of their Invesco Ltd. CDIs to other CREST holders, or the underlying Invesco Ltd. Shares to another participant in DTCC, if they so wish.

As from the Effective Date, INVESCO PLC Shares held within CREST will be cancelled.

The crediting of Invesco Ltd. CDIs through CREST will take place as soon as reasonably practicable after the Effective Date and in any event after the Share Capital Consolidation. Statements of entitlement detailing the holding of Invesco Ltd. CDIs will be despatched no later than 14 days after the Effective Date.

INVESCO PLC Shareholders should note that they will have no rights in respect of Invesco Ltd. Shares or Invesco Ltd. CDIs held through CREST against Euroclear UK or its subsidiaries. Normal CREST procedures (including timings) apply in relation to any INVESCO PLC Shares that are, or are to be, converted from uncertificated to certificated form, or from certificated to uncertificated form prior to the Effective Date.

A nominal custody fee, as determined by Euroclear UK from time to time, will be charged to users for the use of Invesco Ltd. CDIs.

Following issue of the Invesco Ltd. CDIs, holders of the Invesco Ltd. CDIs will, at their option, be able to effect the cancellation of their Invesco Ltd. CDIs in CREST in order to hold their underlying Invesco Ltd. Shares directly by sending an instruction to CREST to that effect and will be entitled to arrange for the transfer of their Invesco Ltd. Shares (as represented by their holding of Invesco Ltd. CDIs) either into the direct registration service in the United States or into a shareholding account with a depositary financial institution which is a participant in DTCC. Certain transfer fees will be payable by a holder of Invesco Ltd. CDIs who makes such a transfer.

(iii)	Holders of INVESCO PLC ADSs

In respect of holders of INVESCO PLC ADSs, the Invesco Ltd. Shares will be issued to them in book entry form either (i) under the direct registration system which exists in the United States or (ii) if appropriate account details are provided to The Bank of New York Mellon by 26 November 2007, to a participant in DTCC. The relevant accounts will be credited as more fully set out on page 23.

13	Who is entitled to vote?

Only INVESCO PLC Shareholders registered in the register of members of INVESCO PLC at 6:00 p.m. on 12 November 2007 are entitled to attend and vote at the INVESCO PLC Meetings.

The INVESCO PLC SV Shareholder is entitled to vote only at the Extraordinary General Meeting.

INVESCO PLC ADS holders should refer to questions 17, 18 and 25 below and to paragraph 9 of Part II of this document for details of how they can vote or have their votes represented at the INVESCO PLC Meetings.

14	Why are there two shareholder meetings?

The two meetings are for different purposes. The Court Meeting has been convened by order of the Court so that the Court will have the authority to sanction the Scheme if approved by INVESCO PLC Shareholders. The Extraordinary General Meeting is being held for INVESCO PLC Shareholders and the INVESCO PLC SV Shareholder to authorise the implementation of the Proposal.

The meetings are to be held at the offices of UBS Limited at 1 Finsbury Avenue, London EC2M 2PP from 11:30 a.m. on 14 November 2007. The formal notices are set out on pages 64 to 68 of this document. INVESCO PLC Shareholders who are unable to attend the INVESCO PLC Meetings are encouraged to vote by completing and returning the enclosed forms of proxy in accordance with the instructions thereon.

15	How do I vote if my INVESCO PLC Shares are registered in my name?

If you are an INVESCO PLC Shareholder, forms of proxy for your use in connection with the INVESCO PLC Meetings are enclosed with this document. Whether or not you propose to attend the INVESCO PLC Meetings, you should complete and sign the attached forms of proxy in accordance with the instructions on them. Completed forms of proxy should be returned to INVESCO PLC’s registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU.

INVESCO PLC Shareholders are requested to lodge BLUE forms of proxy, for use at the Court Meeting, at least 48 hours before the time appointed for the Court Meeting. BLUE forms of proxy not lodged by such time may be handed to the chairman of the Court Meeting immediately prior to the start of the meeting.

WHITE forms of proxy, for use at the Extraordinary General Meeting, must be lodged at least 48 hours before the time appointed for the Extraordinary General Meeting. WHITE forms of proxy not lodged by such time will be invalid.

16	If my broker is the registered holder of my INVESCO PLC Shares, will my broker vote my shares for me?

If you are not the registered holder of your INVESCO PLC Shares, the registered holder may be entitled to vote your INVESCO PLC Shares if you provide that holder with instructions on how to vote. You should instruct your broker to vote your INVESCO PLC Shares, following the directions provided to you by your broker.

If your broker has not received instructions from you and does not vote your INVESCO PLC Shares, your shares will not be counted towards the number of shares considered present at the meetings and will not have an effect on the outcome of the vote.

17	How do I vote if my INVESCO PLC ADSs are registered in my name?

If you are an INVESCO PLC ADS holder, you should use your ADS Voting Instruction Card to direct the manner in which the Depositary should vote your underlying INVESCO PLC Shares at the INVESCO PLC Meetings. Completed ADS Voting Instruction Cards should be returned to The Bank of New York Mellon, as Depositary, in the return envelope provided as soon as possible and in any event to be received not later than 5:00 p.m. (New York time) on 6 November 2007.

18	If my broker is the record holder of my INVESCO PLC ADSs, will my broker vote the underlying shares for me?

If you hold INVESCO PLC ADSs through a broker in the United States, you must rely on the procedures of the bank, broker or financial institution through which you hold your INVESCO PLC ADSs.

19	Do I need to vote?

Your vote is important. In particular, the Court needs to be satisfied that there is a fair representation of the opinion of INVESCO PLC Shareholders at the Court Meeting.

INVESCO PLC Shareholders are therefore urged to complete, sign and return BOTH forms of proxy as soon as possible. This will not preclude INVESCO PLC Shareholders from attending the INVESCO PLC Meetings in person. The BLUE form of proxy is for the Court Meeting and the WHITE form of proxy is for the Extraordinary General Meeting.

INVESCO PLC ADS holders are also urged to complete, sign and return their ADS Voting Instruction Cards before 5:00 p.m. (New York time) on 6 November 2007.

20	What should I do with my INVESCO PLC Share or INVESCO PLC ADS certificate?

On the Effective Date (which is expected to be 4 December 2007) your INVESCO PLC Share certificate will cease to be valid. Once written notifications relating to the holdings of Invesco Ltd. Shares in book entry form have been issued, certificates for the INVESCO PLC Shares should be destroyed. It is expected that written notifications of the holdings of Invesco Ltd. Shares in book entry form will be sent out by 18 December 2007.

In addition, on the Effective Date, the INVESCO PLC ADSs will represent the right to receive the appropriate number of Invesco Ltd. Shares on the basis of one Invesco Ltd. Share for each INVESCO PLC ADS surrendered. After the Effective Date, the ADS programme for INVESCO PLC ADSs will be terminated and the Depositary will transfer INVESCO PLC ADS holders the relevant number of Invesco Ltd. Shares.

21	What if I am resident outside of the United Kingdom or the United States?

If you are resident outside the United Kingdom or the United States, or a national or citizen of jurisdictions outside the United Kingdom or the United States, you should read paragraph 12 of Part II of this document.

22	Are there any taxation consequences of this Proposal?

UK resident individual shareholders are currently entitled to a non-payable tax credit on dividends that they receive from INVESCO PLC. Such shareholders will not be entitled to a non-payable tax credit on dividends that they receive from Invesco Ltd. until the tax year 2008/2009 (when it is expected that they will be entitled to such a tax credit for the first £5,000 of non-UK dividends in each tax year). UK resident corporate shareholders (and shareholders who are taxed in the same manner as a UK corporate taxpayer) are in general currently exempt from tax on dividends that they receive from INVESCO PLC. Such shareholders will be taxed on dividends that they receive from Invesco Ltd. However, INVESCO PLC understands that the UK government is currently considering the tax treatment of portfolio dividends received by UK tax resident companies with a view to achieving parity of treatment between UK and foreign portfolio dividends. Please refer to paragraph 11 of Part II of this document for a more detailed description of the tax consequences for UK and US resident INVESCO PLC Shareholders and INVESCO PLC ADS holders. For all other jurisdictions, you should consult your professional adviser.

23	What if I participate in the INVESCO PLC Share Plans?

You will be written to separately. It is intended that options and awards in respect of INVESCO PLC Shares will continue as rights to acquire Invesco Ltd. Shares on the same terms. There will therefore be no changes to the operation of the INVESCO PLC Share Plans for existing options and awards.

Appropriate adjustments will be made to options and awards to take account of the Share Capital Consolidation. Where necessary, such adjustments will be approved by HM Revenue. Participants holding restricted shares will, as beneficial owners of such shares, take part in the Scheme and the Share Capital Consolidation.

24	Will I be paid a dividend by Invesco Ltd. in pounds sterling or US dollars?

Invesco Ltd. intends to adopt a dividend policy in line with the current policy of INVESCO PLC. If dividends are declared, Invesco Ltd. Shareholders will be paid dividends in US dollars. Invesco Ltd. is exploring the feasibility of permitting Invesco Ltd. Shareholders to elect to receive their dividends in pounds sterling. If implemented, details of this facility will be made available to Invesco Ltd. Shareholders in due course.

25	Will I be able to trade my INVESCO PLC Shares or INVESCO PLC ADSs during the time between the date of this document and the Effective Date of the Scheme?

Yes, you will be able to trade your INVESCO PLC Shares or Invesco PLC ADSs during the time between the date of this document and the close of business on the date before the Effective Date. The last date for dealings in the INVESCO PLC Shares and the INVESCO PLC ADSs is therefore expected to be 3 December 2007.

Certificated Holders of INVESCO PLC Shares should note, however, that, if they intend to trade their INVESCO PLC Shares between the date of this document and the Effective Date, they must ensure that the relevant trade has completed (i.e. settled) by no later than the Scheme Record Time, which is expected to be 6:00 p.m. on 3 December 2007. If any trades in certificated INVESCO PLC Shares have not settled by this time, the relevant INVESCO PLC Shareholder will be required to make arrangements with his financial adviser and/or broker to ensure that the trade is satisfied by the transfer of Invesco Ltd. Shares.

If Certificated Holders of INVESCO PLC Shares are in any doubt as to what action they should take, they should seek advice from their financial adviser and/or broker.

As noted above, Invesco is applying to list the Invesco Ltd. Shares to be issued under the Scheme on the NYSE, and it is expected that you will be able to trade your Invesco Ltd. Shares on the New York Stock Exchange from the Effective Date onwards.

The Effective Date is expected to be on or about 4 December 2007.

26	What if I still have questions?

Please call one of the helplines shown below. The helplines will not provide advice on the merits of the Proposal or give any financial or taxation advice. For financial or taxation advice, you will need to consult an independent financial adviser.

FOR FURTHER INFORMATION

Helplines are available during normal business hours, Monday to Friday:

For INVESCO PLC Shareholders:

For callers dialling from within the UK, the helpline number is 0800 030 4452.

For callers dialling outside the UK, the helpline number is +44 208 639 3314.

For INVESCO PLC ADS Holders:

For callers dialling from within the US, the helpline number is 877 277 9899.

For callers dialling from outside the US, the helpline number is +1 201 680 6686.

PART I
LETTER FROM THE CHAIRMAN OF INVESCO PLC

Registered Office

30 Finsbury Square
London

EC2A 1AG	22 October 2007

Dear INVESCO PLC Shareholders, INVESCO PLC ADS holders, the INVESCO PLC SV Shareholder and INVESCO Inc. Exchangeable Shareholders

Introduction

INVESCO PLC has continued to pursue its strategy of being a leading global independent retail and institutional asset manager by creating a business with a broad spectrum of products and a strong international presence in key markets. As a result of the successful execution of our strategy, the operations and client base of INVESCO PLC have undergone significant change over the past several years. Concurrently, strong demand for INVESCO PLC’s shares has resulted in a significant increase in share ownership in the US.

On 18 July 2007, INVESCO PLC announced that it had lost its foreign private issuer status in the United States chiefly as a result of US share ownership exceeding fifty percent of our issued share capital. As a result of this we immediately became subject to the full requirements of two primary securities regulators, the SEC in the United States and the FSA in the United Kingdom, and to two different accounting standards, US GAAP and IFRS. Different regulatory and accounting standards of these regulators place the company in an untenable position that may produce supervisory conflicts that may impede full compliance with the requirements of either primary regulatory scheme and create confusion for the shareholders.

The Proposal

INVESCO PLC announced on 25 September 2007 that, in response to these events, the Board of Directors of INVESCO PLC unanimously approved a series of inter-related proposals to be put before its shareholders, namely:

•	to move our primary listing from the London Stock Exchange to the NYSE;

•	to reorganise pursuant to a court approved scheme of arrangement so that INVESCO PLC becomes a wholly-owned subsidiary of Invesco Ltd., a new company incorporated in Bermuda, and the former holders of INVESCO PLC Shares become shareholders of Invesco Ltd.;

•	to implement a Share Capital Consolidation, also known as a reverse stock split, after the Scheme of Arrangement becomes effective; and

•	to take certain steps after the Scheme of Arrangement has become effective to allow INVESCO PLC to transfer Invesco’s regulated business in the EU to Invesco Ltd.

In addition, on 22 October 2007, it was announced that, conditional upon the Scheme of Arrangement being sanctioned by the Court, the INVESCO Inc. Exchangeable Shares would be redeemed in accordance with their terms and exchanged on a one-for-one basis for INVESCO PLC Shares. The INVESCO PLC Shares issued in respect of the INVESCO Inc. Exchangeable Shares will be subject to the Scheme of Arrangement and the Share Capital Consolidation on the same terms as all other INVESCO PLC Shares. Former holders of INVESCO Inc. Exchangeable Shares will therefore ultimately become holders of Invesco Ltd. Shares.

The actions set forth above are being proposed following due and careful consideration and deliberation. The Board of Directors believes that the proposals are in the best interests of INVESCO PLC and its shareholders for the reasons set forth below:

•	A US primary listing is the most practical way to once again place Invesco under the supervision of a single primary regulatory scheme and minimise the possible disruption and cost associated with differing regulatory and accounting standards due to the loss of our US foreign private issuer status.

•	A US primary listing will facilitate greater direct investment opportunity for the rapidly growing US segment of investors. Consistent with Invesco’s Anglo-American heritage and culture, Invesco Ltd. intends to continue to encourage UK share ownership and investment with a secondary listing on the London Stock Exchange, which it intends to establish early in 2008.

•	INVESCO PLC’s size, scale and global focus results in few natural public company peers on the London Stock Exchange. A US listing will improve visibility and direct comparability of Invesco Ltd. with a more appropriate public company peer group of large, global asset managers.

•	We could not change our domicile to the US without causing adverse tax consequences. The proposal to redomicile is designed to minimise the impact on shareholders by allowing Invesco to maintain legal, regulatory capital and financial positions consistent with that of Invesco today. Bermuda is a well-established jurisdiction for companies traded on US stock exchanges.

•	The Share Capital Consolidation should cause the shares of Invesco Ltd. to trade initially on the NYSE at a price comparable to the price at which INVESCO PLC ADSs traded at on the NYSE. While the Share Capital Consolidation will reduce the number of issued shares of Invesco Ltd., shareholders will still own the same proportion of Invesco Ltd. as they did of INVESCO PLC before the Scheme of Arrangement became effective, subject to fractional interests.

Detailed descriptions of each of the proposals set forth above are described in more detail in the various parts of this document. You are strongly urged to read this document in its entirety in order to gain a better understanding of the proposals set forth herein and not to rely solely upon the information set forth in this letter.

The Court Meeting and the Extraordinary General Meeting

In order to seek your approval of the matters set forth above and otherwise described in this document, INVESCO PLC will hold two meetings of shareholders – a Court Meeting and an Extraordinary General Meeting. The Court Meeting is being convened so that the appropriate UK court will have the authority to sanction the Scheme of Arrangement if approved by INVESCO PLC Shareholders. The Extraordinary General Meeting is being held to authorise the implementation of the proposals set forth herein. The meetings are to be held at the offices of UBS Limited at 1 Finsbury Avenue, London EC2M 2PP from 11:30 a.m. on 14 November 2007. Formal notices of the meetings are set out on pages 64 to 68 of this document. If you are unable to attend the meetings, you are strongly encouraged to vote by completing and returning the enclosed forms of proxy in accordance with the instructions contained in this document and in the proxy.

Recommendation

The Directors, who have received financial advice from UBS Limited and JPMorgan Cazenove Limited, consider the terms of the Proposal to be fair and reasonable. In providing their advice to the Directors, UBS Limited and JPMorgan Cazenove Limited have relied upon the Directors’ commercial assessment of the Proposal. The Directors consider that the Proposal is in the best interests of INVESCO PLC, INVESCO PLC Shareholders and holders of INVESCO PLC ADSs taken as a whole and unanimously recommend that you support the Scheme, by, if you are an INVESCO PLC Shareholder, voting, or, if you are an INVESCO PLC ADS holder, instructing the Depositary to vote, in favour of the resolutions to be proposed at the Court Meeting and the Extraordinary General Meeting.

Thank you for your consideration of the matters set forth herein. If you should have questions after reading this document, helplines have been established to address your questions. Information regarding the helplines are set forth in this document.

Sincerely,

Rex D. Adams
Chairman
INVESCO PLC

PART II
EXPLANATORY STATEMENT

(in compliance with section 426 of the Companies Act 1985)

UBS Limited (Registered in England No. 02035362) Registered Office: 1 Finsbury Avenue, London EC2M 2PP	JPMorgan Cazenove Limited (Registered in England No.4153386) Registered Office: 20 Moorgate London EC2R 6DA

22 October 2007

Dear INVESCO PLC Shareholders, INVESCO PLC ADS holders, the INVESCO PLC SV Shareholder and INVESCO Inc. Exchangeable Shareholders

1	Introduction

On 25 September 2007, the board of directors of INVESCO PLC announced that it had approved a series of inter-related proposals to be put before INVESCO PLC Shareholders. Chief among the proposals is (i) to change the primary listing from the London Stock Exchange to the NYSE; (ii) to reorganise pursuant to a court approved scheme of arrangement so that INVESCO PLC becomes a wholly-owned subsidiary of Invesco Ltd., a new corporation incorporated in Bermuda; (iii) to implement a Share Capital Consolidation, also known as a reverse stock split, after the Scheme becomes effective; and (iv) to implement an intragroup reorganisation after the Scheme becomes effective.

Your attention is drawn to the letter from the Chairman of INVESCO PLC set out in Part I of this document, which forms part of this Explanatory Statement. The letter contains, among other matters, information on the reasons for the Proposal and the unanimous recommendation by the board of directors of INVESCO PLC to INVESCO PLC Shareholders and INVESCO PLC ADS holders to vote in favour of the resolutions to be proposed at the Court Meeting and the Extraordinary General Meeting.

The INVESCO PLC Directors intend to vote in favour of the resolutions to be proposed at the Court Meeting and the Extraordinary General Meeting in respect of their own beneficial holdings, which amount in aggregate to 7,147,093 INVESCO PLC Shares. This represents, as at 19 October 2007 (the last practicable day before publication of this document), approximately 0.86 percent of the votes capable of being cast at the Court Meeting and 0.84 percent of the votes capable of being cast at the Extraordinary General Meeting.

The INVESCO PLC Directors have retained UBS Limited and JPMorgan Cazenove Limited as financial advisers in connection with the Scheme. We have been authorised by the INVESCO PLC Directors to write to you to explain the Scheme and other components of the Proposal and to provide you with other relevant information.

The Scheme is set out in full in Part V of this document. Your attention is also drawn to the information regarding INVESCO PLC and Invesco Ltd. contained in Parts III and VII of this document.

You are strongly urged to read this document in its entirety in order to gain a better understanding of the proposals set forth herein.

2	Summary of the Terms of the Proposal

2.1	The Scheme

Under the Scheme, INVESCO PLC is proposing to reorganise itself pursuant to a Court approved scheme of arrangement under section 425 of the Companies Act so that INVESCO PLC becomes a wholly and directly owned subsidiary of Invesco Ltd. and the INVESCO PLC Shareholders and INVESCO PLC ADS holders become shareholders of Invesco Ltd. Immediately following the Scheme becoming effective, INVESCO PLC Shareholders and INVESCO PLC ADS holders will hold 100 percent of the Invesco Ltd. Shares in issue and the directors of Invesco Ltd. will be identical to the current Directors of INVESCO PLC. The Scheme will be implemented by cancelling the issued ordinary share capital of INVESCO PLC, capitalising the reserve created by the cancellation and issuing new fully paid shares in INVESCO PLC to Invesco Ltd. In return for Invesco Ltd.’s receipt of INVESCO

PLC Shares, the former INVESCO PLC Shareholders will receive one Invesco Ltd. Share for each INVESCO PLC Share and the former INVESCO PLC ADS holders will receive two Invesco Ltd. Shares for each INVESCO PLC ADS previously held by them at the Scheme Record Time (which is currently expected to be 6:00 p.m. on 3 December 2007) and otherwise on the terms and conditions set out in this document. However, the combined effect of the Scheme along with the Share Capital Consolidation will result in the former INVESCO PLC Shareholders receiving one Invesco Ltd. Share for every two INVESCO PLC Shares held before the Scheme becomes effective and the Share Capital Consolidation is implemented and the former INVESCO PLC ADS holders receiving one Invesco Ltd. Share for each INVESCO PLC ADS held before the Scheme becomes effective and the Share Capital Consolidation is implemented. Your attention is drawn to paragraph 3 of this Part II where the Scheme is explained in greater detail.

2.2	Change in Listing

When the Scheme becomes effective, the Invesco Ltd. Shares are intended to be listed on the NYSE. Simultaneously, the INVESCO PLC Shares will be delisted from the London Stock Exchange and the INVESCO PLC ADS programme will be terminated.

2.3	Share Capital Consolidation

As part of the Proposal, Invesco Ltd. intends to implement a reverse stock split, on a two-for-one basis, in respect of the Invesco Ltd. Shares issued under the Scheme. The Share Capital Consolidation will be implemented immediately after the Scheme. As stated above, the combined effect of the Scheme and the Share Capital Consolidation is that INVESCO PLC Shareholders will receive one Invesco Ltd. Share for every two INVESCO PLC Shares held before the Scheme becomes effective and the Share Capital Consolidation is implemented. Similarly, INVESCO PLC ADS holders will receive one Invesco Ltd. Share for each INVESCO PLC ADS held before the Scheme becomes effective and the Share Capital Consolidation is implemented. Your attention is drawn to paragraph 5 of this Part II where the Share Capital Consolidation is explained in greater detail.

2.4	Group Reorganisation

Immediately after the Scheme becomes effective, it is intended that there will be an intra group reorganisation under which INVESCO UK Limited, as the holding company for certain companies in the group carrying on regulated business in the EU, will be distributed by INVESCO PLC to Invesco Ltd. In order to create the necessary distributable reserves to enable this distribution to be made, it is intended that part of INVESCO PLC’s reserves should be capitalised through an issue of shares to Invesco Ltd. and that those shares will then be cancelled. All of this will happen after the Scheme becomes effective and so will not directly affect INVESCO PLC Shareholders. However, in order to make sure that this reorganisation can take place as soon as practicable, the necessary resolutions to facilitate the distribution will be put to the EGM.

INVESCO PLC ADS holders should read paragraph 9 of this Part II, which contains important information to INVESCO PLC ADS holders regarding the Proposal which is relevant to them.

The INVESCO PLC SV Shareholder should read paragraph 10 of this Part II, which contains important information regarding the Proposal which is relevant to the INVESCO PLC SV Shareholder.

Participants in the INVESCO PLC Share Plans should read paragraph 13 of this Part II, which contains further important information which is relevant to them.

3	Structure of the Scheme

3.1	The Scheme

The Proposal is to be effected by way of a scheme of arrangement of INVESCO PLC under section 425 of the Companies Act, the provisions of which are set out in full in Part V of this document.

On the Scheme becoming effective, the entire issued ordinary share capital of INVESCO PLC as at the Effective Date will be cancelled and new shares will be issued by INVESCO PLC to Invesco Ltd. by a capitalisation of the reserves arising from such cancellation, so that INVESCO PLC becomes a wholly owned subsidiary of Invesco Ltd.

INVESCO PLC Shareholders will then receive Invesco Ltd. Shares on the basis set out in paragraph 2.1 of this Part II.

To become effective, the Scheme requires the approval of (i) a majority in number of those INVESCO PLC Shareholders present and voting, either in person or by proxy, at the Court Meeting; (ii) 75 percent or more in value of all INVESCO PLC Shares held by such INVESCO PLC Shareholders and voted at that meeting. The Scheme also requires the sanction of the Court and the passing of a special resolution to implement the Scheme at the Extraordinary General Meeting, as well as satisfaction or waiver of the other conditions set out in Part IV of this document.

If the Scheme becomes effective, it will be binding on all INVESCO PLC Shareholders, including any shareholders who did not vote to approve the Scheme.

On the Effective Date, share certificates in respect of INVESCO PLC Shares will cease to be valid and should be destroyed. In addition, on the Effective Date, entitlements to INVESCO PLC Shares held within the CREST system will be cancelled.

3.2	Conditions

The Scheme is subject to a number of conditions set out in full in Part IV of this document.

The Scheme will require approval by the INVESCO PLC Shareholders at the Court Meeting and the Extraordinary General Meeting. The INVESCO PLC Meetings and the nature of the approvals required to be given at each of them are described in more detail in paragraph 4 of this Part II.

The Scheme can only become effective if all conditions to the Scheme, including approvals at the INVESCO PLC Meetings and the sanction of the Court, have been satisfied or, where appropriate, waived. INVESCO PLC Shareholders are entitled to attend the INVESCO PLC Meetings in person or by proxy to support or oppose the Scheme. The Scheme will become effective upon the delivery for registration to the Registrar of Companies at Companies House of copies of the Court Orders and the registration of the Court Order confirming the Capital Reduction. Unless the Scheme becomes effective by not later than 30 June 2008, or such later date as INVESCO PLC and Invesco Ltd. may agree and the Court may allow, the Scheme will lapse and will not proceed.

Invesco Ltd. has agreed to consent to the Scheme and to undertake to be bound by the terms of the Scheme. The First Court Hearing is expected to be held on 3 December 2007.

If the Scheme is sanctioned by the Court and the conditions to the Scheme are satisfied or waived, it is expected that the Scheme will become effective on 4 December 2007, and that dealings in the Invesco Ltd. Shares issued pursuant to the Scheme will commence at 9:30 a.m. (New York time) and 2:30 p.m. (London time) on 4 December 2007.

3.3	Amendment to INVESCO’s Articles of Association

It is proposed, as part of the first resolution to be proposed at the Extraordinary General Meeting, to amend INVESCO PLC’s Articles of Association to ensure that any INVESCO PLC Shares issued after the date of such amendment to the Articles but before the Reduction Record Time are issued subject to the terms of the Scheme. The amended Articles of Association will also provide that any INVESCO PLC Shares issued on or after the Effective Date, for example, upon the exercise of options under the INVESCO PLC Share Plans, will automatically be transferred to Invesco Ltd. in consideration of the issue to such holder by Invesco Ltd. of Invesco Ltd. Shares on the same terms as under the Scheme. This will avoid any person other than Invesco Ltd. or its nominee(s) holding INVESCO PLC Shares after the Scheme becomes effective.

Paragraph 1.2 of the first resolution set out in the notice of Extraordinary General Meeting at the end of this document seeks shareholder approval for such amendments.

3.4	Securities Act considerations

INVESCO PLC has been advised that the Invesco Ltd. Shares may be issued to INVESCO PLC Shareholders under the Scheme without registration under the Securities Act pursuant to an exemption provided by section 3(a)(10) of the Securities Act. INVESCO PLC will advise the Court that its sanctioning of the Scheme will be relied upon by INVESCO PLC as a court approval of the Scheme for the purpose of qualifying for the exemption from the registration requirements of the Securities Act described above.

4	INVESCO PLC Meetings

The Scheme will require the approval of INVESCO PLC Shareholders at the Court Meeting and the Extraordinary General Meeting. Both such meetings will be held on 14 November 2007.

Notices of the Court Meeting and the Extraordinary General Meeting are set out on pages 64 to 68 of this document. Entitlement to attend and vote at these meetings and the number of votes which may be cast thereat will be determined by reference to the register of members of INVESCO PLC at 6:00 p.m. on 12 November 2007 which is two days before the date of the INVESCO PLC Meetings.

4.1	Court Meeting

The Court Meeting has been convened for 11:30 a.m. on 14 November 2007 in accordance with the direction of the Court to enable the INVESCO PLC Shareholders to consider and, if thought fit, approve the Scheme. In relation to the Court Meeting, voting will be by way of poll and each relevant member present in person or by proxy will be entitled to one vote for every four INVESCO PLC Shares held.

4.2	Extraordinary General Meeting

The Extraordinary General Meeting has been convened for 11:45 a.m. on 14 November 2007 (or as soon thereafter as the Court Meeting shall have concluded or been adjourned) to enable INVESCO PLC Shareholders and the INVESCO PLC SV Shareholder to consider and, if thought fit, pass the following special resolutions (which require a vote in favour of not less than 75 percent of the votes cast):

(a) (i)	to approve the cancellation of the INVESCO PLC Shares;

(ii)	to approve (A) the increase of INVESCO PLC’s share capital by the number of shares that are cancelled pursuant to the Scheme; (B) the application of the reserve arising out of the cancellation of the INVESCO PLC Shares to pay up in full the number of new shares in INVESCO PLC created pursuant to the increase of INVESCO PLC’s share capital described at (A) above; and (C) the issue, pursuant to section 80 of the Companies Act (in relation to the authority of directors to allot shares), of such new shares in INVESCO PLC to Invesco Ltd. (and/or its nominees); and

(iii)	to amend the Articles of Association in the manner described in paragraph 3.3 of this Part II; and

(b)	subject to the Scheme becoming effective, to approve an increase in capital, a bonus issue of new INVESCO PLC Shares to Invesco Ltd. and the cancellation of such new shares, all of which are necessary to enable the proposed Invesco group reorganisation referred to in paragraph 2.4 of this Part II to take place after the Scheme becomes effective.

4.3	Voting at each INVESCO PLC Meeting

The approval required at the Court Meeting is (i) a majority in number of those INVESCO PLC Shareholders present and voting, either in person or by proxy, at the Court Meeting; and (ii) 75 percent or more in value of all INVESCO PLC Shares held by such INVESCO PLC Shareholders and voted at that meeting.

All INVESCO PLC Shareholders are entitled to vote at the Court Meeting and the Extraordinary General Meeting. The INVESCO SV Shareholder is entitled to vote at the Extraordinary General Meeting, but is not entitled to vote at the Court Meeting. At the Extraordinary General Meeting, on a show of hands, each INVESCO PLC Shareholder and the INVESCO PLC SV Shareholder will have one vote. On a poll, each INVESCO PLC Shareholder will have one vote for every four INVESCO PLC Shares held and the INVESCO PLC SV Shareholder will have one vote for every four INVESCO Inc. Exchangeable Shares that are owned by INVESCO Inc. Exchangeable Shareholders and for which the INVESCO PLC SV Shareholder has voting instructions.

At the Court Meeting, voting will be by way of poll and therefore each INVESCO PLC Shareholder present in person or by proxy will be entitled to one vote for every four INVESCO PLC Shares held.

A BLUE form of proxy for use at the Court Meeting and a WHITE form of proxy for use at the Extraordinary General Meeting are enclosed. Any proxy given may be revoked at any time up to 48 hours before the start of the relevant meeting (or any adjournment thereof) by notifying Capita Registrars in writing of such revocation at the address set out on the proxy form. Alternatively, if the relevant INVESCO PLC Shareholder attends and votes in person at the meeting or any adjournment thereof, the proxy will be disregarded.

Under US state law, dissenters’ right of appraisal is generally a procedure by which shareholders may dissent from certain merger and sale of assets transactions submitted for shareholder vote, demand the payment of the fair value of their shares and have the fair value determined by judicial appraisal. There are no such rights of appraisal or similar rights of dissenters with respect to any of the matters to be acted upon at the meetings. However, objections to the Scheme may be raised at the First Court Hearing as explained in paragraph 3.2 of this Part II.

At the Court Meeting, INVESCO PLC Shares may be voted either “for” or “against” with respect to the Scheme and INVESCO PLC Shares that are not voted “for” or “against” will not be considered present at such meeting and will therefore not have an effect on the outcome of the vote.

At the Extraordinary General Meeting, INVESCO PLC Shares may be voted either “for”, “against” or “vote withheld” with respect to the resolutions that are put to vote. INVESCO PLC Shares that are not voted “for”, “against” or “vote withheld” in respect of such resolutions will not be considered present at such meeting and, as a result, such shares will not have an effect on the outcome of the vote. Shares voted “withheld” will not be a vote in law and will not count in the calculation of the proportion of the votes cast for and against the resolutions.

Duly executed forms of proxy will be voted in accordance with the instructions provided therein and to the extent no instructions are given the shares will not be voted at the meeting. At the Extraordinary General Meeting, if no alternative proxy is indicated, the chairman of the meeting will act as the proxy, which, in the absence of any instruction, will be voted in accordance with the recommendations of the board of directors as described in this proxy statement. Your attention is drawn to the new regime for the appointment of proxies, in particular the appointment of more than one proxy, set out in the “Multiple Proxy Voting Instructions” attached to the enclosed forms of proxy.

5	Share Capital Consolidation

As part of the Proposal, it is intended to implement a reverse stock split on a two-for-one basis. This is being proposed to help ensure that initially the Invesco Ltd. Shares trade at a price comparable to the trading price of the INVESCO PLC ADSs. The reverse stock split will take place after the Scheme becomes effective and will be conditional upon the listing of the Invesco Ltd. Shares on the NYSE.

The reverse stock split will be implemented by consolidating Invesco Ltd. Shares issued under the Scheme so that Shareholders will receive one Invesco Ltd. Share for every two INVESCO PLC Shares they own (directly or indirectly) at 6:00 p.m. (London time), or 1:00 p.m. (New York City time), as the case may be, on 3 December 2007. This is referred to in this document as the Share Capital Consolidation.

The effect of this consolidation will be to reduce the number of Invesco Ltd. Shares in issue, but INVESCO PLC Shareholders and holders of INVESCO PLC ADSs will own the same proportion of Invesco Ltd. as they did of INVESCO PLC before the Scheme became effective, subject (in the case of INVESCO PLC Shareholders) to fractional entitlements.

A fractional entitlement will arise as a result of the Share Capital Consolidation unless a holding of Invesco Ltd. Shares is divisible by two. For example, an INVESCO PLC Shareholder holding seventy-five Invesco Ltd. Shares immediately after the Scheme becomes effective would, after the Share Capital Consolidation, be entitled to thirty-seven Invesco Ltd. Shares and a one-half fractional entitlement to a new Invesco Ltd. Share. Fractional entitlements will be aggregated, sold in the market and the proceeds will be returned to the former INVESCO PLC Shareholders by cheque to be despatched by 18 December 2007.

As each INVESCO PLC ADS currently represents two INVESCO PLC Shares, the Share Capital Consolidation will not result in any entitlement to fractional interests in Invesco Ltd. Shares for the holders of INVESCO PLC ADSs.

6	The INVESCO PLC Directors and the Effect of the Scheme on their Interests

Details of the interests of the Directors of INVESCO PLC (including any interests under the INVESCO PLC Share Plans) are set out in paragraph 5 of Part VII of this document. INVESCO PLC Shares held by the Directors of INVESCO PLC will be subject to the Scheme.

There will be no change to the terms of the service contracts or letters of appointment of the Directors of INVESCO PLC (other than to substitute Invesco Ltd. for INVESCO PLC) in connection with the Scheme or the Proposal.

The effect of the Scheme on the interests of the Directors and executive officers of INVESCO PLC does not differ from its effect on the like interests of any other person.

7	The Panel and The Takeover Code

7.1	Introduction

As a public limited company registered in England and with its central place of management and control in the UK, INVESCO PLC is currently subject to the provisions of the Takeover Code. Following the Scheme becoming effective, INVESCO PLC Shareholders will become shareholders in Invesco Ltd., a company whose central place of management and control is not in the UK. As a result, following the Scheme becoming effective, the Takeover Code will not apply to any offer made to shareholders in Invesco Ltd. to acquire their shares.

INVESCO PLC Shareholders should note that, if the Scheme is implemented, they will not receive the protections afforded by the Takeover Code in the event of an offer to acquire their shares in Invesco Ltd.

Brief details of the Panel, the Takeover Code and the protections given by the Takeover Code are described below.

7.2	The Takeover Code

The Takeover Code is issued and administered by the Panel. The Takeover Code and the Panel operate principally to ensure that shareholders are treated fairly and are not denied an opportunity to decide on the merits of a takeover and that shareholders of the same class are afforded equivalent treatment by an offeror. The Takeover Code also provides an orderly framework within which takeovers are conducted. In addition, it is designed to promote, in conjunction with other regulatory regimes, the integrity of the financial markets.

7.3	The General Principles and Rules of the Takeover Code

The Takeover Code is based on a number of general principles which are essentially statements of standards of commercial behaviour. These are set out in Part VI and apply to all transactions with which the Takeover Code is concerned. They are expressed in broad terms and the Takeover Code does not define the precise extent of, or the limitations on, their application. They are applied by the Panel in accordance with their spirit to achieve their underlying purpose.

In addition to the general principles, the Takeover Code contains a series of rules, of which some are effectively expansions of the general principles and examples of their application and others are provisions governing specific aspects of takeover procedure. Although most of the rules are expressed in more detailed language than the general principles, they are not framed in technical language and, like the general principles, are to be interpreted to achieve their underlying purpose. Therefore, their spirit must be observed as well as their letter. The Panel may derogate or grant a waiver to a person from the application of a rule in certain circumstances.

7.4	Giving up the Protection of the Takeover Code

A summary of key points regarding the application of the Takeover Code to takeovers generally is set out in Part VI of this document. You are encouraged to read this information carefully as it outlines certain important protections which you will be giving up if the Scheme is implemented.

The Bye-laws of Invesco Ltd. contain provisions relating to takeovers as described in Part III, “Takeover of Public Companies”.

8	Listings, dealings and settlement

8.1	Listings

The Invesco Ltd. Shares are intended to be listed on the NYSE. The listing of the Invesco Ltd. Shares on the NYSE is expected to become effective on the Effective Date and the dealings in the Invesco Ltd. Shares are expected to commence at 9:30 a.m. (New York time) and 2:30 p.m. (London time) on the Effective Date, which, subject to the approval of the Court, is expected to be 4 December 2007.

The listing of INVESCO PLC Shares on the Official List and their admission to trading on the London Stock Exchange’s main market for listed securities and the listing of INVESCO PLC ADSs on the NYSE, will be cancelled immediately prior to the commencement of dealings of the Invesco Ltd. Shares on the NYSE.

The Invesco Ltd. Shares will not be registered under the Securities Act in reliance upon the exemption from the registration requirements of the Securities Act provided by section 3(a)(10) thereof. Invesco Ltd. Shares issued to a holder of INVESCO PLC Shares or to a holder of INVESCO PLC ADSs who is neither an affiliate, for the purposes of the Securities Act, of INVESCO PLC or Invesco Ltd. prior to the Effective Date nor an affiliate (as defined under the Securities Act) of Invesco Ltd. after the Effective Date may be resold without restriction under the Securities Act. Affiliates of INVESCO PLC and Invesco Ltd. will be subject to timing, manner of sale and volume restrictions on the sale of Invesco Ltd. Shares received in connection with the Scheme under Rule 145(d) of the Securities Act. Persons who may be deemed to be affiliates of INVESCO PLC or Invesco Ltd. include individuals who, or entities that, control directly or indirectly, are controlled by or are under common control with INVESCO PLC or Invesco Ltd. and may include certain officers and directors of INVESCO PLC and Invesco Ltd. and principal shareholders (such as a holder of more than 10 percent of the issued share capital of INVESCO PLC or of the outstanding capital stock of Invesco Ltd.). INVESCO PLC Shareholders and holders of INVESCO PLC ADSs who believe they may be affiliates for the purposes of the Securities Act should consult their own legal advisers prior to any sale of Invesco Ltd. Shares received upon the Scheme becoming effective.

For the purpose of qualifying for the exemption from the registration requirements of the Securities Act provided by section 3(a)(10) therein with respect to the Invesco Ltd. Shares issued pursuant to the Scheme, INVESCO PLC will advise the Court that INVESCO PLC and Invesco Ltd. will rely on the section 3(a)(10) exemption based on the Court’s sanctioning of the Scheme and will view the Court’s sanctioning of the Scheme as an approval of the Scheme following a hearing on its fairness to INVESCO PLC Shareholders, at which hearing all such Shareholders are entitled to attend in person or by counsel to support or oppose the sanctioning of the Scheme and with respect to which notification has been given to all such INVESCO PLC Shareholders.

8.2	Dealings

The last dealing day in INVESCO PLC Shares and INVESCO PLC ADSs is expected to be 3 December 2007 (the day prior to the Effective Date), following which the INVESCO PLC Shares will be suspended from trading on the London Stock Exchange and the INVESCO PLC ADSs will be suspended from trading on the NYSE with effect from the start of trading on the Effective Date.

However, holders of certificated INVESCO PLC Shares should note that any dealings in certificated INVESCO PLC Shares must have completed (i.e. settled) by the Scheme Record Time, which is expected to be 5:00 p.m. on 3 December 2007. If any trades in certificated INVESCO PLC Shares have not settled by this time, the relevant INVESCO PLC Shareholder will need to make arrangements with his financial adviser and/or broker to ensure that the trade is satisfied by the transfer of Invesco Ltd. Shares.

If certificated INVESCO PLC Shareholders are in any doubt as to what action they should take, they should seek the advice of their financial adviser and/or broker.

Invesco is applying to list the Invesco Ltd. Shares to be issued under the Scheme on the NYSE. The application is expected to become effective and trading in the Invesco Ltd. Shares is expected to commence on the NYSE at 9:30 a.m. (New York time) and 2:30 p.m. (London time) on the Effective Date, which, subject to approval, is expected to be 4 December 2007.

8.3	Settlement

Subject to the Scheme and the Share Capital Consolidation becoming effective (and except as provided in paragraph 12 of this Part II in relation to certain non-UK/US INVESCO PLC Shareholders), settlement of the Invesco Ltd. Shares to which any INVESCO PLC Shareholder is entitled under the Scheme will be effected in the following manner:

(a)	INVESCO PLC Shares in certificated form

To assist certificated holders in facilitating dealings in their Invesco Ltd. Shares, Invesco Ltd. intends to offer a dealing facility under which their entitlement to Invesco Ltd. Shares (after taking account of the Share Capital Consolidation) may be sold, at their request and for their benefit, at any time during the existence of the dealing facility. To effect this dealing facility, the Invesco Ltd. Shares to which all Certificated Holders are entitled will not be issued in certificated form but will instead be issued to the Certificated Holder in book entry form under the direct registration system which exists in the United States. Written notification of the relevant holding in book entry form will be sent to Certificated Holders after the Effective Date. Details of such dealing facility will be sent to Certificated Holders in due course.

In any case, Invesco Ltd. reserves the right to settle all or any part of the Invesco Ltd. Shares referred to in this paragraph for all or any Certificated Holder(s) in certificated form in the manner referred to in paragraph (c) below if, for any reason, it wishes to do so.

(b)	INVESCO PLC Shares in uncertificated form (that is, in CREST)

To facilitate holding and trading of Invesco Ltd. Shares in uncertificated form for those INVESCO PLC Shareholders who hold INVESCO PLC Shares in a stock account in CREST at the Scheme Record Time, it is intended that the Invesco Ltd. Shares to which they will be entitled will be delivered, held and settled in CREST by means of the CREST International Settlement Links Service, and in particular Euroclear UK’s established link with DTCC, the US settlement and clearance system. This link operates via the services of CREST International Nominees, which is a participant in DTCC. Under the CREST International Settlement Links Service, CREST Depository Limited, a subsidiary of Euroclear UK, issues dematerialised depository interests representing entitlements to non-UK securities such as Invesco Ltd. Shares, called CDIs. CDIs are independent securities constituted under English law, which may be held and transferred through the CREST System.

Accordingly, the Invesco Ltd. Shares to which electing Scheme Shareholders will be entitled will be delivered to CREST International Nominees’ account at DTCC, and CREST Depository Limited will then issue Invesco Ltd. CDIs through CREST to the appropriate stock account in CREST of the INVESCO PLC Shareholder concerned. The stock account concerned will be an account under the same participant ID as the relevant INVESCO PLC Shareholder currently has. Following distribution of the Invesco Ltd. CDIs, such holders will be entitled to arrange for the transfer of their Invesco Ltd. CDIs to other CREST holders, or the underlying Invesco Ltd. Shares to another participant in DTCC, if they so wish.

As from the Effective Date, INVESCO PLC Shares held within CREST will be cancelled.

The crediting of Invesco Ltd. CDIs through CREST will take place as soon as reasonably practicable after the Effective Date and in any event after the Share Capital Consolidation. Statements of entitlement detailing the holding of INVESCO Ltd. CDIs will be despatched no later than 14 days after the Effective Date.

INVESCO PLC Shareholders should note that they will have no rights in respect of Invesco Ltd. Shares or INVESCO Ltd. CDIs held through CREST against Euroclear UK or its subsidiaries. Normal CREST procedures (including timings) apply in relation to any INVESCO PLC Shares that are, or are to be, converted from uncertificated to certificated form, or from certificated to uncertificated form prior to the Effective Date.

A nominal custody fee, as determined by Euroclear UK from time to time, will be charged to users for the use of INVESCO Ltd. CDIs.

Following issue of the Invesco Ltd. CDIs, holders of the Invesco Ltd. CDIs will, at their option, be able to effect the cancellation of their Invesco Ltd. CDIs in CREST in order to hold their underlying Invesco Ltd. Shares directly by sending an instruction to CREST to that effect and will be entitled to arrange for the transfer of their Invesco Ltd. Shares (as represented by their holding of Invesco Ltd. CDIs) either into the direct registration service in the United States or into a shareholding account with a depositary financial institution which is a participant in DTCC. Certain transfer fees will be payable by a holder of Invesco Ltd. CDIs who makes such a transfer.

(c)	General

All documents and cheques sent by or to INVESCO PLC Shareholders, or as such persons shall direct, will be sent at their own risk and will be sent by post either to the holder’s address as set out on the register of members at the Scheme Record Time or to such other address of the holder as is notified as a change of address in writing by an INVESCO PLC Shareholder to INVESCO PLC prior to the Effective Date and, in the case of joint holders, to the holder whose name stands first in such register in respect of the joint holdings concerned.

Once the written notifications relating to the holding of such Invesco Ltd. Shares in book entry form have been issued, INVESCO PLC Shareholders should destroy their certificates for INVESCO PLC Shares.

If dividends are declared, Invesco Ltd. Shareholders will be paid dividends in US dollars. Otherwise, mandates in force at the Effective Date relating to other instructions given by INVESCO PLC Shareholders will, unless revoked, be deemed as from the Effective Date to relate to the corresponding Invesco Ltd. Shares.

INVESCO PLC has confirmed that, except as provided for in the Scheme, settlement of the Invesco Ltd. Shares and any other payment which an INVESCO PLC Shareholder is entitled to receive from INVESCO PLC or Invesco Ltd. will be implemented in full without regard to any lien, right of set-off, counter claim or other analogous right to which INVESCO PLC or Invesco Ltd. may be, or claim to be, entitled against such shareholder.

INVESCO PLC ADS holders should read paragraph 9 of this Part II, which contains further important information which is relevant to them.

9	Treatment of INVESCO PLC ADSs

Each INVESCO PLC ADS currently represents two INVESCO PLC Shares. The Bank of New York Mellon, as Depositary, is the record holder of the INVESCO PLC Shares underlying the INVESCO PLC ADSs. The Depositary, as an INVESCO PLC Shareholder, under the Scheme will be entitled to:

One Invesco Ltd. Share for each INVESCO PLC Share

held by it at the Scheme Record Time.

As soon as practicable after the Effective Date and after the Share Capital Consolidation as described in paragraph 5 of this Part II, the Depositary will, after the satisfaction of certain pre-conditions set forth below, distribute directly to INVESCO PLC ADS holders their proportionate entitlement to the Invesco Ltd. Shares, in the following proportions:

One Invesco Ltd. Share for each INVESCO PLC ADS

held by INVESCO PLC ADS holders at the Scheme Record Time and otherwise on the terms and conditions set out in this document and the Deposit Agreement.

INVESCO PLC ADS holders who hold their INVESCO PLC ADSs in book entry form will have their relevant proportion of the Invesco Ltd. Shares automatically credited to their relevant book entry account. However, Invesco Ltd. reserves the right to settle all or any part of the Invesco Ltd. Shares in certificated form.

With respect to INVESCO PLC ADS holders who hold certificates representing INVESCO PLC ADSs, as soon as reasonably practicable, and in any event within ten business days after the Effective Date, the Depositary will mail to each such holder a letter of transmittal which such INVESCO PLC ADS holder must properly complete and deliver to the Depositary along with the relevant holder’s certificate representing the INVESCO PLC ADSs and instructions for effecting surrender of the INVESCO PLC ADSs.

Until properly surrendered as set out above, each certificate representing an INVESCO PLC ADS will, after the Effective Date, represent the right to receive, upon proper surrender, Invesco Ltd. Shares. Upon receipt of such INVESCO PLC ADSs, the Depositary will transfer to the former INVESCO PLC ADS holder one Invesco Ltd. Share for every one INVESCO PLC ADS cancelled by making a book entry in the direct registration system in the United States. After the Effective Date, the ADS programme for the INVESCO PLC ADSs will be terminated.

All documents shall be sent to INVESCO PLC ADS holders at their own risk and will be sent by post either to the ADS holder’s address as set out on the register of INVESCO PLC ADS holders at the Scheme Record Time or to such other address of the ADS holder as is notified as a change of address in writing by an INVESCO PLC ADS holder to the Depositary prior to the Effective Date and, in the case of joint ADS holders, to the ADS holder whose name stands first in such register in respect of the joint holdings concerned.

It should be noted that INVESCO PLC ADS holders will not be entitled to attend the INVESCO PLC Meetings. However, INVESCO PLC ADS holders will be able to have their votes represented at the Court Meeting and the Extraordinary General Meeting by proxy through procedures established pursuant to the Deposit Agreement. INVESCO PLC ADS holders who wish to attend the INVESCO PLC Meetings as an INVESCO PLC Shareholder should take steps to present their INVESCO PLC ADSs to the Depositary for cancellation and delivery of INVESCO PLC Shares so as to become holders of record of INVESCO PLC Shares prior to the INVESCO PLC Meetings. If INVESCO PLC ADS holders wish to attend the INVESCO PLC Meetings, they must present their INVESCO PLC ADSs to the Depositary for cancellation by no later than 30 October 2007, although no guarantee can be given by the Depositary that it will be able to procure that the relevant INVESCO PLC ADS holder becomes a holder of record of INVESCO PLC Shares in time for the relevant meetings.

Pursuant to the Deposit Agreement, the Depositary has fixed the close of business in New York on 11 October 2007 as the ADS Record Date. All INVESCO PLC ADS holders on record at the ADS Record Date will be sent a notice containing (i) this document, (ii) a statement that the INVESCO PLC ADS holders as of the ADS Record Date will be entitled to instruct the Depositary as to the exercise of the voting rights pertaining to the number of INVESCO PLC Shares represented by their respective INVESCO PLC ADSs, and (iii) a statement that such instructions may be given by returning a properly executed ADS Voting Instruction Card (in the form enclosed with this document) to the Depositary. INVESCO PLC Shares represented by properly executed ADS Voting Instruction Cards received by the Depositary before 5:00 p.m. (New York time) on 6 November 2007, unless such ADS Voting Instruction Cards have been revoked, will be voted by the Depositary in accordance with the instructions set forth on such ADS Voting Instruction Card. In accordance with the provisions of the Deposit Agreement, if no instructions are indicated, or an INVESCO PLC ADS holder does not return the ADS Voting Instruction Card, such INVESCO PLC ADS holder will be deemed to have instructed the Depositary to give, and the Depositary will give, a discretionary proxy to a person designated by INVESCO PLC with respect to such INVESCO PLC Shares represented by such holder’s INVESCO PLC ADSs. INVESCO PLC Shares covered by such discretionary proxy will be voted to approve the Scheme.

Any INVESCO PLC ADS holder giving instructions to the Depositary has the power to revoke or modify the instructions by delivery of a revocation or new ADS Voting Instruction Card to the Depositary at The Bank of New York Mellon, P.O. Box 11230, New York, NY 10203-0230, by no later than 5:00 p.m. (New York time) on 6 November 2007.

In addition, a completed ADS Voting Instruction Card returned by an INVESCO PLC ADS holder will authorise the disclosure to INVESCO PLC of the name and address of such INVESCO PLC ADS holder together with details of the instructions on the ADS Voting Instruction Card.

In accordance with the terms of the Deposit Agreement, a fee will be charged for the cancellation of the INVESCO PLC ADSs. Invesco Ltd. will pay the entire fee.

10	Exchangeable Shares and the INVESCO PLC SV Share

INVESCO Inc. Exchangeable Shares are shares in INVESCO Inc., a corporation incorporated in Canada and an indirect subsidiary of INVESCO PLC. INVESCO Inc. Exchangeable Shares are generally exchangeable for INVESCO PLC Shares on a one-for-one basis at any time at the request of the relevant INVESCO Inc. Exchangeable Shareholder.

The INVESCO PLC SV Share is a share in INVESCO PLC which was issued in connection with the issuance of the INVESCO Inc. Exchangeable Shares. The INVESCO PLC SV Share is held by CIBC Mellon Trust Company. It carries voting rights in INVESCO PLC and its holder exercises those voting rights in accordance with the instructions of the INVESCO Inc. Exchangeable Shareholders.

As announced on 22 October 2007, the Board of Directors of INVESCO Inc. has resolved that, if the Scheme is sanctioned at the First Court Hearing, the INVESCO Inc. Exchangeable Shares will be redeemed in accordance with their terms and each holder of INVESCO Inc. Exchangeable Shares will receive one INVESCO PLC Share for each INVESCO Inc. Exchangeable Share held on that date.

The INVESCO PLC Shares issued in respect of the INVESCO Inc. Exchangeable Shares will be subject to the Scheme and are therefore expected to be replaced with Invesco Ltd. Shares on the same basis as set out in paragraph 2.1 above. Similarly the Invesco Ltd. Shares issued in respect of the INVESCO Inc. Exchangeable Shares will be subject to the Share Capital Consolidation on the terms set out in paragraph 2.3 above.

Therefore, after implementation of the Proposal, the former holders of INVESCO Inc. Exchangeable Shares will be holders of Invesco Ltd. Shares and will enjoy the same rights and privileges as the former INVESCO PLC Shareholders. The INVESCO PLC SV Share will also be redeemed after the Scheme becomes effective.

Separate guidance to holders of INVESCO Inc. Exchangeable Shares has been sent with this document to holders of INVESCO Inc. Exchangeable Shares, and includes details on how to instruct the INVESCO PLC SV Shareholder to vote at the Extraordinary General Meeting.

11	UK/US Shareholder Taxation

The following are brief and general summaries of the United Kingdom and United States taxation treatment of the Proposal. The summaries are based on existing law, including statutes, regulations, administrative rulings and court decisions, and what is understood to be current HM Revenue and Customs and United States Internal Revenue Service (“IRS”) practice, all as in effect on the date of this document. Future legislative, judicial or administrative changes or interpretations could alter or modify statements and conclusions set forth below, and these changes or interpretations could be retroactive and could affect the tax consequences of the Proposal to INVESCO PLC Shareholders and INVESCO PLC ADS holders. The summaries do not consider the consequences of the Proposal under tax laws of countries other than the United Kingdom and the United States (or any US laws other than those pertaining to income tax), nor do the summaries consider any alternative minimum tax or state or local consequences of the Proposal.

The summaries provide general guidance to persons resident, ordinarily resident and domiciled for tax purposes in the United Kingdom who hold INVESCO PLC Shares and/or INVESCO PLC ADSs as an investment, and to US holders (as defined below) that hold INVESCO PLC Shares and/or INVESCO PLC ADSs as capital assets (within the meaning of section 1221 of the US Internal Revenue Code), and not to any holders who are subject to special tax rules, such as banks, financial institutions, broker-dealers, persons that elect mark-to-market treatment, UK resident individuals who hold their INVESCO PLC Shares under a personal equity plan or an individual savings account, persons that hold their INVESCO PLC Shares and/or INVESCO PLC ADSs as a position in part of a straddle, conversion transaction, constructive sale or other integrated investment, US holders whose “functional currency” is not the US dollar, persons who received their INVESCO PLC Shares and/or INVESCO PLC ADSs by exercising employee stock options or otherwise as compensation, S corporations or other pass-through entities (or investors in S corporations or other pass-through entities), mutual funds, insurance companies and exempt organisations. In addition, this discussion does not address US holders of INVESCO PLC Shares and/or INVESCO PLC ADSs who will own 5 percent or more of the Invesco Ltd. Shares, measured by vote or value, either directly or indirectly through attribution rules, immediately after the Scheme becomes effective, because those shareholders are subject to special US federal income tax rules, would generally be required to enter into a “gain recognition agreement” with the IRS to avoid current taxation upon receipt of Invesco Ltd. Shares under the Scheme, and may be required to recognise taxable gain or loss for US federal income tax purposes in respect of the Scheme in certain circumstances. Each such US holder is urged to consult his tax advisor concerning the decision to file a gain recognition agreement and the procedures to be followed in connection with that filing. The summaries are not intended to provide specific advice and no action should be taken or omitted to be taken in reliance upon it. If you are in any doubt about your taxation position, or if you are ordinarily resident or domiciled outside the United Kingdom or resident or otherwise subject to taxation in a jurisdiction outside the United Kingdom or the United States, you should consult your own professional advisers immediately.

11.1	Taxation of the Company

Invesco Ltd. will be incorporated in Bermuda. The Directors intend to conduct Invesco Ltd.’s affairs such that, based on current law and practice of the relevant tax authorities, Invesco Ltd. will not become resident for tax purposes in any other territory. This section is written on the basis that Invesco Ltd. does not become resident in a territory other than Bermuda. Dividends paid by Invesco Ltd. will, on this basis, be regarded as Bermudan dividends.

11.2	UK Taxation

(a)	Capital Gains

(i)	Implementation of the Scheme

If an INVESCO PLC Shareholder does not hold (either alone or together with persons connected with him) more than five percent of, or of any class of, shares in or debentures of INVESCO PLC, he will not be treated as having made a disposal of his INVESCO PLC Shares. Instead, the Invesco Ltd. Shares should be treated as the same asset as those INVESCO PLC Shares acquired at the same time and for the same consideration as the INVESCO PLC Shares.

Any INVESCO PLC Shareholder who holds (either alone or together with persons connected with him) more than five percent of, or of any class of, shares in or debentures of INVESCO PLC is advised that clearance has been granted by HM Revenue and Customs under section 138 of the Taxation of Chargeable Gains Act 1992 in respect of the Scheme. As a result, any such shareholder will be treated in the manner described in the preceding paragraph.

(ii)	Share Capital Consolidation

For the purposes of United Kingdom taxation of capital gains, the Share Capital Consolidation will be regarded as a reorganisation of the share capital of Invesco Ltd.

Accordingly, other than in respect of any fractional entitlements referred to below you will not be treated as making a disposal of all or part of your holding of Invesco Ltd. Shares by reason of the Share Capital Consolidation and no liability to tax on capital gains should arise in respect of the Share Capital Consolidation.

Your existing and post-Share Capital Consolidation Invesco Ltd. Shares will be treated as the same asset acquired at the time you acquired your existing INVESCO PLC Shares.

You may, depending on your circumstances, incur a liability to tax on capital gains in respect of any cash received for the sale of any fractional entitlements arising to you as a result of the Share Capital Consolidation. However, you may be treated as making no disposal for the purpose of tax on capital gains if the cash payment is “small” as compared to the value of the INVESCO PLC Shares in respect of which the rights arose. No liability to tax on capital gains will then arise as a result of the disposal of your fractional entitlements, but the proceeds will be deducted from the base cost of your holding of existing INVESCO PLC Shares. HM Revenue and Customs interprets “small” as five percent or less of the value of the INVESCO PLC Shares in respect of which the rights arose or £3,000 or less, regardless of whether or not it would pass the five percent test.

(iii)	Future Disposal of Invesco Ltd. Shares

A subsequent disposal of the Invesco Ltd. Shares may, depending on individual circumstances (including the availability of exemptions and allowable losses), give rise to a liability to UK tax on capital gains.

Any chargeable gain or allowable loss on a disposal of the Invesco Ltd. Shares should be calculated taking into account the allowable cost to the holder of acquiring his INVESCO PLC Shares. To this should be added, when calculating a chargeable gain but not an allowable loss, indexation allowance on the allowable cost. For corporate shareholders, this indexation allowance will be calculated by reference to the date of disposal of the Invesco Ltd. Shares. For individual shareholders, the indexation allowance will be applied until April 1998 with taper relief (if available) applying thereafter until disposal, depending on the number of complete years for which the Invesco Ltd. Shares have been held. The UK Government has announced that for disposals occurring on or after 6 April 2008 indexation allowance and taper relief will cease to be available to individual shareholders and that they will be subject to capital gains tax at the rate of 18% in respect of any chargeable gain.

(b)	Taxation of dividends on Invesco Ltd. Shares

A UK resident Invesco Ltd. Shareholder or a holder of Invesco Ltd. Shares who carries on a trade, profession or vocation in the United Kingdom through a branch or agency or, in the case of a company, a permanent establishment in connection with which the Invesco Ltd. Shares are held will generally, depending upon the holder’s particular circumstances, be subject to UK income tax or corporation tax (as the case may be), on any dividends paid by Invesco Ltd. on the Invesco Ltd. Shares.

The UK government is currently considering the tax treatment of portfolio dividends received by UK tax resident companies with a view to achieving parity of treatment between UK and foreign portfolio dividends.

A UK resident individual Invesco Ltd. Shareholder who is liable to UK income tax at no more than the basic rate will be liable to income tax on the dividend income at the dividend ordinary rate (10 percent in 2007-2008). A UK resident individual Invesco Ltd. Shareholder who is liable to UK income tax at the higher rate will be subject to income tax on the dividend income at the dividend upper rate (32.5 percent in 2007-2008). It is expected that a new regime concerning the taxation of non-UK source dividends received by individuals resident in the United Kingdom will be introduced in the next tax year and that under the new regime individuals in receipt of dividends from non-resident companies will, if they own less than a 10 percent shareholding in Invesco Ltd and in total they receive less than £5,000 of dividends a year from non UK resident companies, be entitled to the same non-payable dividend tax credit as individuals in receipt of UK dividends.

(c)	Stamp duty and stamp duty reserve tax (“SDRT”)

(i)	The Scheme and the Share Capital Consolidation

No ad valorem United Kingdom stamp duty or SDRT will be payable by INVESCO PLC Shareholders as a result of the Scheme or the Share Capital Consolidation.

11.3	United States Taxation

As used in this discussion, the term “US holder” means a beneficial owner of INVESCO PLC Shares, INVESCO PLC ADSs and/or Invesco Ltd. Shares who is for US federal income tax purposes: (i) an individual US citizen or resident, (ii) a corporation, or entity treated as a corporation, created or organised in or under the laws of the United States, (iii) an estate the income of which is subject to US federal income taxation regardless of its source, or (iv) a trust if either (a) a court within the US is able to exercise primary supervision over the administration of such trust and one or more US holders have the authority to control all substantial decisions of such trust or (b) the trust has a valid election in effect to be treated as a US holder for US federal income tax purposes.

(a)	Certain US Federal Income Tax Consequences of the Proposal Generally

If you are a US holder of INVESCO PLC Shares and/or INVESCO PLC ADSs, you generally should not recognise any taxable gain or loss for US federal income tax purposes upon your receipt of Invesco Ltd. Shares under the Proposal. Different rules, however, apply to any cash received in lieu of fractional interests in Invesco Ltd. Shares, as discussed further below.

The aggregate tax basis of the Invesco Ltd. Shares received by you under the Proposal, including any fractional interests in Invesco Ltd. Shares to which you would be entitled but for the special treatment of fractional interests described below, will equal the aggregate tax basis of the INVESCO PLC Shares and/or INVESCO PLC ADSs exchanged for Invesco Ltd. Shares. The holding period of the Invesco Ltd. Shares received will include the holding period of the INVESCO PLC Shares and/or INVESCO PLC ADSs exchanged therefor.

(b)	Cash Received Instead of a Fractional Interest in Invesco Ltd. Shares

Fractional interests in Invesco Ltd. Shares will not be issued to former holders of INVESCO PLC Shares under the Proposal. Instead, any fractional share interests that such holders otherwise would have been entitled to receive will be aggregated and sold in the market and the proceeds will be paid to those shareholders. If you receive cash in respect of a fractional interest in an Invesco Ltd. Share, you generally will recognise a taxable gain or loss equal to the difference between the amount of cash received for the fractional share interest and your tax basis in the INVESCO PLC Shares exchanged which is allocable to the fractional share interest. Any such gain or loss generally will be capital gain or loss, and generally will be long-term capital gain or loss with respect to INVESCO PLC Shares held for more than one year at the effective time of the Scheme.

(c)	Certain US Federal Income Tax Consequences of Holding Invesco Ltd. Shares

Distributions made with respect to Invesco Ltd. Shares will generally be includable in the income of a US holder as ordinary dividend income, to the extent paid out of current or accumulated earnings and profits of Invesco Ltd. as determined in accordance with US federal income tax principles. The amount of such dividends will generally be treated as foreign-source dividend income and will not be eligible for the “dividends received deduction” generally allowed to US corporations under the Code. Subject to applicable limitations, dividends paid to non-corporate US holders in taxable years beginning before 1 January 2011 will generally be taxable at a maximum tax rate of 15 percent.

Gain or loss realised by a U.S. holder on the sale or exchange of Invesco Ltd. Shares generally will be subject to US federal income tax as capital gain or loss in an amount equal to the difference between the US holder’s tax basis in the Invesco Ltd. Shares and the amount realised on the disposition. Such gain or loss will be long-term capital gain or loss if the US holder held the Invesco Ltd. Shares for more than one year. Gain or loss, if any, will generally be US source for foreign tax credit purposes. The deductibility of capital losses is subject to limitations.

(d)	Information Reporting and Backup Withholding

Cash payments received in the transaction by a US holder (as well as future payments of dividends on, and the proceeds from a sale or other disposition of, Invesco Ltd. Shares) may, under certain circumstances, be subject to information reporting and backup withholding at a rate of 28 percent of the cash payable to the holder, unless the holder provides proof of an applicable exemption or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a US holder under the backup withholding rules are not additional tax and should be allowed as a refund or credit against the US holder’s US federal income tax liability, provided the required information is timely furnished to the IRS.

(e)	Passive Foreign Investment Company Status

A non-US corporation will be classified as a passive foreign investment company (a “PFIC”) for any taxable year if at least 75 percent of its gross income consists of passive income (such as dividends, interest, rents, royalties or gains on the disposition of certain minority interests), or at least 50 percent of the average value of its assets consists of assets that produce, or are held for the production of, passive income. If either INVESCO PLC or Invesco Ltd. were characterised as a PFIC, US holders would suffer adverse tax consequences, and US federal income tax consequences different from those described above may apply. These consequences may include having gains realised on the disposition of INVESCO PLC Shares and/or Invesco Ltd. Shares treated as ordinary income rather than capital gain and being subject to punitive interest charges on certain dividends and on the proceeds of the sale or other disposition of INVESCO PLC Shares and/or Invesco Ltd. Shares. US holders should consult their own tax advisors regarding the potential application of the PFIC rules to their acquisition of Invesco Ltd. Shares pursuant to the Scheme and their ownership of Invesco Ltd. Shares acquired in connection with the Scheme.

12	Non UK/US INVESCO PLC Shareholders

As regards INVESCO PLC Shareholders or INVESCO PLC ADS holders not resident in, or citizens of, the United Kingdom or the United States (“overseas shareholders”), the Scheme may be affected by the laws of the relevant jurisdictions. Such overseas shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of overseas shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

In any case, where the issue of Invesco Ltd. Shares would or might infringe the laws of any jurisdiction outside the United Kingdom or the United States or would or might necessitate compliance with any special requirement with which Invesco Ltd. is unable to comply or which it regards as unduly onerous, the Scheme provides that such shares shall be issued to the overseas shareholder and sold on his behalf with the net proceeds of sale (after the deduction of all expenses and commissions including any value added tax payable thereon) being remitted to the overseas shareholder by sending a cheque to the holder of such Invesco Ltd. Shares in accordance with the provisions of the Scheme.

13	Share Plans

It is intended that options and awards in respect of INVESCO PLC Shares under the INVESCO PLC Share Plans will continue after the Scheme as rights to acquire Invesco Ltd. Shares on the same terms. There will, therefore, be no changes to the operation of the INVESCO PLC Share Plans for existing options and awards.

Appropriate adjustments will be made to options and awards to take account of the Share Capital Consolidation. Where necessary, such adjustments will be approved by HM Revenue and Customs. Participants holding restricted shares will, as beneficial owners of such shares, take part in the Scheme and the Share Capital Consolidation.

A separate communication will be despatched to the participants in the INVESCO PLC Share Plans providing further details in relation to the above.

14	Action to be Taken

Implementation of the Scheme will require the approval of INVESCO PLC Shareholders at the Court Meeting which has been convened by order of the Court and which is to be held at 11:30 a.m. on 14 November 2007. The Scheme will also require the approval of INVESCO PLC Shareholders and the INVESCO PLC SV Shareholder at the Extraordinary General Meeting to be held at 11:45 a.m. on the same day (or as soon thereafter as the Court Meeting shall have concluded or been adjourned). If the Scheme becomes effective, it will be binding on all INVESCO PLC Shareholders, including any shareholders who did not vote to approve the Scheme or who voted against the Scheme.

INVESCO PLC Shareholders will find enclosed different coloured forms of proxy to be used in connection with the Court Meeting and the Extraordinary General Meeting (as detailed on page 5 of this document under the heading “Enclosures”). Whether or not INVESCO PLC Shareholders intend to attend these meetings, they are requested to complete and sign each form of proxy enclosed with this document and return them in accordance with the instructions printed thereon to Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, so as to arrive as soon as possible and in any event at least 48 hours prior to the relevant meeting. If the BLUE forms of proxy relating to the Court Meeting are not lodged by then, they may be handed to the chairman of the Court Meeting before the start of that meeting. However, in the case of the Extraordinary General Meeting, unless the WHITE form of proxy is lodged so as to be received by the time mentioned in the instructions on that form of proxy, it will be invalid.

The completion and return of the BLUE form of proxy for the Court Meeting will not preclude INVESCO PLC Shareholders from attending the Court Meeting and voting in person, if they so wish. The completion and return of the WHITE form of proxy will not preclude INVESCO PLC Shareholders from attending the Extraordinary General Meeting and voting in person, if they so wish.

It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of INVESCO PLC Shareholder opinion. You are therefore strongly urged to sign and return both forms of proxy as soon as possible.

INVESCO PLC ADS holders should read paragraph 9 of this Part II, which contains further important information which is relevant to them. INVESCO PLC ADS holders are strongly urged to sign and return the ADS Voting Instruction Card as soon as possible.

Participants in INVESCO PLC Share Plans should read paragraph 13 of this Part II, which contains further important information which is relevant to them.

If you are in any doubt as to the action to be taken, please contact the helpline shown below.

For INVESCO PLC Shareholders:

For callers dialling from within the UK, the helpline number is 0800 030 4452.

For callers dialling from outside the UK, the helpline number is +44 208 639 3314.

For INVESCO PLC ADS Holders:

For callers dialling from within the US, the helpline number is 877 277 9899.

For callers dialling from outside the US, the helpline number is + 1 201 680 6686.

15	Further information

The text of the Scheme is set out in full in Part V of this document. Details of documents available for inspection are given in paragraph 12 of Part VII of this document.

Yours faithfully,

Philip Shelley	Christopher Smith
Managing Director	Managing Director
UBS Limited	JPMorgan Cazenove Limited

Rahul Luthra
Director
UBS Limited

PART III
CHANGES IN THE RIGHTS OF INVESCO PLC SHAREHOLDERS AND LEGAL
CONSEQUENCES

As a result of the Scheme, INVESCO PLC Shareholders and INVESCO PLC ADS holders will be entitled to receive Invesco Ltd. Shares. Invesco Ltd. is incorporated in Bermuda and INVESCO PLC is incorporated under the laws of England and Wales. The following is a summary comparison of material differences between the rights of an Invesco Ltd. Shareholder and an INVESCO PLC Shareholder arising from the differences between the corporate laws of Bermuda and those of England and Wales, the governing instruments of the two companies, and the securities laws and regulations governing INVESCO PLC and, upon completion of the Scheme, governing Invesco Ltd. The summary of Invesco Ltd.’s governing instruments is of those instruments as they are expected to be adopted prior to the Effective Date. This summary is not a complete description of the laws of Bermuda or of England and Wales, the other rules or laws referred to in this summary, the Invesco Ltd. memorandum of association, the Invesco Ltd. Bye-laws or the INVESCO PLC memorandum and articles of association.

Copies of the Invesco Ltd. memorandum of association and Bye-laws in the forms to be effective at the Effective Date are available for inspection at the offices of Linklaters LLP, One Silk Street, London EC2Y 8HQ. The descriptions of the memorandum of association and Bye-laws contained herein are qualified by reference to the actual documents.

Unless the context otherwise requires, references to “shareholder” or “shareholders” means the person(s) whose name(s) appears on a company’s register of members or shareholders and who are the legal owners of the shares concerned.

Provisions currently applicable to INVESCO PLC Shareholders	Provisions that will be applicable to Invesco Ltd. Shareholders

Voting Rights

Under English law, a shareholder who is present in person and entitled to vote at a shareholders’ meeting is entitled to one vote on a show of hands regardless of the number of shares he or she holds. On a poll, each shareholder having the right to vote, including proxies for shareholders, is entitled to one vote for each four ordinary shares held.	In general, and except as provided below, a shareholder who is present in person and entitled to vote at a shareholders’ meeting is entitled to one vote on a show of hands regardless of the number of shares he or she holds. On a poll, each shareholder having the right to vote, including proxies for shareholders, is entitled to one vote for each common share held. Under the Bye-laws, subject to certain exceptions, including mergers and amalgamations, and the liquidation, dissolution or winding-up of the company, which, in certain circumstances, requires the affirmative vote of at least three-fourths of the votes cast, any questions proposed for the consideration of the shareholders at any general meeting generally shall be decided by the affirmative votes of a majority of the votes cast in accordance with the Bye-laws.

Under the Articles, three shareholders present in person constitute a quorum for purposes of a general meeting. The shareholders will not need to be present in person, and may instead be present by proxy, to constitute a quorum. Cumulative voting is not recognised under English law.	At the commencement of any general meeting, two or more persons present in person and representing, in person or by proxy, more than 50 percent of the issued and outstanding shares entitled to vote at the meeting shall constitute a quorum for the transaction of business.

The Articles provide that resolutions put to a vote at a shareholders’ meeting will be decided on a show of hands, unless a poll is demanded by:	The Bye-laws provide that resolutions put to a vote at a shareholders’ meeting will be decided on a show of hands, unless a poll is demanded by:

(1) the chairman of the meeting;	(1) the chairman of the meeting or a majority of the Board;

(2) at least three shareholders present that have the right to vote on the resolution; or	(2) at least three shareholders present that have the right to vote on the resolution;

(3)   any shareholder or shareholders holding shares that have voting rights on the resolution on which the aggregate sum paid on its or their shares is equal to at least 10 percent of the total sum paid on all the shares having those voting rights on the resolution.
(3) any shareholder or shareholders holding not less than 10 percent of the total voting rights of all shareholders having the right to vote at such meeting; or

(4)   any shareholder or shareholders holding shares confirming the right to vote, being shares on which the aggregate sum paid on its or their shares is equal to at least 10 percent of the total sum paid on all the shares having those voting rights on the resolution.

Under English law, ordinary resolutions are, in the first instance, decided on a show of hands and must be approved by at least a majority of the votes cast by shareholders present in person. If a poll is demanded, the resolution conducted on a poll must be approved by at least a majority of the votes cast at the meeting. Special resolutions, if decided on a show of hands, require the affirmative vote of at least 75 percent of the votes cast by shareholders present in person. If a poll is demanded, the resolution conducted on a poll must be approved by at least 75 percent of the votes cast at the meeting.

Under INVESCO PLC’s Articles, proxies of shareholders are entitled to attend, demand or to join demanding poll, and, on a poll, vote at shareholders’ meetings but not on a show of hands. Proxies of shareholders are also entitled to speak at shareholders’ meetings.	Under Invesco Ltd.’s Bye-laws, proxies of shareholders are entitled to attend, demand or to join demanding a poll, and, on a poll, vote at shareholders’ meetings, but not on a show of hands. Proxies of shareholders are also entitled to speak at shareholders’ meetings.

A holder of INVESCO PLC ADSs is currently not entitled to attend, speak or vote at INVESCO PLC shareholders’ meetings. Under the current terms of the INVESCO PLC ADSs, The Bank of New York Mellon, as the Depositary, will, to the extent practical, subject to applicable law and the memorandum of association and Articles, vote the INVESCO PLC Shares underlying the INVESCO PLC ADSs in accordance with the written instructions of the registered holder of the INVESCO PLC ADSs. If, however, a holder of INVESCO PLC ADSs holds INVESCO PLC ADSs through a brokerage account or otherwise in “street name”, in order to vote, the holder must instruct the registered holder of the INVESCO PLC ADSs to instruct the Depositary with regard to voting the INVESCO PLC Shares underlying the holder’s INVESCO PLC ADSs.

Action by Written Consent

Under English law, shareholders of a public company such as INVESCO PLC are not permitted to pass resolutions by written consent.	Under Bermuda law and subject to Invesco Ltd.’s Bye-laws, the Bermuda Companies Act provides that shareholders may take action by written consent; the Bye-laws, however, require the consent of 100 percent of shareholders to take action by written consent.

Shareholder Proposals and Shareholder Nominations of Directors

Under English law, shareholders may demand that a resolution be voted on at an annual general meeting if	The Bermuda Companies Act provides that shareholders may, as set forth below and at their own expense (unless the demand is made (1) by shareholders holding at least 5 percent of the total voting power of shares having a right to vote on the resolution, or (2) by at least 100 shareholders holding shares on which there has been paid up an average sum per shareholder of at least £100. The only shareholders who count towards these thresholds are those having at the date of the requisition a right to vote at the annual general meeting to which the resolution relates. The shareholders must deposit the demand at the company’s registered office at least six weeks before the annual general meeting to which it relates. In general, resolutions to appoint directors must be put to shareholders on the basis of one resolution for each nominated director. A resolution including more than one director may be presented to be voted upon at a general meeting only if the shareholders have first unanimously approved so doing.
a company otherwise resolves), require a company to give notice of any resolution that the shareholders can properly propose at the next annual general meeting and/or to circulate a statement prepared by the requesting shareholders in respect of any matter referred to in a proposed resolution or any business to be conducted at a general meeting. The number of shareholders necessary for such a requisition is either that number of shareholders representing at least 5 percent of the total voting rights of all shareholders having a right to vote at the meeting to which the requisition relates or not less than 100 shareholders.

Under Invesco Ltd.’s Bye-laws, for nominations or other business to be properly brought before an annual general meeting by a shareholder pursuant to the Bye-laws, the shareholder must have given timely notice thereof in writing to the corporate secretary of Invesco Ltd. and such other business must otherwise be a proper matter for shareholder action. Notice is considered timely only if given to the corporate secretary of Invesco Ltd. not less than 90 nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual general meeting of shareholders. However, if the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, any notice by the shareholder of business or the nomination of directors for election or re-election to be brought before the annual general meeting to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual general meeting and not later than the close of business on the later of the 90th day prior to such annual general meeting and the 10th day following the day on which public announcement of the date of such meeting is first made. Any such notice must include the information specified in the Bye-laws of Invesco Ltd. concerning the business or nominee. Invesco Ltd.’s Bye-laws set forth the information that must be furnished to Invesco Ltd.’s corporate secretary in order for any such notice to be proper.

Sources and Payment of Dividends

Subject to the prior rights of holders of any preferred shares, an English company may pay dividends on its ordinary shares only out of its distributable profits, defined as accumulated, realised profits less accumulated, realised losses, and not out of share capital, which includes share premiums (being the excess of the consideration for the issue of shares over the aggregate nominal amount of such shares). Amounts credited to the share premium account, however, may be used to pay up unissued shares that may then be distributed to shareholders in proportion to their holdings. In addition, under English law, INVESCO PLC will not be permitted to make a distribution if, at the time, the amount of its net assets is less than the aggregate of its issued and paid-up share capital and undistributable reserves. If recommended by the Board, INVESCO PLC shareholders may, by	Bermuda law does not permit the declaration or payment of dividends or distributions of contributed surplus by a company if there are reasonable grounds for believing that a company is, or after the payment is made would be, unable to pay its liabilities as they become due, or the realisable value of such company’s assets would be less, as a result of the payment, than the aggregate of its liabilities and its issued share capital and share premium accounts. The excess of the consideration paid on an issue of shares over the aggregate par value of such shares must (except in certain limited circumstances) be credited to a share premium account. Share premium may be applied in certain limited circumstances, for example, to pay up unissued shares which may be distributed to shareholders in proportion to their holdings as fully paid bonus shares, but is otherwise subject to limitation.

ordinary resolution, declare final dividends, but no dividend may be declared in excess of the amount recommended by the Board. The Board has the power under the Articles to pay interim dividends without the approval of shareholders to the extent the financial position of INVESCO PLC justifies a dividend.	Holders of the common shares are entitled to receive such dividends as lawfully may be declared from time to time by the Board of Directors.

Rights of Purchase and Redemption

Under English law, a company may issue redeemable shares, subject to any conditions stated in its articles of association. The Articles permit the issuance of redeemable shares. A company may purchase its own shares, if (a) in the case of an open-market purchase, authority to make the market purchase has been given by an ordinary resolution of its shareholders, or (b) in all other cases, has first been approved by a special resolution of its shareholders. The Articles authorise INVESCO PLC to purchase its own shares and INVESCO PLC was authorised to make certain market purchases by its shareholders at the annual general meeting held on 23 May 2007.
Invesco Ltd., upon a resolution of the board of directors,   may generally make open-market purchases of its shares without shareholder approval.

Any repurchased shares by Invesco Ltd. would either be cancelled or held as treasury shares in accordance with the Bermuda Companies Act. In addition, Invesco Ltd.   may only repurchase shares if there are reasonable grounds for believing that it can pay its liabilities as they become due at the time of repurchase and thereafter.

A company may redeem or repurchase shares only if the shares are fully paid and, in the case of public companies, only out of (1) distributable profits, or (2) the proceeds of a new issue of shares made for the purpose of the repurchase or redemption.

The UK Listing Authority requires that where a company has issued shares that are admitted to the Official List of the UK Listing Authority and are convertible into a class of shares to be repurchased, the holders of the convertible shares must first pass a special resolution approving any repurchase at a separate class meeting.

The UK Listing Authority requires that purchases within a 12-month period of 15 percent or more of a company’s share capital must be made through either a tender or partial offer to all shareholders. A tender offer must be made at a stated maximum or at a fixed price.

Purchases within a 12-month period below the 15 percent threshold may be made through (1) the open market, provided that the price is not more than 5 percent above the average of the middle market quotations taken from the Daily Official List of the London Stock Exchange for the five trading days before the purchase date, or (2) an off-market transaction negotiated with one or more shareholders.

Meetings of Shareholders

Under the Articles, all general meetings of shareholders will be held at the time and place determined by the directors, unless the directors fail to comply with a request of the shareholders (see below), in which case it will be held at a time and place determined by the shareholders.	Under the Bermuda Companies Act, and subject to the right of shareholders to call special general meetings, special general meetings of shareholders will be held at the time and place determined by the directors. Under the Bye-laws, the annual general meeting of shareholders will be held at such time as the chairman or the chief executive officer may determine.

Special Meetings of Shareholders

Under English law, an extraordinary general meeting of shareholders may be called (1) by the board of directors, or (2) on the requisition of shareholders holding at least one-tenth of the paid-up capital of the company carrying voting rights at the general meetings.	Under the Bye-laws, a special general meeting may be called by Invesco Ltd.’s chief executive officer, chairman or a majority of the directors in office. Under Bermuda law, a special meeting shall also be convened by the company upon the requisition by the holders of at least 10 percent of the paid-up voting share capital of a company as provided by the Bermuda Companies Act.

The notice requirement for ordinary and special resolutions are as follows: (1) ordinary resolution — 14 clear days’ notice; and (2) special resolution — 21 clear days’ notice.
Under the Bye-laws, notices of all general meetings must specify the place, the date and time of the meeting and, in case of a special general meeting, the general nature of the business to be considered.

Notice must be provided at least 20 days prior to a general meeting.

An annual general meeting requires 21 clear days’ notice.

In addition, general meetings may be called upon shorter notice if (1) in the case of an annual general meeting, all the shareholders who are permitted to attend and vote agree to the shorter notice, or (2) in the case of an extraordinary general meeting, a majority of the shareholders holding at least 95 percent by nominal value of the shares which can be voted at the meeting so agree.	However, general meetings may be called upon shorter notice if (1) in the case of an annual general meeting, all the shareholders who are permitted to attend and vote agree to the shorter notice, or (2) in the case of an special general meeting, a majority of the shareholders holding at least 95 percent by nominal value of the shares which can be voted at the meeting so agree.

“Clear days’ notice” means calendar days and excludes (1) the date of mailing, (2) the date of receipt or deemed receipt of the notice, and (3) the date of the meeting itself. The Articles provide that documents sent by first class mail are deemed received 24 hours after mailing, and, if sent by second class mail, 72 hours after mailing.

“Special resolutions” generally involve proposals to (1) change the name of the company, (2) alter its capital structure, (3) change or amend the rights of shareholders, (4) permit the company to issue new shares for cash without applying the shareholders pre-emptive rights, (5) amend the company’s objects clause in its memorandum of association, (6) amend the company’s articles of association, or (7) carry out other matters for which the company’s articles of association or the Companies Act prescribe that a “special resolution” is required.

Appraisal Rights

While English law does not generally provide for appraisal rights, a shareholder may apply to a court and the court may specify terms for the acquisition that it considers appropriate as described under “Shareholders’ Votes on Certain Transactions” below.	In the case of an amalgamation, a shareholder may apply to the Bermuda Supreme Court for an appraisal of such shareholder’s shares if such shareholder is not satisfied that fair value has been paid for such shares. The company would have the right to pay such shareholder the court appraised value of such shares or to terminate the amalgamation.

Pre-emptive Rights

Under English law, the issuance for cash of (1) equity securities, being those which, with respect to dividends or capital, carry a right to participate beyond a specified amount, or (2) rights to subscribe for or convert into equity securities, must be offered first to the existing equity shareholders in proportion to the respective nominal values of their holdings, unless a special resolution to the contrary has been passed by shareholders in a general meeting.	Under Bermuda law, unless otherwise provided in a company’s Bye-laws, shareholders of a company are not entitled to pre-emptive rights. Invesco Ltd.’s Bye-laws do not provide for pre-emptive rights.

At its annual general meeting each year, INVESCO PLC has passed, as it is the custom of many English companies whose shares are listed on the Official List of the UK Listing Authority and admitted to trading on the London Stock Exchange, a resolution to authorise the directors of INVESCO PLC to allot up to a specified amount of equity securities, generally 5 percent of issued share capital, without these pre-emption rights.

Amendment of Governing Instruments

Under English law, shareholders have the power to amend (1) the objects, or purpose, clause in a company’s memorandum of association, and (2) any provisions of the company’s articles of association by special resolution, subject to, in the case of amendments to the objects clause of the memorandum of association, the right of dissenting shareholders to apply to the courts to cancel the amendments.	Under the Bermuda Companies Act, the Bye-laws may be amended only by a resolution adopted by the Board of Directors and by a resolution of the shareholders. Under Invesco Ltd.’s Bye-laws, an affirmative vote of the holders of 75 percent of the total combined voting power of all issued and outstanding shares of the company is required to amend certain of the Bye-laws.

Bermuda law provides that the memorandum of association of a company may be amended by a resolution passed at a general meeting of shareholders of which due notice has been given. Under Bermuda law, the holders of an aggregate of not less than 20 percent in par value of a company’s issued share capital have the right to apply to the Bermuda courts for an annulment of any amendment of the memorandum of association adopted by shareholders at any general meeting, other than an amendment that alters or reduces a company’s share capital as provided in the Bermuda Companies Act. Where such an application is made, the amendment becomes effective only to the extent that it is confirmed by the Bermuda court. An application for an annulment of an amendment of the memorandum of association must be made within 21 days after the date on which the resolution altering a company’s memorandum of association is passed and may be made on behalf of persons entitled to make the application by one or more of their designees as such holders may appoint in writing for such purpose. No application may be made by the shareholders voting in favour of the amendment.

Under English law, the Board of Directors is not authorised to change the memorandum of association or the articles of association. See “Share Class Rights” below.

Amendments affecting the rights of the holders of any class of shares may, depending on the rights attached to the class and the nature of the amendments, also require approval by special resolution of the classes affected in separate class meetings. See “Share Class Rights” below.

Preference Shares

Subject to the rights of any existing shareholders, the Articles permit INVESCO PLC to issue new shares with any rights granted to holders of such shares, including rights of priority over the INVESCO PLC Shares. INVESCO PLC currently has issued ordinary shares, 50,000 deferred sterling shares of £1 each and one special voting share of 25 pence.
Subject to the Bye-laws and Bermuda law, the Board of Directors has the power to issue any of Invesco Ltd.’s unissued shares as it determines, including the issuance of any shares or class of shares with preferred, deferred or other special rights.

Subject to certain limitations contained in the Bye-laws and any limitations prescribed by applicable law, the Board of Directors is authorised to issue preference shares in one or more series and to fix the designation, powers, preferences and rights and the qualifications, limitations or restrictions of such shares, including but not limited to dividend rates, conversion rights, voting rights, terms of redemption/repurchase (including sinking fund provisions), redemption/repurchase prices and liquidation preferences, and the number of shares constituting, and the designation of, any such series, without further vote or action by shareholders. Under Invesco Ltd.’s memorandum of association and Bye-laws, following the consolidation there will be 20,000,000 undesignated shares that may be issued either as common shares or as preference shares.

The INVESCO PLC SV Share has one vote in addition to any votes that may be cast by holders of Exchangeable Shares (other than INVESCO PLC). On a poll, the holder of the INVESCO PLC SV Share has one vote for every four Exchangeable Shares that have been voted by holders of such Exchangeable Shares (other than INVESCO PLC). A holder of Exchangeable Shares (other than INVESCO PLC) can instruct the holder of the INVESCO PLC SV Share to appoint the relevant holder of the Exchangeable Shares as proxy to attend meetings on behalf of his own interests in the Exchangeable Shares. No special voting shares may be issued in addition to the INVESCO PLC SV Share without the approval of the holder of such share. When no Exchangeable Shares are outstanding (other than those held by INVESCO PLC), the INVESCO PLC SV Share will automatically be redeemed and cancelled. Otherwise, the INVESCO PLC SV Share is not subject to redemption by INVESCO PLC or by the holder of such share.

The holder(s) of the deferred sterling shares (i) are not entitled to receive any dividends or distributions, (ii) do not have any entitlement to participate in the assets of the company (including on a winding-up), (iii) are not entitled to receive any notice of general meetings or to attend or vote at general meetings, and (iv) the company is deemed to have an irrevocable authority at any time: (x) to appoint any person to transfer the Deferred Sterling Shares for no consideration to any persons the company may determine; and/or (y) to redeem the Deferred Sterling Shares for no consideration by giving seven days’ notice to the holders of the Deferred Sterling Shares.

Share Class Rights

The Articles provide that:

(1)   the rights of any class of shares may only be changed with the consent in writing of 75 percent of the total nominal value of shares of that class or by a special resolution passed at a separate class meeting of the holders of the relevant class of shares;
The rights attached to any class or series may be amended with the written consent of the holders of 75 percent of the issued shares of the class or series being affected or with the sanction of a resolution passed by 75 percent of the votes cast at a separate general meeting of the holders of the shares of the class or series.

(2)   the quorum required for the separate class meetings is at least two people who hold, or act as proxies for, at least one third of the total nominal value of the existing shares of the class, except that at any adjournment of a class meeting one shareholder constitutes a quorum, regardless of the number of shares that person holds; and

(3) every holder of shares of a class having a separate class meeting is entitled, on a poll, to one vote in respect of each share held.

Shareholders’ Votes on Certain Transactions

The Companies Act provides for schemes of arrangement, which are arrangements or compromises between a company and any class of shareholders or creditors and used in certain types of reconstructions, amalgamations, capital reorganisations or takeovers. These arrangements require the approval of (1) at special meetings convened by order of the court, a majority in number of each class of shareholders or creditors representing 75 percent in value of the capital held by or debt owed to that class present and voting in person or by proxy, and (2) the court.	Invesco Ltd. may acquire the business of another Bermuda company or a company incorporated outside Bermuda. Pursuant to the Bye-laws, the company may, with the approval of the Board of Directors and, except in the case of certain amalgamations with and between wholly-owned Bermudian subsidiaries, the affirmative vote of at least the required majority of all of the shareholders of the amalgamating company (whether or not, in respect of any given class of shares, such class ordinarily carries the right to vote) at a general meeting at which a quorum is present, amalgamate with another Bermuda company or with a body incorporated outside Bermuda.

Once approved, sanctioned and becoming effective, all shareholders and creditors of the relevant class and the company are bound by the terms of the scheme, and a dissenting shareholder would have no rights comparable to appraisal rights provided under the corporate laws of most US states.	As a Bermuda company, Invesco Ltd. may enter into certain business transactions with significant shareholders, including asset sales, in which a significant shareholder receives, or could receive, a financial benefit that is greater than that received, or to be received, by other shareholders with prior approval from the Board of Directors but without obtaining prior approval from the company’s shareholders.

Additional limitations are described below under “Takeover of Public Companies”.

Under the rules of the UK Listing Authority, shareholder approval:

(1) is usually required for an acquisition or disposal by a listed company if, generally, the size of the company or business to be acquired or disposed of represents 25 percent or more of the assets, profits, turnover or gross capital of the listed company or if the consideration to be paid represents 25 percent or more of the aggregate market value of the listed company’s equity shares; and

(2) may also be required for an acquisition or disposal of assets between a listed company and parties, including:

(a) directors or shadow directors of the company or its subsidiaries;

(b)      any person who is, or was in the last 12 months preceding the date of the transaction, a holder of 10 percent or more of the nominal value of any class of the company’s or any holding company’s or its subsidiary’s shares having the right to vote; or

(c) any of their affiliates.

Rights of Inspection

Except when closed pursuant to the Companies Act, the register and index of names of shareholders of an English company may be inspected during business hours (1) for free, by its shareholders, and (2) for a fee by any member of the public.	Members of the general public have the right to inspect Invesco Ltd.’s public documents available at the office of the Registrar of Companies in Bermuda and the company’s registered office in Bermuda, which will include the company’s memorandum of association (including its objects and powers) and any alteration to the memorandum of association and documents relating to any increase or reduction of authorised capital. Shareholders have the additional right to inspect the Bye-laws, minutes of general meetings and audited annual financial statements, which must be presented to the annual general meeting of shareholders. The register of shareholders is also open to inspection by shareholders or members of the public without charge, and copies are to be provided on request with the payment of the appropriate fee. Invesco Ltd. is also required to maintain a share register in Bermuda but, after the shares are listed on the NYSE and giving the required notice to the Bermuda Registrar of Companies, the company may establish a branch register outside of Bermuda. Invesco Ltd. is required to keep at the registered office a register of the company’s directors and officers (containing that information required under Bermuda law), which is open for inspection by members of the public without charge. Bermuda law does not, however, provide a general right for shareholders to inspect or obtain copies of any other corporate records.

In both cases, the documents may be copied for a fee.

The shareholders of an English public company may also inspect, without charge, (1) minutes of meetings of the shareholders and obtain copies of the minutes for a fee and (2) service contracts of the company’s directors and obtain copies of the contracts for a fee.
In addition, the published annual accounts of a public company are required to be available for shareholders at a general meeting and a shareholder is entitled to a copy of these accounts.

The shareholders of INVESCO PLC do not have rights to inspect the accounting records of INVESCO PLC or minutes of meetings of its Directors.

Standard of Conduct for Directors

Under English law, a director has fiduciary and certain statutory duties. The general statutory duties of directors are:

(1)   to act in accordance with their powers;

(2)   to promote the success of the company;

(3)   to exercise independent judgement;

(4)   to exercise reasonable care, skill and diligence;

(5)   to avoid conflicts of interest;

(6)   not to accept benefits from third parties; and

(7)   to declare interests in proposed transactions with the company.

In promoting the success of the company, the Directors must have regard to the following factors:

(1) the likely long term consequences of decisions;

(2) the interests of employees;

(3) the need to foster business relationships with suppliers, customers and others;

(4) the impact of operations on the environment;

(5) maintaining high standards of business conduct; and

(6) the need to act fairly between members of the company.

INVESCO PLC’s Board currently consists of eight members, two of whom are executive officers of INVESCO PLC.
Under Bermuda common law, members of a board of directors owe a fiduciary duty to a company to act in good faith in their dealings with or on behalf of such company and to exercise their powers and fulfil the duties of their office honestly. This duty has the following essential elements:

•  a duty to act in good faith in the best interests of such company;

• a duty not to make a personal profit from opportunities that arise from the office of director;

• a duty to avoid conflicts of interest; and

• a duty to exercise powers for the purpose for which such powers were intended.

The Bermuda Companies Act imposes a duty on directors and officers of a Bermuda company:

• to act honestly and in good faith, with a view to the best interests of such company; and

• to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

In addition, the Bermuda Companies Act imposes various duties on officers of a company with respect to certain matters of management and administration of such company. The Bermuda Companies Act provides that in any proceedings for negligence, default, breach of duty or breach of trust against any officer, if it appears to a court that such officer is or may be liable in respect of the negligence, default, breach of duty or breach of trust, but that he has acted honestly and reasonably, and that, having regard to all the circumstances of the case, including those connected with his appointment, he ought fairly to be excused for the negligence, default, breach of duty or breach of trust, such court may relieve him, either wholly or partly, from any liability on such terms as such court may think fit. This provision has been interpreted to apply only to actions brought by or on behalf of a company against such officers. The Bye-laws, however, provide that each of the company’s present and future shareholders waive all claims or rights of action that such shareholder might have, individually or in the right of the company, against any of the directors, officers or employees for any act or failure to act in the performance of the duties of such director, officer or employee, provided that this waiver does not extend to any matter in which such director, officer or employee is found, by a court of competent jurisdiction in a final judgment or decree not subject to appeal, guilty of any fraud or dishonesty in relation to the company.

Under Bermuda law and the Bye-laws, a transaction entered into by Invesco Ltd., in which a director has an interest, will not be avoidable by the company, and such director will not be liable to the company for any profit realised pursuant to such transaction, provided the nature of the interest is duly disclosed to the Board of Directors or an appropriate Board committee. In addition, the Bye-laws allow a director to be taken into account in determining whether a quorum is present and to vote on a transaction in which the director has an interest following a declaration of the interest to the Board of Directors or an appropriate Board committee, provided that the director is not disqualified from doing so by the chairman of the meeting.

Classification of the Board of Directors

While English law permits a company to provide for terms of different length for its directors, the Articles do not provide for any such differentiation. The Articles provide that, at each annual general meeting, all directors who were elected since the immediately preceding annual general meeting or last re-elected at or before the annual general meeting held in the third calendar year before will retire from office. These retired directors will be eligible for re-election at that annual general meeting.	The Bye-laws provide that the number of directors will be determined by the Board of Directors. After the Scheme becomes effective, the Board of Directors will consist of the same nine persons currently serving as directors and will be divided into three classes. Each Director generally will serve a three year term, with termination staggered according to class.

Majority Voting for Directors

Under English law, at any general meeting held for the purpose of electing directors at which a quorum is present, director nominees receiving a majority of votes cast at the meeting will be elected as directors, provided that every such appointment must be voted on individually by a single resolution unless otherwise agreed by a previous resolution. The shareholders may also by a majority of votes remove a director and appoint another person as a director in his place, provided that special notice of the resolution to remove the director should be given to the company at least 28 days before the meeting at which it is moved.	Under the Bye-laws, at any general meeting held for the purpose of electing directors at which a quorum is present, each director nominee receiving a majority of the votes cast at the meeting will be elected as a director. If a nominee for director who is an incumbent director is not elected and no successor has been elected at the meeting, the director is required under the Bye-laws to submit his or her resignation as a director. Invesco Ltd.’s Nominating and Corporate Governance Committee will then recommend to the full Board whether to accept or reject the resignation. The Board is required to act on the resignation and to publicly disclose its decision within 90 days of the certification of the election results. If the resignation is not accepted by the Board, the director will continue to serve until the next annual general meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If the director’s resignation is accepted by the Board, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the vacancy.

However, if the number of nominees exceeds the number of positions available for the election of directors, the directors so elected shall be those nominees who have received the greatest number of votes and at least a majority of the votes cast in person or by proxy.

Removal of Directors

Under the Companies Act, shareholders may remove a director without cause by ordinary resolution, irrespective of any provisions of the company’s articles of association or of the service contract the director has with the company, provided that 28 clear days’ notice of the resolution is given to the company. See “Classification of the Board of Directors” above.	Shareholders may remove a director only for cause (defined in Invesco Ltd.’s Bye-laws to mean wilful misconduct or gross negligence which is materially injurious to Invesco Ltd., (2) fraud or embezzlement or (3) a conviction of, or a plea of “guilty” or “no contest” to, a felony) by the affirmative vote of at least a majority of the votes cast at a general meeting, provided that the notice of any such meeting convened for the purpose of removing a director shall contain a statement of the intention to do so and shall be provided to that director at least 14 days before the meeting.

Vacancies on the Board of Directors

Under English law, shareholders may by ordinary resolution, at a meeting at which any director retires, appoint a person to be a director:

(1)   to fill a vacancy; or

(2)    to become an additional director,

subject to any maximum provided in the company’s articles of association.
Vacancies on the Board of Directors can be filled by the Board of Directors if the vacancy occurs as a result of, among other things, death, disability, disqualification or resignation of a director, or an increase in the size of the Board of Directors. Shareholders have the right to fill a vacancy created by the removal of a director for cause at the meeting at which the director is removed.

The Board of Directors has the power to appoint a director to serve until the next annual general meeting of the company, whereupon the director concerned is required to retire but will be eligible for election.

Liability of Directors and Officers

English law does not permit a company to exempt any director or officer of the company or any person employed by the company as an auditor from any liability arising from negligence, default, breach of duty or breach of trust against the company.

However, a company may by ordinary resolution ratify a director’s conduct amounting to negligence, default, breach of duty or breach of trust.	The Bye-laws provide that none of Invesco Ltd.’s officers, directors or employees will be personally liable to Invesco Ltd. or its shareholders for any action or failure to act to the fullest extent permitted by law.

Indemnification of Directors and Officers

English law does not permit a company to indemnify:

(1)   a director or officer of the company or of an associated company; or

(2) any person employed by the company as an auditor

against any liability arising from negligence, default, breach of duty or breach of trust in relation to the company of which he is a director, officer or auditor, except that indemnification is allowed for liabilities:

Pursuant to the Bye-laws, Invesco Ltd. will indemnify its officers, directors and employees to the fullest extent permitted by Bermuda law. Such indemnity will extend, without limitation, to any matter in which an officer, director or employee of Invesco Ltd. may be guilty of negligence, default, breach of duty or breach of trust in relation to Invesco Ltd. or any of its subsidiaries, but will not extend to any matter in which such officer, director or employee is found, by a court of competent jurisdiction in a final judgment or decree not subject to appeal, guilty of any fraud or dishonesty in relation to Invesco Ltd.

(1)   defending any proceeding in which judgment is entered in favour of the director or officer or the director or officer is acquitted; or

(2)    proceedings in which the director or officer is held liable, but the court finds that he acted honestly and reasonably and that relief should be granted.

The Bermuda Companies Act enables companies to purchase and maintain, and the Bye-laws permit Invesco Ltd. to purchase and maintain, insurance for directors and officers against any liability arising from negligence, default, breach of duty or breach of trust against the company.

The Articles provide that, to the extent permitted by the Companies Act, every director or other officer is to be indemnified against liabilities he incurs in the actual or purported discharge of his duties or exercise of his power.

The Companies Act enables companies to purchase and maintain insurance for directors, officers and auditors against any liability arising from negligence, default, breach of duty or breach of trust against the company. INVESCO PLC maintains directors’ and officers’ insurance.

Shareholders’ Suits

The Companies Act permits a shareholder whose name is on the register of shareholders of the company to apply for a court order (1) when the company’s affairs are being or have been conducted in a manner unfairly prejudicial to the interests of all or some shareholders, including the shareholder making the claim, or (2) when any actual or proposed act or omission of the company is or would be so prejudicial. A court has wide discretion in granting relief, and may authorise civil proceedings to be brought in the name of the company by a shareholder on terms that the court directs.

English law also permits lawsuits by shareholders on behalf of the company or on behalf of other shareholders in circumstances where there is an actual or proposed act or omission involving negligence, default, breach of duty or breach of trust by a director of the company.

Before such proceedings can be brought, the applicant is required to show a prima facie case against the defendant and the claim can only proceed with the Court’s permission.

In order to become a shareholder and enforce these rights under English law, holders of INVESCO PLC ADSs will be required to withdraw from the Depositary at least one of their INVESCO PLC Shares underlying the INVESCO PLC ADSs.	Class actions and derivative actions are generally not available to shareholders under the laws of Bermuda. However, the Bermuda courts ordinarily would be expected to follow English case law precedent, which would permit a shareholder to commence an action in Invesco Ltd.’s name to remedy a wrong done to the company where the act complained of is alleged to be beyond Invesco Ltd.’s corporate power or is illegal or would result in the violation of the memorandum of association or Bye-laws. Furthermore, consideration would be given by the court to acts that are alleged to constitute a fraud against the minority shareholders or where an act requires the approval of a greater percentage of shareholders than actually approved it. The winning party in such an action generally would be able to recover a portion of attorneys’ fees incurred in connection with such action. The Bye-laws provide that all present and future shareholders waive all claims or rights of action that they might have, individually or in the right of the company, against any of the company’s directors, officers or employees for any action or failure to act in the performance of the duties of such director, officer or employee, except that such waiver does not extend to any matter in which such director, officer or employee is found, by a court of competent jurisdiction in a final judgment or decree not subject to appeal, guilty of any fraud or dishonesty in relation to the company.

Takeovers of Public Companies

A takeover of INVESCO PLC would be regulated by the UK Takeover Code administered by the Takeover Panel, a body consisting of representatives of the City of London financial and professional institutions, which oversees the conduct of takeovers.

The Takeover Code provides that the person making an offer is obliged to comply with a strict takeover timetable and that he is also restricted in his ability to

There is no equivalent to the Takeover Code in Bermuda. However, directors have fiduciary duties similar to UK law to act in the best interests of the company as a whole.

The Bye-laws also contain certain provisions that may impede or delay an unsolicited takeover of the company under certain circumstances. For example, under the Bye-laws:

make announcements and, having made a relevant announcement, is obliged to adhere to the terms thereof.

All shareholders of the target company must be treated equally and, as such, special or favourable deals between the person making the offer and the shareholders of a target company are prohibited.

The Takeover Code imposes a high degree of transparency by requiring, amongst others, the person making the offer, the target company and their respective “associates” to disclose publicly their dealings in relevant securities. If the person making the offer fails to complete an offer, he is prohibited from making another offer within twelve months.

The Takeover Code provides that when (1) any person acquires, whether by a series of transactions over a period of time or not, shares which, together with shares held or acquired by persons acting in concert with him, represent 30 percent or more of the voting rights of a public company, or (2) any person, together with persons acting in concert with him, holds at least 30 percent but not more than 50 percent of the voting rights and that person, or any person acting in concert with him, acquires any additional shares, the person must generally make an offer for all of the equity shares of the company, whether voting or non-voting, and any class of voting non-equity shares of the company held by that person or any person acting in concert with him, for cash, or accompanied by a cash alternative, at not less than the highest price paid by the persons or these persons for the relevant shares during the 12 months preceding the date of the offer.

Under English law, directors of a company have a fiduciary duty to take only those actions that are in the interests of the company as a whole. Generally, anti-takeover measures are not actions that fall within this category. Under the Takeover Code, a company is prohibited from taking any action without the approval of its shareholders at a general meeting after:

(1)   a bona fide offer has been communicated to its board of directors; or

(2) its board of directors believes that a bona fide offer is imminent,

if such action could effectively result in the offer being frustrated or the shareholders being denied an opportunity to decide on its merits.
•   Invesco Ltd. is prohibited from engaging, under certain circumstances, in a business combination (as defined in the Bye- laws) with any interested shareholder (as defined in the Bye- laws) for three years following the date that the shareholder became an interested shareholder. A “business combination” is defined to include, among other things, a merger or consolidation involving the company and the interested shareholder and a sale of more than 10 percent of the company’s assets. In general, an “interested shareholder” is defined as any entity or person beneficially owning 15 percent or more of the company’s outstanding voting stock and any entity or person affiliated with or associated with that entity or person;

•   the board of directors, without further shareholder action, is permitted by the Bye-laws to issue preference shares, in one or more series, and determine by resolution any designations, preferences, qualifications, privileges, limitations, restrictions, or special or relative rights of additional series. The rights of preferred shareholders may supersede the rights of common shareholders;

•   the board of directors is classified into three classes with the election years of the members of each class staggered such that the members of only one of the three classes are elected each year. In addition, shareholders may only remove directors for cause (as defined in the Bye-laws);

•   the board of directors is authorised to expand its size and fill vacancies; and

•   shareholders cannot act by written consent unless the consent is unanimous.

The Companies Act 2006 provides (1) that, where a takeover offer is made for the shares of a company incorporated under the Companies Act, and (2) at any time before the end of the period within which the offer can be accepted, the offeror has acquired or contracted to acquire at least 90 percent in value of the shares of any class to which the offer relates, the offeror may require shareholders who do not accept the offer to transfer their shares on the terms of the offer. A dissenting shareholder	Bermuda law provides that, where an offer is made for shares of a company and, within four months of the offer, the holders of not less than 90 percent of the shares which are the subject of the offer accept, the offeror may by notice require the non-tendering shareholders to transfer their shares on the terms of the offer. Dissenting shareholders may apply to the court within one month of the notice, objecting to the transfer. The burden is on the dissenting shareholders to show that the

may object to the transfer or its proposed terms by applying to the court within six weeks of the date on which notice of the transfer was given. In the absence of fraud or oppression, the court is unlikely to order that the acquisition shall not take effect, but it may specify terms of the transfer that it finds appropriate. A minority shareholder is also entitled in these circumstances, in the alternative, to require the offeror to acquire his shares on the terms of the offer.	court should exercise its discretion to enjoin the required transfer, which the court will be unlikely to do unless there is evidence of fraud or bad faith or collusion between the offeror and the holders of the shares who have accepted the offer as a means of unfairly forcing out minority shareholders.

Disclosure of Interests

The Disclosure and Transparency Directive 2004/109/EC provides that anyone who acquires a material interest or becomes aware that he has acquired a material interest in 3 percent or more of any class of shares of a public company’s issued share capital carrying rights to vote at general shareholder meetings must notify that company in writing of his interest within two days. Thereafter, any increase or decrease of a whole percentage or decrease that reduces the interest to below 3 percent must be notified in writing to the company.
There is no similar legislation in Bermuda that would require disclosure of material interests in a Bermuda company.

However, since Invesco Ltd. Shares will be registered under section 12 of the Exchange Act, beneficial owners of more than 5 percent of any class of the company’s shares that are registered under section 12 of the Exchange Act must be reported along with specified information to the SEC by filing a Schedule 13G or 13D. The company’s common shares will be registered under section 12 of the Exchange Act.

This requirement applies to holders of INVESCO PLC Shares.

In addition, the Companies Act provides that a public company may, by notice in writing, require a person whom the company knows or reasonably believes to be, or to have been within the three preceding years, interested in the company’s issued voting share capital to   (1)   confirm whether this is or is not the case, and   (2)   if this is the case, to give further information that the company requires relating to his interest or any other interest in the company’s shares of which he is aware.

The disclosure must be made within a reasonable period as specified in the relevant notice which may be as short as one or two days.
Holding INVESCO PLC ADSs will generally constitute holding an interest in the underlying INVESCO PLC Shares and subject such holders to the requirements described above.

When the notice is served by a company on a person who is or was interested in shares of the company and that person fails to give the company any information required by the notice within the time specified in the notice, the company may apply to the court for an order directing that the shares in question be subject to restrictions prohibiting, among other things:

(1) any transfer of the shares;
(2) the exercise of voting rights; (3) the issue of further shares; and (4) other than in a liquidation, dividends and other payments

Subject to exceptions in limited circumstances, any agreement to transfer shares which are subject to restriction (1) above is void. In respect of an interest in shares that is less than 0.25 percent of the relevant class of shares in a company whose shares are traded on the London Stock Exchange, the restrictions extend only to prohibition on attending and voting at shareholders’ meetings.

The Articles provide that the INVESCO PLC Board may impose the restrictions on shareholders set forth in the above paragraph, which restrictions are normally imposed by the court in the event a notice is served. In addition, holders of INVESCO PLC ADSs are required to comply with specified US securities law requirements, including filing Schedules 13D with respect to their beneficial ownership of the underlying INVESCO PLC Shares if they beneficially hold more than 5 percent of the issued INVESCO PLC Shares outstanding.

INVESCO PLC is required by the listing rules of the UK Listing Authority to disclose in its annual report the identity and share interests of its Directors and any persons connected with them, as defined in the Companies Act, and of any person with an interest of 3   percent or more of its ordinary shares, including ordinary shares underlying INVESCO PLC ADSs.

Short Swing Profits

Directors of INVESCO PLC are subject to applicable UK legislation prohibiting insider dealing and market abuse.

In addition, as a result of losing “foreign private issuer status” in the United States, INVESCO PLC’s directors, executive officers and beneficial owners of more than 10 percent of any class of its securities that are registered under section 12 of the Exchange Act are subject to the “short- swing” profit and reporting obligations under the US securities laws and, as such,   may be required to disgorge any profits such persons realised as a result of buying and selling such securities within any six month period.

Directors, executive officers and beneficial owners of more than 10 percent of any class of Invesco Ltd.’s securities that are registered under section 12 of the Exchange Act will continue to be subject to the “short- swing” profit and reporting obligations under the US   securities laws. They will also be subject to the UK   legislation prohibiting insider dealing and market abuse.

However, following the Scheme becoming effective, directors of Invesco Ltd. will not be required to comply with the Model Code of the UK Listing Authority that has been adopted by INVESCO PLC.

In addition, the Directors have to comply with the Model Code of the UK Listing Authority that has been adopted by INVESCO PLC, which provides that the considerations taken into account by directors when deciding whether or not to deal in shares of the company of which they are a director must not be of a short-term nature. The Model Code also places additional restrictions on trading during periods prior to announcement of a company’s results or when in the possession of inside information.

Proxy Statements, Notices and Reports to Shareholders

INVESCO PLC is governed by the Companies Act and the listing rules of the UK Listing Authority regulating notices of shareholder meetings, which generally	Invesco Ltd. will not be subject to the requirements of the Companies Act or the requirements of the UK Listing Authority relating to the content of notices to

provide that notice of a shareholder meeting must be accompanied by (1) a shareholder circular containing an explanation of the purpose of the meeting, and (2) the recommendations of the board of directors with respect to actions to be taken.	shareholders. However, it will continue to be subject to the US securities rules and will be subject to the Bermuda Companies Act.

Invesco Ltd. will not be subject to the requirements of the Companies Act or the requirements of the UK Listing Authority relating to the content of notices to shareholders. However, it will continue to be subject to the US securities rules.

As a result of losing “foreign private issuer status” in the United States, INVESCO PLC is now also required to comply with US securities rules relating to disclosures required in connection with and certain other matters relating to the delivery of materials for both annual general meetings and special general meetings and the solicitation of proxies in connection therewith

In addition, INVESCO PLC sends INVESCO PLC Shareholders a copy of its annual report and accounts or a summary thereof.

In addition, under the Listing Rules, INVESCO PLC currently, depending on their size and importance, is required to send to shareholders details relating to certain acquisitions, dispositions, takeovers, mergers and offers either made by or in respect of the Company.

Reporting Requirements

As a result of losing “foreign private issuer” status in the United States, INVESCO PLC is now required to comply with US securities rules relating to the periodic reporting of information regarding INVESCO PLC. These disclosures include annual reports on Form 10-K that must be filed with the SEC after the end of each fiscal year, quarterly reports on Form 10-Q that must be filed with the SEC after the end of each fiscal quarter and current reports on Form 8-K that must be filed with the SEC promptly following the occurrence of certain specified events.	Invesco Ltd. will continue to be required to comply with the US securities rules.

INVESCO PLC is required to notify the UK Listing Authority of:

(1) any major new developments relating to its business which are not public knowledge and may lead to a substantial movement in its share price;

(2) notifications received by it from persons holding an interest in 3 percent or more of any class of the Company’s share capital;

(3) any changes in its Board of Directors;

(4) any purchase or redemption by it of its own equity securities;

(5) interests of Directors in its shares or debentures; and

(6) changes in its capital structure.

PART IV
CONDITIONS TO THE IMPLEMENTATION OF THE SCHEME

1.	The Scheme will be conditional upon:

(a)	approval of the Scheme by a majority in number of those holders of INVESCO PLC Shares who are present and vote either in person or by proxy at the Court Meeting and who represent 75 percent or more in value of all INVESCO PLC Shares held by such shareholders and which are voted at the Court Meeting;

(b)	the first special resolution set out in the notice of the Extraordinary General Meeting, being duly passed by the requisite majority at the Extraordinary General Meeting. This resolution includes the following:

(i)	the share capital of the Company be reduced by cancelling and extinguishing all of the Scheme Shares;

(ii)	upon such reduction of capital taking effect, the authorised capital of the Company be increased to its former amount by the creation of such number of INVESCO PLC Shares as shall be equal to the number of Scheme Shares cancelled and the reserve arising in the books of account of the Company as a result of such reduction of capital be capitalised and applied in paying up at par the INVESCO PLC Shares. These shares are to be issued to Invesco Ltd.;

(iii)	the directors be authorised to make the allotments referred to above;

(iv)	further, the Articles of Association be amended to ensure that any INVESCO PLC Shares issued after the INVESCO PLC Meetings are compulsorily brought within the provisions of the Scheme or, if issued after the Scheme becomes effective, are compulsorily transferred to Invesco Ltd. on the same terms;

(c)	the sanction (with or without modification agreed by INVESCO PLC and Invesco Ltd.) of the Scheme and the confirmation of the reduction of capital involved therein by the Court and office copies of the Court Orders and the minute of such reduction attached thereto being delivered for registration to the Registrar of Companies in England and Wales and, in relation to the Capital Reduction, being registered; and

(d)	all necessary approvals or consents for the implementation of the Scheme from all relevant authorities having been obtained by Invesco Ltd., INVESCO PLC and other group companies (as relevant).

2.	The Company and Invesco Ltd. have agreed that the Scheme will not be implemented unless immediately prior to the First Court Hearing the following conditions are satisfied or waived as referred to below:

(a)	the listing of the Invesco Ltd. Shares shall have been approved, subject to notices of issuance, by the NYSE; and

(b)	INVESCO PLC shall have been satisfied that it has such consents as it may determine to be appropriate in order to effect the group reorganisation referred to in paragraph 2.4 of Part II of this document.

PART V
SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE	No. 7542 of 2007
CHANCERY DIVISION
COMPANIES COURT

IN THE MATTER OF INVESCO PLC

and

IN THE MATTER OF THE COMPANIES ACT 1985

SCHEME OF ARRANGEMENT

(under section 425 of the Companies Act 1985)

between

INVESCO PLC

and

THE HOLDERS OF ITS SCHEME SHARES

(as hereinafter defined)

PRELIMINARY

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“business day”	a day on which London Stock Exchange plc is open for the transaction of business;

“certificated” or “in certificated form”	not in uncertificated form (that is, not in CREST);

“Companies Act”	the Companies Act 1985 (as amended);

“Company”	INVESCO PLC, incorporated in England and Wales with registered number 308372;

“Court”	the High Court of Justice in England and Wales;

“Court Meeting”	the meeting of the holders of the Scheme Shares convened by order of the Court pursuant to section 425 of the Companies Act to consider and, if thought fit, approve this Scheme, including any adjournment thereof;

“CREST”	the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear UK & Ireland Limited in accordance with the Uncertificated Securities Regulations 2001;

“Effective Date”	the date on which this Scheme becomes effective in accordance with Clause 8;

“holder”	includes a person entitled by transmission;

“Invesco Ltd.”	Invesco Ltd., a company incorporated in Bermuda with registration number 40671;

“Invesco Ltd. Shares”	common shares of par value US$0.10 each in the capital of Invesco Ltd. or, following the Share Capital Consolidation, common shares of par value US$0.20 each in the capital of Invesco Ltd. (as the context requires);

“INVESCO PLC Shares”	ordinary shares of US$0.10 each in the capital of the Company;

“Reduction Record Time”	the time one hour before the commencement of the Second Court Hearing;

“Scheme”	this scheme of arrangement in its present form or with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by the Company and Invesco Ltd.;

“Scheme Record Time”	5:00 p.m. on the business day immediately preceding the Effective Date;

“Scheme Shares”	(i) the INVESCO PLC Shares in issue at the date of this Scheme;

(ii) any INVESCO PLC Shares issued after the date of this Scheme and before the Voting Record Time;

(iii) any INVESCO PLC Shares issued at or after the Voting Record Time and before the Reduction Record Time in respect of which the original or any subsequent holders thereof are, or shall have agreed in writing to be, bound by this Scheme;

“Second Court Hearing”	the hearing of the Court for the confirmation of the reduction of capital provided for in Clause 1;

“Share Capital Consolidation”	the consolidation of every two common shares of par value US$0.10 each in the capital of Invesco Ltd. into one common share of par value US$0.20 in the capital of Invesco Ltd., which is expected to take place after this Scheme becomes effective;

“uncertificated” or “in uncertificated form”	recorded on the relevant register as being held in uncertificated form in CREST and title to which may be transferred by virtue of CREST;

“United States”	the United States of America including each state therein, the District of Columbia, Puerto Rico, the United States Virgin Islands and each of the other territories and possessions of the United States of America; and

“Voting Record Time”	6:00 p.m. on the day which is two days before the date of the Court Meeting or, if the Court Meeting is adjourned, 6:00 p.m. on the day which is two days before the date of such adjourned meeting, and references to Clauses are to Clauses of this Scheme.

(B)	The authorised share capital of the Company at the date of this Scheme is US$105,000,000 and £50,000.25 divided into 1,050,000,000 ordinary shares of US$0.10 each, 50,000 deferred sterling shares, and one special voting share of 25 pence. As at the close of business on 19 October 2007, 835,651,718 ordinary shares, 50,000 deferred sterling shares and one special voting share had been issued and were credited as fully paid, 10,560,948 ordinary shares were held in treasury and the remainder of the ordinary shares were unissued.

(C)	Invesco Ltd. was incorporated on 12 September 2007 with its present name under the laws of Bermuda as an exempted company. The authorised share capital of Invesco Ltd. at the date of this Scheme is US$10 divided into 100 shares of par value US$0.10 each, all of which have been issued and are credited as fully paid.

(D)	Invesco Ltd. has agreed to appear by Counsel on the hearing to sanction this Scheme and to submit to be bound by and to undertake to the Court to execute and do or procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

THE SCHEME

1	Cancellation of the Scheme Shares

1.1	The capital of the Company shall be reduced by cancelling and extinguishing the Scheme Shares.

1.2	Subject to and forthwith upon the said reduction of capital taking effect:

1.2.1	the authorised share capital of the Company shall be increased to its former amount by the creation of such number of new INVESCO PLC Shares as shall be equal to the number of Scheme Shares cancelled pursuant to Clause 1.1; and

1.2.2	the reserve arising in the books of account of the Company as a result of the said reduction of capital shall be capitalised and applied in paying up in full at par the new INVESCO PLC Shares created pursuant to Clause 1.2.1 which shall be allotted and issued credited as fully paid to Invesco Ltd. and/or its nominee(s).

2	Consideration for cancellation of the Scheme Shares

2.1	In consideration for the cancellation of the Scheme Shares and the allotment and issue of the new INVESCO PLC Shares as provided in Clause 1, Invesco Ltd. shall (subject to the remaining provisions of this Scheme) allot and issue to the holders of the Scheme Shares (as appearing in the register of members of the Company at the Scheme Record Time) (other than the Company) one Invesco Ltd. Share, credited as fully paid at par, for every Scheme Share then held by them.

2.2	The Invesco Ltd. Shares to be issued pursuant to this Clause 2 shall rank pari passu in all respects with all other fully paid Invesco Ltd. Shares in issue on the Effective Date.

3	Overseas Shareholders

3.1	The provisions of Clause 2 shall be subject to any prohibition or condition imposed by law. Without prejudice to the generality of the foregoing, if, in respect of any holder of Scheme Shares with a registered address in a jurisdiction outside the United Kingdom or the United States or whom Invesco Ltd. reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom or the United States, Invesco Ltd. is advised that the allotment and/or issue of Invesco Ltd. Shares pursuant to Clause 2 would or might infringe the laws of such jurisdiction or would or might require Invesco Ltd. to comply with any governmental or other consent or any registration, filing or other formality with which Invesco Ltd. is unable to comply or compliance with which Invesco Ltd. regards as unduly onerous, Invesco Ltd. may in its sole discretion determine that such Invesco Ltd. Shares (or any shares in the capital of Invesco Ltd. resulting from the consolidation of such shares) shall be sold, in which event the Invesco Ltd. Shares shall be issued to such holder and Invesco Ltd. shall appoint a person to act pursuant to this Clause 3.1 and such person shall be authorised on behalf of such holder to procure that any shares in respect of which Invesco Ltd. has made such determination shall, as soon as practicable following the Effective Date, be sold.

3.2	Any sale under Clause 3.1 shall be carried out at the best price which can reasonably be obtained at the time of sale and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including value added tax) shall be paid to the persons entitled thereto in accordance with their entitlements. To give effect to any sale under Clause 3.1, the person appointed by Invesco Ltd. in accordance with Clause 3.1 shall be authorised as attorney on behalf of the holder concerned to execute and deliver as transferor an instrument or instruction of transfer and to give such instructions and to do all other things which he may consider necessary or expedient in connection with such sale. In the absence of bad faith or wilful default, none of the Company, Invesco Ltd. or the person so appointed shall have any liability for any loss or damage arising as a result of the timing or terms of such sale.

4	Issue of Invesco Ltd. Shares

On the Effective Date, Invesco Ltd. will allot and issue the Invesco Ltd. Shares to be allotted and issued pursuant to Clause 2.1 to the relevant holders of Scheme Shares (other than the Company), and will make the requisite entries in the register of members of Invesco Ltd. to reflect the allotment and issue of such shares.

5	Settlement

5.1	Contingently upon the allotment and issue of Invesco Ltd. Shares pursuant to Clause 4 and the requisite entries having been made in the register of members of Invesco Ltd., settlement of the Invesco Ltd. Shares shall be effected as follows:

5.1.1	if the Share Capital Consolidation has not been effected by 6:00 p.m. on the date three business days after the Effective Date, all of the Invesco Ltd. Shares will be settled in certificated form in the manner set out in Clause 5.3; and

5.1.2	if the Share Capital Consolidation has been effected by 6:00 p.m. on the date three business days after the Effective Date, the Invesco Ltd. Shares will be settled as set out in Clause 5.2.

5.2	Where Invesco Ltd. Shares are to be settled pursuant to Clause 5.1.2 it shall be on the basis of one Invesco Ltd. Share for every two Invesco Ltd. Shares issued under Clause 4 and, therefore, for every two Scheme Shares and;

5.2.1	in the case of Scheme Shares which at the Scheme Record Time are in certificated form, Invesco Ltd. will settle the relevant Invesco Ltd. Shares in book entry (uncertificated) form under the direct registration system in the United States and deliver written notification of the relevant holding in book entry form to the persons entitled thereto on or as soon as reasonably practicable after, and in any event within 14 days of, the Effective Date;

5.2.2	in the case of Scheme Shares which at the Scheme Record Time are in uncertificated form, Invesco Ltd. will settle the relevant Invesco Ltd. Shares to CREST International Nominees’ account at the Depositary Trust and Clearing Corporation , CREST Depositary Limited will then issue Invesco Ltd. CREST depositary interests to the appropriate accounts in CREST of the holders of the Scheme Shares and a statement of entitlement detailing the holding of CREST depositary interests will be sent to such holders of Scheme Shares on or as soon as reasonably practicable after, and in any event within 14 days of, the Effective Date;

5.2.3	any fractional entitlements arising as a result of the Share Capital Consolidation will be aggregated and sold in the market and the net proceeds of sale will be paid to the relevant holders in due proportions by cheque in accordance with Clause 5.5 on or as soon as reasonably practicable after, and in any event within 14 days of, the Effective Date;

provided that, in the case of Scheme Shares which at the Scheme Record Time are in certificated form, Invesco Ltd. reserves the right to settle all or part of the relevant Invesco Ltd. Shares in certificated form in the manner set out in Clause 5.3 if, for any reason, it wishes to do so and, in the case of Scheme Shares which at the Scheme Record Time are in uncertificated form, Invesco Ltd. reserves the right to settle all or part of the relevant Invesco Ltd. Shares in book entry (uncertificated) form in the manner set out in Clause 5.2.1 if, for any reason, it wishes to do so.

5.3	Where Invesco Ltd. Shares are to be settled in certificated form, Invesco Ltd. shall deliver the certificates for such shares to the persons entitled thereto as soon as reasonably practicable after, and in any event within 14 days of, the Effective Date.

5.4	All deliveries of notifications, statements, certificates or cheques shall be effected by sending the same by first class post in prepaid envelopes addressed to the persons respectively entitled thereto at their respective addresses as appearing in the register of members of the Company at the Scheme Record Time or, in the case of joint holders, at the address of that one of the joint holders whose name stands first in such register at the Scheme Record Time (except, in either case, as otherwise directed in writing) or in accordance with any special instructions regarding communications, and none of Invesco Ltd., the Company or the person appointed by Invesco Ltd. in accordance with Clause 3.1 shall be responsible for any loss or delay in the transmission of any notifications, statements, certificates or cheques sent in accordance with this Clause 5.4, which shall be sent at the risk of the persons entitled thereto.

5.5	All cheques shall be made payable to the persons respectively entitled to the moneys represented thereby (or, in the case of joint holders, to that one of the joint holders whose name stands first in the register of members of the Company in respect of such joint holding at the Scheme Record Time) or to such other persons (if any) as such persons may direct in writing and the encashment of any such cheque shall be a complete discharge to the Company for the moneys represented thereby.

5.6	The provisions of this Clause 5 shall be subject to any prohibition or condition imposed by law.

6	Certificates and Cancellations

With effect from and including the Effective Date:

6.1	all certificates representing Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein and every holder of Scheme Shares shall be bound at the request of the Company to deliver up the same to the Company or as it may direct or to destroy the same; and

6.2	Euroclear UK & Ireland Limited shall be instructed to cancel the entitlements to Scheme Shares of holders of Scheme Shares in uncertificated form.

7	Mandates and other instructions

All instructions to the Company in force at the Scheme Record Time relating to the Scheme Shares shall, unless they relate to dividends (in which case they shall be deemed to be revoked) and unless and until otherwise revoked or amended, be deemed as from the Effective Date to be valid and effective mandates and instructions to Invesco Ltd. in relation to the Invesco Ltd. Shares issued in respect thereof.

8	Effective Date

8.1	This Scheme shall become effective as soon as office copies of the orders of the Court sanctioning this Scheme under section 425 of the Companies Act and confirming under section 137 of the Companies Act the reduction of the capital of the Company provided for by this Scheme shall have been delivered to the Registrar of Companies in England and Wales for registration and, in the case of the confirmation of the reduction of capital, registered.

8.2	Unless this Scheme shall become effective on or before 30 June 2008, or such later date, if any, as the Company and Invesco Ltd. may agree and the Court may allow, this Scheme shall never become effective.

9	Modification

The Company and Invesco Ltd. may jointly consent on behalf of all concerned to any modification of, or addition to, this Scheme or to any condition which the Court may approve or impose.

Dated 22 October 2007

PART VI
IMPORTANT INFORMATION FOR SHAREHOLDERS

This Part VI highlights some of the key aspects of the Proposal which could materially affect Invesco Ltd. and the Invesco Ltd. Shares. The items below should be considered together with all other information contained in this document and INVESCO PLC Shareholders are urged to read this document in its entirety.

1	General Principles and Application of the Takeover Code

As noted at paragraph 7 of Part II of this document, as Invesco Ltd. is incorporated in Bermuda, once the Scheme has become effective, the Takeover Code will not apply to Invesco Ltd.

1.1	The General Principles of the Takeover Code

(1)	All holders of the securities of an offeree company of the same class must be afforded equivalent treatment; moreover, if a person acquires control of a company, the other holders of securities must be protected.

(2)	The holders of the securities of an offeree company must have sufficient time and information to enable them to reach a properly informed decision on the bid; where it advises the holders of securities, the board of the offeree company must give its views on the effects of implementation of the bid on employment, conditions of employment and the locations of the company’s places of business.

(3)	The board of an offeree company must act in the interests of the company as a whole and must not deny the holders of securities the opportunity to decide on the merits of the bid.

(4)	False markets must not be created in the securities of the offeree company, of the offeror company or of any other company concerned by the bid in such a way that the rise or fall of the prices of the securities becomes artificial and the normal functioning of the markets is distorted.

(5)	An offeror must announce a bid only after ensuring that it can fulfil in full any cash consideration, if such is offered, and after taking all reasonable measures to secure the implementation of any other type of consideration.

(6)	An offeree company must not be hindered in the conduct of its affairs for longer than is reasonable by a bid for its securities.

1.2	Detailed Application of the Takeover Code

The following is a summary of key provisions of the Takeover Code which apply to transactions to which the Takeover Code applies. You should note that, if the Scheme is implemented, you will be giving up the protections afforded by the Takeover Code.

(a)	Equality of treatment

General Principle 1 of the Takeover Code states that all holders of securities of an offeree company of the same class must be afforded equivalent treatment. Furthermore, Rule 16 requires that, except with the consent of the Panel, special arrangements may not be made with certain shareholders in the company if there are favourable conditions attached which are not being extended to all shareholders.

(b)	Information to shareholders

General Principle 2 requires that holders of securities of an offeree company must have sufficient time and information to enable them to reach a properly informed decision on a bid. Consequently, a document setting out full details of an offer must be sent to the offeree company’s shareholders.

(c)	The opinion of the offeree board and independent advice

The board of the offeree company is required by Rule 3.1 of the Takeover Code to obtain competent independent advice on an offer and the substance of such advice must be made known to its shareholders. Rule 25.1 requires that the board of the offeree company must circulate its opinion on the offer and its reasons for forming that opinion. That opinion must include the board’s views on: the effects of implementation of the offer on all the company’s interests, including, specifically, employment; and on the offeror’s strategic plans for the offeree company and their likely repercussions on employment and the locations of the offeree company’s places of business.

The circular from the offeree company must also deal with other matters such as interests and recent dealings in the securities of the offeror and the offeree company by relevant parties and whether the directors of the offeree company intend to accept or reject the offer in respect of their own beneficial shareholdings. Rule 20.1 states that information about the companies involved in the offer must be made equally available to all offeree company shareholders as nearly as possible at the same time and in the same manner.

(d)	Optionholders and holders of convertible securities or subscription rights

Rule 15 of the Takeover Code provides that, when a Takeover Code offer is made for voting equity share capital or other transferable securities carrying voting rights and the offeree company has convertible securities outstanding, the offeror must make an appropriate offer or proposal to the stockholders to ensure their interests are safeguarded. Rule 15 also applies in relation to holders of options and other subscription rights. If the Scheme is implemented, these protections will be lost.

Your attention is also drawn to Part III of this document where key differences between the rights of a shareholder of INVESCO PLC and that of shareholders in Invesco Ltd. are summarised.

2	Dividends

Non US INVESCO Shareholders should note that dividends will be declared and paid by Invesco Ltd. in US dollars. Invesco Ltd. is exploring the feasibility of permitting Invesco Ltd. Shareholders to elect to receive their dividends in pounds sterling. If implemented, details of this facility will be made available to Invesco Ltd. Shareholders in due course.

UK resident INVESCO Shareholders should also note that, as described in paragraph 11.2(b) of Part II of this document, the tax treatment of their dividends in Invesco Ltd. will be different from that of dividends paid by INVESCO PLC.

3	Indices

As inclusion in the S&P 500 is at the discretion of the S&P Index Committee, there can be no guarantee that, despite the listing of the Invesco Ltd. Shares on the NYSE, Invesco Ltd. will be included in the S&P 500.

4	CREST Depositary Interests

As described in paragraph 8 of Part II of this document, Invesco Ltd. Shares will, unlike INVESCO PLC Shares, not be capable of being admitted and settled directly in the usual UK settlement systems.

To facilitate holding and trading of Invesco Ltd. Shares in uncertificated form for those INVESCO PLC Shareholders who hold INVESCO PLC Shares in a stock account in CREST at the Scheme Record Time, it is intended that the Invesco Ltd. Shares to which they will be entitled will be delivered, held and settled in CREST by means of the CREST International Settlement Links Service, and in particular Euroclear UK’s established link with DTCC, the US settlement and clearance system.

Under the CREST International Settlement Links Services, CREST Depository Limited, a subsidiary of Euroclear UK, issues dematerialised depositary interests representing entitlements to non-UK securities (in this case the Invesco Ltd. Shares), known as CREST Depository Interests or CDIs. CDIs may be held, transferred and settled solely within CREST. However, CDI holders (provided they cancel their CDIs) are able to deliver their underlying shares to a participant in the relevant settlement system (e.g. DTCC). Upon receipt of Invesco Ltd. CDIs, INVESCO PLC Shareholders will therefore not be the registered holders of the Invesco Ltd. Shares to which they are entitled as a result of the Scheme and Share Capital Consolidation. However, ownership of Invesco Ltd. CDIs will represent each INVESCO PLC Shareholder’s entitlement to such Invesco Ltd. Shares.

Following issue of the Invesco Ltd. CDIs, holders of the Invesco Ltd. CDIs will, at their option, be able to effect the cancellation of their Invesco Ltd. CDIs in CREST in order to hold their underlying Invesco Ltd. Shares directly by sending an instruction to CREST to that effect and will be entitled to arrange for the transfer of their Invesco Ltd. Shares (as represented by their holding of Invesco Ltd. CDIs) either into the direct registration service in the United States or into a shareholding account with a depositary financial institution which is a participant in DTCC. Certain transfer fees will be payable by a holder of Invesco Ltd. CDIs who makes such a transfer.

The terms and conditions upon which Invesco Ltd. CDIs are issued and held in CREST are set out in the CREST Deed Poll and other related documents in the CREST Manual including, in particular, the CREST International Manual.

Although holders of Invesco Ltd. CDIs will not be the registered owners of the Invesco Ltd. Shares, Invesco Ltd. has entered into arrangements to ensure that Invesco Ltd. CDI holders will receive notices sent by Invesco Ltd., will be able to give instructions as to voting at general meetings of Invesco Ltd. and will be treated in the same manner as registered Invesco Ltd. Shareholders in respect of all other rights attaching to the relevant Invesco Ltd. Shares, in each case in so far as reasonably practicable and possible in accordance with applicable CREST Regulations and CREST Requirements and applicable law.

PART VII
ADDITIONAL INFORMATION

1	Responsibility

The Directors of INVESCO PLC, whose names appear in paragraph 2 of this Part VII, accept responsibility for the information contained in this document. To the best of the knowledge and belief of the Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

2	Names of Directors

The Directors of INVESCO PLC are as follows:

Rex D. Adams	Chairman and Non-executive Director

Sir John Banham	Non-executive Director

Joseph R. Canion	Non-executive Director

Martin L. Flanagan	President and Chief Executive Officer and Director

Denis Kessler	Non-executive Director

Edward Lawrence	Non-executive Director

J. Thomas Presby	Non-executive Director

James I. Robertson	Senior Managing Director and Director

The business address of the Directors is 1360 Peachtree Street N.E., Atlanta, Georgia.

3	Incorporation of INVESCO PLC

INVESCO PLC was incorporated on 19 December 1935 under the Companies Act 1929 as a private limited company with the name H. Lotery & Company Limited. INVESCO PLC was re-registered under the Companies Acts 1948 to 1980 as a public limited company with the name BRITANNIA ARROW HOLDINGS PUBLIC LIMITED COMPANY on 19 March 1982. INVESCO PLC’s name was changed to INVESCO MIM PLC on 31 January 1990, to INVESCO PLC on 21 June 1993, to AMVESCO PLC on 3 March 1997, to AMVESCAP PLC 8 May 1997 and to its current name on 23 May 2007.

INVESCO PLC is registered for VAT with VAT Registration Number 245 0557 71.

INVESCO PLC’s principal executive offices are located at 1360 Peachtree Street N.E., Atlanta, Georgia.

4	Incorporation of Invesco Ltd.

Invesco Ltd. was incorporated under the laws of Bermuda on 12 September 2007.

Invesco Ltd.’s principal executive offices are located at 1360 Peachtree Street N.E., Atlanta, Georgia.

5	Directors’ and Other Interests

The following table sets forth certain information with respect to the beneficial ownership of Shares of INVESCO PLC that are entitled to vote at the meetings for each person or entity who INVESCO PLC knows beneficially owns more than 3 percent of the INVESCO PLC’s Shares; each of INVESCO PLC’s Directors; each of INVESCO PLC’s executive officers who are not also Directors; and all of INVESCO’s executive officers and Directors as a group. To INVESCO PLC’s knowledge, except as indicated by footnotes and subject to applicable community property laws in the United States, each person named in the table below has sole voting and investment power with respect to the Shares set forth opposite such person’s name. Unless otherwise indicated, the address of INVESCO PLC’s officers and Directors is 1360 Peachtree Street N.E., Atlanta, Georgia.

5.1	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. The information in this Part VII also complies with applicable UK rules. The percentage of beneficial ownership for each of the following INVESCO PLC Shareholders is based on 835,651,718 INVESCO PLC Shares outstanding as of 19 October 2007 (being the latest practicable date prior to publication of this document). It is anticipated that each INVESCO PLC Shareholder shall maintain the same percentage ownership in Invesco Ltd. as it had in INVESCO PLC at the

Scheme Record Time subject to the issue of any new INVESCO PLC Shares pursuant to the exercise of options or the repurchase of Shares by INVESCO.

            Directors and Executive Officers:

The following table sets out the interests in INVESCO PLC Shares held by Directors and executive officers as at 19 October 2007 (being the latest practicable date prior to publication of this documents) in accordance with both SEC and FSA requirements.

		Under FSA Rules[2]
			UK Non
	Under SEC	UK Beneficial	Beneficial
	Rules[1]	Disclosure	Disclosure

Directors:
Rex D. Adams	75,292	75,292
Sir John Banham	18,271	18,271
Joseph R. Canion	24,621	24,621
Martin L. Flanagan	1,756,850	5,718,749
Denis Kessler	13,064	13,064
Edward Lawrence	15,771	15,771
J. Thomas Presby	5,016	5,016
James I. Robertson	1,565,964	1,788,159
Chief Accounting Officer			—
David Hartley	358,858	338,241
Senior Managing Directors			—
G. Mark Armour	75,690	111,236	—
Kevin M. Carome	176,892	221,218	—
Andrew Lo	312,975	1,001,941	—
John “Jack” S. Markwalter	333,978	1,176,951	—
Colin D. Meadows	—	268,081	—
Loren M. Starr	62,078	572,549	—
Philip Taylor	376,286	23,386	—
Robert J. Yerbury	828,829	1,533,217	—
Aggregate ownership of Directors and Executive Officers (as a group)	6,000,435	12,905,763	—

Notes:

1	For the purposes of Item 403 of Regulation S-K, beneficial ownership includes rights to acquire shares within sixty days. Therefore, the percentage calculation includes shares beneficially owned for UK purposes plus shares under options and awards within sixty days of vesting.

2	Includes INVESCO PLC shares held directly and via a nominee arrangement (or equivalent) including INVESCO PLC Shares allocated under the 2002 Share Incentive Plan and restricted stock under the Global Stock Plans.

3	Includes options and deferred share awards under the Global Stock Plans.

Three Percent Shareholders (other than Directors):

		Percentage of
	Number of	total voting rights in
Name of Beneficial Owner	INVESCO PLC Shares	INVESCO PLC

Wellington Management Co LLP	104,447,503	12.23
Franklin Resources Inc and its affiliates	60,110,981	7.04
Legal & General Investment Management	27,905,563	3.27

5.2	Save as disclosed above, none of the Directors or their immediate families or any person connected with a Director within the meaning of sections 252, 254 and 255 of the Companies Act 2006 which would, if the connected person were a Director, be required to be notified in compliance with the Companies Act, and the existence of which is known to or could with reasonable diligence be ascertained by the Director had, at 19 October 2007 (the latest practicable date prior to the publication of this document) or will have, so far as the Directors are aware, immediately following the Scheme becoming unconditional, any interest (beneficial or non-beneficial) in the INVESCO PLC Shares, which interest will then be required to be notified to INVESCO PLC pursuant to DTR 3.1.2 of the Disclosure and Transparency Rules or entered in the register maintained by INVESCO PLC under the provisions of section 809 of the Companies Act.

5.3	Save as disclosed above, so far as is known to INVESCO PLC, no person is, directly or indirectly, interested in 3 percent or more of its issued share capital.

5.4	There are no arrangements under which any of the Directors has waived or agreed to waive future emoluments or under which the total emoluments of any Directors will be varied in consequence of the Proposal.

6	Accounting Treatment

The Scheme of Arrangement described herein is not considered an acquisition or disposal for accounting purposes and as a result the assets and liabilities of the Invesco group are not materially affected by the proposed transaction. As described elsewhere, apart from the impact of fractional interests, the proportional interest of Invesco Ltd. shareholders in Invesco Ltd. will be the same as their previous interest in INVESCO PLC.

7	Costs and Expenses of Transaction

The costs associated with the proposed Scheme of Arrangement are largely fees paid to advisors both financial and legal and associated costs of printing, mailing and administration of the scheme. The costs are estimated to be approximately US$12 million and are expected to be expensed as incurred.

8	Consent

UBS Limited and JPMorgan Cazenove Limited have given and not withdrawn their respective written consents to the issue of this document with the inclusion of the references to their respective names in the form and context in which they appear.

9	Time

In this document, references to time are references to London time except unless otherwise expressly provided.

10	Future Shareholder Proposals

If the Scheme is approved and effected, Invesco Ltd. will hold an annual meeting of shareholders for the year 2008. The submission dates by which proposals must be received are set forth below. Since Invesco Ltd. will be assuming the SEC reporting obligations of INVESCO PLC under the Exchange Act, the submission dates are based on the annual general meeting of INVESCO PLC held in 2007.

10.1	Proposals to be Submitted for the Proxy Statement for 2008 Annual General Meeting

In order for a proposal by a Shareholder to be included in the proxy statement relating to Invesco Ltd.’s. annual meeting of shareholders to be held in 2008, that proposal must comply with the requirements of Rule 14a-8 of the Exchange Act. To be eligible for inclusion, the proposal must be received in writing by Invesco Ltd. at its principal executive offices, located at 1360 Peachtree Street N.E., Atlanta, Georgia, no later than 30 November 2007.

Under Invesco Ltd.’s Bye-laws, if you wish to present other business before the 2008 annual general meeting of shareholders, or nominate a director candidate, proper written notice of any such business or nomination must be given to Invesco Ltd.’s corporate secretary not before 24 January 2008 and not after 23 February 2008. If the 2008 annual general meeting is not within thirty days before or more than 60 days after 23 May 2008, the anniversary date of this year’s annual general meeting of INVESCO PLC’s shareholders, notice must be delivered not earlier than the close of business on the one hundred and twentieth day prior to the annual general meeting and not later than the close of business on the later of the ninetieth day prior to the annual general meeting and the tenth day following the day on which public announcement of the date of such meeting is first made. Any such notice must include the information specified in the Bye-laws of Invesco Ltd. concerning the business or nominee. Invesco Ltd.’s Bye-laws set forth the information that must be furnished to Invesco Ltd.’s corporate secretary in order for any such notice to be proper.

If the Scheme is not approved and does not take effect, then, under the Companies Act, in order for shareholders to requisition an Extraordinary General Meeting such proposal must have been requisitioned by shareholders representing at least 10 percent of the votes of all shareholders having a right to vote at such Extraordinary General Meeting. Such proposal must have been signed by all requisitionists and submitted to the registered office of INVESCO PLC having the right to vote at such Extraordinary General Meeting.

11	Solicitation of Proxies

This proxy solicitation is being made and paid for by INVESCO PLC on behalf of its Board. Although INVESCO PLC has not retained a third party to assist in the solicitation of proxies for the meetings, it may in the future determine to do so, in which case INVESCO PLC would pay such third party a customary fee in connection therewith and reimburse such third party for its reasonable out of pocket expenses. INVESCO PLC’s directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. INVESCO PLC will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of INVESCO PLC entitled to vote that the brokers and fiduciaries hold of record. Upon request, INVESCO PLC will reimburse them for their reasonable out-of-pocket expenses.

12	Documents Available for Inspection

Copies of the following documents may be inspected at the offices of Linklaters LLP, One Silk Street, London EC2Y 8HQ during usual business hours on any weekday (Saturdays, Sundays, public holidays excepted) from the date of this document until the earlier of the Effective Date or 30 June 2008:

12.1	the memorandum of association of INVESCO PLC and the Articles;

12.2	the memorandum of association and bye-laws of Invesco Ltd.;

12.3	the audited consolidated accounts of INVESCO PLC for the periods ended 31 December 2006, 31 December 2005 and 31 December 2004 and the unaudited half-yearly results for the six months ended 30 June 2007;

12.4	the written consents referred to in paragraph 8 of this Part VII; and

12.5	this document.

22 October 2007

PART VIII
DEFINITIONS

The following definitions apply throughout this document (other than Part V of this document and in the notices of the INVESCO PLC Meetings), unless the context otherwise requires:

£ or pounds sterling	the lawful currency of the UK being pounds sterling and “p” or “pence” shall mean one one-hundredth of one pound sterling

ADS Record Date	close of business in New York on 11 October 2007

ADS Voting Instruction Card	the voting instruction card to be sent to INVESCO PLC ADS holders in connection with the Court Meeting and the EGM

Articles or Articles of Association	the articles of association of INVESCO PLC

Bermuda Companies Act	Companies Act of Bermuda 1981, as amended

Board	the board of directors of INVESCO PLC

business day	a day on which the London Stock Exchange is open for the transaction of business

Capita Registrars	Capita Registrars (a trading name of Capita Registrars Limited), The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU

Capita IRG Trustees Ltd	Capita IRG Trustees Limited, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU

Capital Reduction	the proposed reduction of share capital of INVESCO PLC provided for by the Scheme

certificated or in certificated form	not in uncertificated form (that is, not in CREST)

Certificated Holders or Holders of INVESCO PLC Shares in Certificated Form	INVESCO PLC Shareholders who hold INVESCO PLC Shares in certificated form

Code	the US Internal Revenue Code of 1986, as amended

Companies Act	the Companies Act 1985 (as amended) and the Companies Act 2006 (to the extent it is in force at the date of publication of this document)

Company or INVESCO PLC	INVESCO PLC, a public limited company incorporated in England and Wales with registered number 308372

Court	the High Court of Justice in England and Wales

Court Meeting	the meeting of the holders of the Scheme Shares convened by order of the Court pursuant to section 425 of the Companies Act to consider and, if thought fit, approve the Scheme, including any adjournment of such meeting

Court Orders	the orders of the Court sanctioning the Scheme under section 425 of the Companies Act and confirming the Capital Reduction under section 137 of the Companies Act

CREST	the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear UK in accordance with the CREST Regulations

CREST Deed Poll	the deed poll executed by CREST Depository Limited governing CDIs

CREST International Manual	the CREST international manual which forms part of the CREST Manual (as amended from time to time)

CREST Manual	the CREST Manual issued by Euroclear UK as amended from time to time

CREST Regulations	the Uncertificated Securities Regulations 2001 (S.I. 2001 No. 3755) (as amended from time to time)

CREST Requirements	the requirements of Euroclear UK applicable to the relevant issuer, user or participant in CREST, as described in the CREST glossary of terms issued by Euroclear UK

Deposit Agreement	the amended and restated deposit agreement dated 8 November 2000 between INVESCO PLC, the Depositary and INVESCO PLC ADS holders, containing the terms applicable to the ADSs

Depositary	The Bank of New York Mellon

Director or Directors	a director or the directors of INVESCO PLC

Dollars, cents, US$ and $	the lawful currency of the USA

DTCC	The Depository Trust and Clearing Company

Effective Date	the date on which the Scheme becomes effective

Euroclear UK	Euroclear UK & Ireland Limited, the central securities depositary for the United Kingdom, Republic of Ireland, Isle of Man, Jersey and Guernsey

Exchange Act	the US Securities Exchange Act of 1934, as amended

Extraordinary General Meeting or EGM	the extraordinary general meeting of INVESCO PLC, notice of which is set out at the end of this document, and any adjournment thereof

First Court Hearing	the hearing of the Court for the sanction of the Scheme

FSA	the Financial Services Authority (United Kingdom)

FSMA	the Financial Services and Markets Act 2000 of the United Kingdom, as amended

holder	includes a person entitled by transmission

IFRS	International Financial Reporting Standards as endorsed by the European Union

Invesco	INVESCO PLC and, as the context requires, its subsidiaries and subsidiary undertakings

Invesco Ltd.	Invesco Ltd., incorporated in Bermuda

Invesco Ltd. CDIs	CREST depositary interests each representing an entitlement to an Invesco Ltd. Share

Invesco Ltd. Shareholders	holders of Invesco Ltd. Shares

Invesco Ltd. Shares	common shares par value US$0.10 each in the capital of Invesco Ltd., or following the Share Capital Consolidation, common shares par value US$0.20 each in the capital of Invesco Ltd.

INVESCO Inc. Exchangeable Shareholders	the holders of INVESCO Inc. Exchangeable Shares

INVESCO Inc. Exchangeable Shares	shares in Invesco Inc., a corporation incorporated under the laws of the province of Nova Scotia in Canada and an indirect subsidiary of INVESCO PLC. INVESCO Inc. Exchangeable Shares are exchangeable on a one-for-one basis into INVESCO PLC Shares

INVESCO PLC ADSs	American Depositary Shares, each representing one INVESCO PLC Share and evidenced by INVESCO PLC American Depositary Receipts quoted on NASDAQ

INVESCO PLC ADS holders	holders (including beneficial holders) of INVESCO PLC ADSs

INVESCO PLC Meetings	the Court Meeting and the Extraordinary General Meeting

INVESCO PLC Share Plans	the INVESCO PLC Global Stock Plans, the INVESCO PLC 2000 Share Option Plan, the INVESCO PLC No 3 Executive Share Option Scheme, the INVESCO PLC 1997 Sharesave Scheme, the INVESCO PLC International Sharesave Plan, the Irish Sharesave Scheme, the INVESCO PLC 2002 Share Incentive Plan, the Trimark Executive Stock Option Plan, the Perpetual Unapproved Share Option Scheme, the 2003 Share Option Plan (Canada) and the INVESCO PLC Wholesale Representative Deferred Plan, in each case as amended

INVESCO PLC Shareholders	persons registered in INVESCO PLC’s register of members as holders of INVESCO PLC Shares

INVESCO PLC Shares	ordinary shares of US$0.10 each in the capital of INVESCO PLC

INVESCO PLC SV Share	the share of 25 pence in the capital of INVESCO PLC issued in connection with the issuance of INVESCO Inc. Exchangeable Shares

INVESCO PLC SV Shareholder	the person registered in INVESCO PLC’s register of members as the holder of the INVESCO PLC SV Share

IRS	the US Internal Revenue Service

Listing Rules	the listing rules made by the UK Listing Authority under FSMA

London Stock Exchange or LSE	London Stock Exchange plc

NYSE	New York Stock Exchange LLC

Official List	the official list of UK listed securities maintained by the UK Listing Authority pursuant to FSMA

Panel	the Panel on Takeover and Mergers

£	the lawful currency of the United Kingdom

Proposal	the proposed Scheme of Arrangement of INVESCO PLC, the delisting of the ordinary shares of INVESCO PLC from the LSE, the Share Capital Consolidation, the listing of the Invesco Ltd. Shares on the NYSE and the LSE and the subsequent intra group reorganisation

Reduction Record Time	the time one hour before the commencement of the Second Court Hearing

S&P 500	an index of the five hundred leading companies of the US economy

S&P Index Committee	the committee responsible for monitoring the S&P 500

Scheme or Scheme of Arrangement	the scheme of arrangement proposed to be made under section 425 of the Companies Act between INVESCO PLC and the holders of Scheme Shares as set out in Part V of this document, with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by INVESCO PLC and Invesco Ltd.

Scheme Record Time	5:00 p.m. on the business day immediately preceding the Effective Date

Scheme Shares	(i) the INVESCO PLC Shares in issue at the date of the Scheme;

(ii) any INVESCO PLC Shares issued after the date of the Scheme and before the Voting Record Time;

(iii) any INVESCO PLC Shares, issued at or after the Voting Record Time and before the Reduction Record Time in respect of which the original or any subsequent holders thereof are, or shall have agreed in writing to be, bound by the Scheme

SDRT	stamp duty reserve tax

SEC	the US Securities and Exchange Commission

Second Court Hearing	the hearing of the Court for the confirmation of the reduction of capital provided for by the Scheme

Securities Act	the US Securities Act of 1933, as amended

Share Capital Consolidation	the consolidation of Invesco Ltd. Shares as described in this document, being the consolidation after the Scheme becomes effective, conditional on the consolidated shares being listed on the NYSE, of every two Invesco Ltd. Shares issued pursuant to the Scheme into one Invesco Ltd. Share

subsidiary undertaking	a subsidiary undertaking as that term is defined in section 258 of the Companies Act

Takeover Code	the UK Takeover Code

US Code	the United States Internal Revenue Code of 1986 (as amended)

US$ or US dollars	United States dollars and “US cent” shall mean one one-hundredth of one US dollar

UK Listing Authority	the Financial Services Authority acting in its capacity as the competent authority for listing in the United Kingdom under Part VI of FSMA

uncertificated or in uncertificated form	recorded on the relevant register as being held in uncertificated form in CREST and title to which may be transferred by virtue of CREST

Uncertificated Holders or Holders of INVESCO PLC Shares in Uncertificated Form	INVESCO PLC Shareholders who hold INVESCO PLC Shares in uncertificated form

United Kingdom or UK	the United Kingdom of Great Britain and Northern Ireland

United States or US	the United States of America including each state therein, the District of Columbia, Puerto Rico, the United States Virgin Islands and each of the other territories and possessions of the United States of America

US GAAP	the generally accepted accounting principles in the US

Voting Record Time	6:00 p.m. on the day that is two days before the Court Meeting or, if the Court Meeting is adjourned, 6:00 p.m. on the day which is two days before the date of such adjourned meeting

NOTICE OF COURT MEETING

IN THE HIGH COURT OF JUSTICE	No. 7542 of 2007
CHANCERY DIVISION
COMPANIES COURT
REGISTRAR DERRETT

IN THE MATTER OF INVESCO PLC

— and —

IN THE MATTER OF THE COMPANIES ACT 1985

NOTICE IS HEREBY GIVEN that by an Order dated 19 October 2007 made in the above matters the Court has directed a meeting to be convened of the holders of the ordinary shares of 10 US cents each in the capital of INVESCO PLC (the “Company”) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement proposed to be made between the Company and the holders of the Scheme Shares (as defined in the said Scheme of Arrangement), and that such Meeting will be held at the offices of UBS Limited at 1 Finsbury Avenue, London EC2M 2PP on 14 November 2007 at 11:30 a.m., at which place and time all holders of the said shares are requested to attend.

A copy of the said scheme of arrangement and a copy of the explanatory statement required to be furnished pursuant to section 426 of the Companies Act 1985 are incorporated in the document of which this notice forms part.

Shareholders entitled to attend and vote at the meeting may vote in person at the said meeting or they may appoint another person, whether a member of the Company or not, as their proxy to attend and vote in their stead. A BLUE form of proxy for use at the meeting is enclosed with this notice. Completion of the form of proxy will not prevent a holder of ordinary shares from attending and voting at the said meeting.

Shareholders are entitled to appoint a proxy in respect of some or all of their shares. Shareholders are also entitled to appoint more than one proxy. A space has been included in the BLUE form of proxy to allow shareholders to specify the number of shares in respect of which that proxy is appointed. Shareholders who return the BLUE form of proxy duly executed but leave this space blank will be deemed to have appointed the proxy in respect of all of their shares.

Shareholders who wish to appoint more than one proxy in respect of their shareholding should contact the Company for further BLUE forms of proxy or photocopy the form of proxy as required. Such shareholders should also read the “Multiple Proxy Voting Instructions” set out on the BLUE form of proxy, and note the principles that will be applied in relation to multiple proxies.

It is requested that BLUE forms of proxy be lodged with the Company’s registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, not less than 48 hours before the time appointed for the said meeting, but if forms are not so lodged they may be handed to the chairman at the meeting.

Shareholders entitled to attend and vote at the meeting who are members of CREST may appoint a proxy electronically by making a CREST electronic proxy appointment.

In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s), and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

Entitlement to attend and vote at the meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at 6:00 p.m. on the day which is two days before the date of the meeting or adjourned meeting (as the case may be). In each case, changes to the register of members of the Company after such time shall be disregarded.

By the said Order, the Court has appointed Rex D. Adams or, failing him, Martin L. Flanagan or, failing him, any other Director of the Company to act as chairman of the said meeting and has directed the chairman to report the results thereof to the Court.

The said Scheme of Arrangement will be subject to the subsequent sanction of the Court.

Dated: 22 October 2007
Linklaters LLP
One Silk Street
London EC2Y 8HQ

Solicitors to the Company

NOTICE OF EXTRAORDINARY GENERAL MEETING

INVESCO PLC

(Registered in England and Wales
with registered no.308372)

NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING of the Company will be held at the offices of UBS Limited at 1 Finsbury Avenue, London EC2M 2PP on 14 November 2007 at 11:45 a.m. (or as soon thereafter as the Court Meeting (as defined in the document of which this Notice forms part) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, passing the following resolutions, which will be proposed as special resolutions:

SPECIAL RESOLUTIONS

1	That:

1.1	for the purpose of giving effect to the Scheme of Arrangement dated 22 October 2007 between the Company and the holders of its Scheme Shares (as defined in the said Scheme), a print of which has been produced to this meeting and for the purpose of identification signed by the chairman thereof, in its original form or subject to any modification, addition or condition approved or imposed by the Court (the “Scheme”):

1.1.1	the share capital of the Company be reduced by cancelling and extinguishing all the Scheme Shares (as defined in the Scheme); and

1.1.2	subject to and forthwith upon the said reduction of capital taking effect and notwithstanding anything to the contrary in the articles of association of the Company:

(a)	the authorised capital of the Company be increased to its former amount by the creation of such number of new Ordinary Shares of 10 US cents each as shall be equal to the number of the Scheme Shares cancelled pursuant to paragraph 1.1.1 above;

(b)	the reserve arising in the books of account of the Company as a result of the reduction of capital referred to in paragraph 1.1.1 above be capitalised and applied in paying up in full at par the new Ordinary Shares created pursuant to paragraph (a) above, such Ordinary Shares to be allotted and issued credited as fully paid to Invesco Ltd. and/or its nominee(s); and

(c)	the directors of the Company be generally and unconditionally authorised for the purposes of section 80 of the Companies Act 1985 (the “Act”) to allot the new Ordinary Shares referred to in paragraph (a) above, provided that: (1) the maximum aggregate nominal amount of shares which may be allotted under this authority shall be the aggregate nominal amount of the said new Ordinary Shares created pursuant to paragraph (a) above; (2) this authority shall expire (unless previously revoked, varied or renewed) on 30 June 2008; and (3) this authority shall be in addition and without prejudice to any other authority under the said section 80 previously granted and in force on the date on which this resolution is passed;

1.2	with effect from the passing of this Resolution, the articles of association of the Company be amended by the inclusion of the following new Article 165:

“165 Scheme of Arrangement

(a)	In this Article 165, the “Scheme” means the scheme of arrangement dated 22 October 2007 between the Company and the holders of its Scheme Shares (as defined in the Scheme) under section 425 of the Companies Act 1985 in its original form or with or subject to any modification, addition or condition approved or imposed by the Court and agreed by the Company and Invesco Ltd. and (save as defined in this Article) expressions defined in the Scheme shall have the same meanings in this Article.

(b)	Notwithstanding any other provision of these Articles, if the Company issues any INVESCO PLC Shares or new INVESCO PLC Shares (other than to Invesco Ltd. or its nominee(s)) after the adoption of this Article and before the Reduction Record Time, such shares shall be issued subject to the terms of the Scheme and the holders of such shares shall be bound by the Scheme accordingly.

(c)	Subject to the Scheme becoming effective, if any new INVESCO PLC Shares are issued to any person (a “New Member”) (other than under the Scheme or to Invesco Ltd. or its nominee(s)) on or after the Effective Date (the “Post-Scheme Shares”), they will be immediately transferred to Invesco Ltd. (or as it may direct) in consideration of and conditional on (subject as hereinafter provided) Invesco Ltd. allotting and issuing to such New Member such number of Invesco Ltd. Shares as that New Member would have been entitled to had each Post-Scheme Share been a Scheme Share and also taking into account the Share Capital Consolidation.

(d)	The Invesco Ltd. Shares allotted and issued to a New Member pursuant to paragraph (c) of this Article shall be credited as fully paid and shall rank pari passu in all respects with all other Invesco Ltd. Shares in issue at that time (other than as regards any dividend or other distribution payable by reference to a record date preceding the date of allotment or the Effective Date, whichever is later) and shall be subject to the Memorandum of Association and Bye-laws of Invesco Ltd.

(e)	The amount of Invesco Ltd. Shares to be allotted and issued to a New Member pursuant to paragraph (c) of this Article may be adjusted by the Directors of the Company, in such manner as the auditors of the Company may determine to take account of any reorganisation of or material alteration to the share capital of either the Company or Invesco Ltd. effected after the close of business on the Effective Date (other than, for the avoidance of doubt, the Share Capital Consolidation).

(f)	To give effect to any transfer required by paragraph (c) of this Article, the Company may appoint any person as attorney for the New Member to transfer the Post-Scheme Shares to Invesco Ltd. and/or its nominee(s) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney be necessary or desirable to vest the Post-Scheme Shares in Invesco Ltd. or its nominee(s) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as Invesco Ltd. may direct. If an attorney is so appointed, the New Member shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of Invesco Ltd.) be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed by Invesco Ltd. The attorney shall be empowered to exercise and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder) in favour of Invesco Ltd. and the Company may give a good receipt for the consideration for the Post-Scheme Shares and may register Invesco Ltd. as holder thereof and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member for the Post-Scheme Shares.”

2	That, subject to the Scheme having become effective and to the new Ordinary Shares having been allotted and issued pursuant to the Scheme and paragraph 1.1.2(b) above:

2.1	the authorised share capital of the Company be increased from US$105,000,000 and £50,000.25 to US$2,605,000,000 and £50,000.25 by the creation of 25,000,000,000 new Ordinary Shares of 10 US cents each;

2.2	the sum of US$1,502,100,000, being the whole of the amount standing to the credit of the special reserve of the Company, and the sum of US$997,900,000, being part of the sum standing to the credit of the merger reserve of the Company, be capitalised and applied in paying up in full at par 25,000,000,000 Ordinary Shares of 10 cents each (the “New Shares”), such New Shares to be allotted and issued credited as fully paid to Invesco Ltd.; and

2.3	the directors of the Company be generally and unconditionally authorised for the purposes of the Act to allot the New Shares provided that: (1) the maximum aggregate nominal amount of shares which may be allotted under this authority shall be the aggregate nominal amount of the said New Shares created pursuant to paragraph 2.1 above; (2) this authority shall expire on 3 July 2008; and (3) this authority shall be in addition and without prejudice to any other authority under the said section 80 previously granted and in force on the date on which this resolution is passed.

3	That, subject to the New Shares having been allotted and issued as set out in paragraph 2.2 above, the share capital of the Company be reduced by cancelling and extinguishing the New Shares.

BY ORDER of the Board

Michael S. Perman
Company Secretary

22 October 2007	30 Finsbury Square
London EC2A 1AG

Notes:

(1)	Only those shareholders entered on the register of members of the Company as at 6:00 p.m. on 12 November 2007, or in the event that the meeting is adjourned on the register of members at 6:00 p.m. on the date that is two days immediately preceding such adjourned meeting, shall be entitled to attend and vote in respect of the number of shares registered in their name at the relevant time. Changes to entries on the register of members after 6:00 p.m. on 12 November 2007, or in the event that the meeting is adjourned on the register of members at 6:00 p.m. on the date that is two days immediately preceding such adjourned meeting, shall be disregarded in determining the rights of any person to attend or vote at the meeting.

(2)	A WHITE reply-paid form of proxy is enclosed with this document for use by INVESCO PLC Shareholders in connection with the meeting to which this notice relates and any adjournment thereof. A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend and, on a poll, to vote instead of him. A proxy need not be a shareholder of the Company. The appointment of a proxy will not prevent a shareholder from subsequently attending and voting at the meeting in person.

(3)	A PINK reply-paid form of proxy is enclosed with this document for use by the INVESCO PLC SV Shareholder in connection with the meeting to which this notice relates and any adjournment thereof. The INVESCO PLC SV Shareholder is entitled to attend and vote at the meeting may appoint one or more proxies to attend and, on a poll, to vote instead of him. A proxy need not be a shareholder of the Company. The appointment of a proxy will not prevent a shareholder from subsequently attending and voting at the meeting in person.

(4)	To be effective the instrument appointing a proxy, and any power of attorney or other authority under which it is executed (or a duly certified copy of any such power or authority), must (failing previous registration with the Company) be received at the offices of the Company’s registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, not less than 48 hours before the time for holding the meeting or any adjournment thereof or (in the case of a poll taken otherwise than at the meeting or any adjournment thereof) for the taking of the poll at which it is to be used.

(5)	Any amendments you make to any form of proxy must be initialled by you.

(6)	Electronic proxy appointment through CREST:

CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the Extraordinary General Meeting (and any adjournment(s) thereof) by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed (a) voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear UK’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by Capita Registrars (ID RA10) by the latest time(s) for receipt of proxy appointments specified in Note (4) above. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which Capita Registrars is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated through other means.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear UK does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning physical limitations of the CREST system and timings.

The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

(7)	Registered shareholders are entitled to appoint a proxy in respect of some or all of their shares. Shareholders are also entitled to appoint more than one proxy. A space has been included in the WHITE form of proxy to allow you to specify the number of shares in respect of which that proxy is appointed. If you return the WHITE form of proxy duly executed but leave this space blank you will be deemed to have appointed the proxy in respect of all of your shares.

(8)	If you wish to appoint more than one proxy in respect of your shareholding you should contact the Company for further WHITE forms of proxy or photocopy the form of proxy as required. You should also read the “Multiple Proxy Voting Instructions” set out on the form of proxy, and note the principles that will be applied in relation to multiple proxies.

(9)	Copies of the Company’s Articles of Association as proposed to be amended by the special resolution set out in the notice of meeting are available for inspection at the offices of Linklaters LLP at One Silk Street, London EC2Y 8HQ during normal business hours on a weekday until the opening of business on the day on which the meeting is held and will also be available for inspection at the place of the meeting for at least 15 minutes before and during the meeting.

COURT MEETING – FORM OF PROXY INVESCO PLC
IN THE HIGH COURT OF JUSTICE
CHANCERY DIVISION, COMPANIES COURT
No. 7542 of 2007
IN THE MATTER OF INVESCO PLC Shareholder name(s) AND IN THE MATTER OF THE
COMPANIES ACT 1985
Shareholder name(s)
Investor Code:
Please read the notes overleaf before filling in this form. Fill in this form using black ink. I/We being a holder/holders of Scheme Shares (as defined in the Scheme of Arrangement dated 22 October 2007 relating to INVESCO PLC (the “Company”) (the “Scheme”)) in the Company entitled to attend and vote at the Court Meeting of the Company hereby appoint the Chairman of the Meeting or (see note 2) Name of Proxy Address of Proxy Number of Shares proxy is appointed over as my/our proxy to attend and vote for me/us on my/our behalf at the meeting of the holders of Scheme Shares to be held at 11:30 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP and at any adjournment of that meeting for the purposes of considering and, if thought fit, approving (with or without modification) the proposed Scheme of Arrangement referred to in the Notice convening the meeting and at such meeting, or any adjournment thereof, to vote for me/us and in my/our name(s) for the Scheme (either with or without modification, as my/our proxy may approve) or against the Scheme as indicated below.
Multiple Proxies: If you wish to appoint multiple proxies using this form, please photocopy this page indicating on each copy the name and address of the proxy you wish to appoint and the number of shares in respect of which the proxy is appointed and how each proxy is instructed to vote. You should send all the pages to the Company’s Registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU. Further details relating to the appointment of multiple proxies are set out overleaf and headed “Multiple Proxy Voting Instructions”.
IMPORTANT – If you wish to vote for the Scheme, sign in the box marked “FOR the Scheme”. If you wish to vote against the Scheme, sign in the box marked “AGAINST the Scheme” (see note 3).
Only complete one box FOR the Scheme AGAINST the Scheme
To assist with arrangements, if you intend attending the meeting in person please place an ‘X’ in the box opposite
Date
INVESCO PLC Court Meeting – Admission Form
To be held at 11:30 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP. If you wish to attend this meeting in your capacity as a holder of Scheme Shares, please sign this card and on arrival hand it to the Company’s Registrars. This will facilitate entry to the meeting. Signature of person attending
Shareholder name(s) Investor Code:
B U53787
EXTRAORDINARY GENERAL MEETING – FORM OF PROXY INVESCO PLC
Shareholder name(s)
Investor Code:
Please read the notes overleaf before filling in this form. Fill in this form using black ink. I/We being a member/members of INVESCO PLC (the “Company”), entitled to attend and vote at the Extraordinary General Meeting of the Company, hereby appoint the Chairman of the Meeting or (see note 2) Name of Proxy Address of Proxy Number of Shares proxy is appointed over as my/our proxy to vote on my/our behalf at the Extraordinary General Meeting of the Company to be held at 11.45 a.m.on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP and at any adjournment thereof. I/We have indicated with a ‘X’ how I/we wish my/our votes to be cast on the special resolutions (see note 3).
Multiple Proxies: If you wish to appoint multiple proxies using this form, please photocopy this page indicating on each copy the name and address of the proxy you wish to appoint and the number of shares in respect of which the proxy is appointed and how each proxy is instructed to vote. You should send all the pages to the Company’s Registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham,
Kent BR3 4TU. Further details relating to the appointment of multiple proxies are set out overleaf and headed “Multiple Proxy Voting Instructions”.
SPECIAL RESOLUTIONS Please mark ‘X’ to indicate how you wish to vote For Against Abstain
1. to approve the Scheme of Arrangement between INVESCO PLC and its shareholders, pursuant to which Invesco Ltd. will become the parent of INVESCO PLC, and all matters relating to the Scheme of Arrangement; n n n
2. to approve, subject to the Scheme of Arrangement becoming effective, the issue of bonus shares to Invesco Ltd. n n n (the “New Shares”); and
3. to approve the reduction of capital relating to the New Shares n n n
To assist with arrangements, if you intend attending the meeting in person please place an ‘X’ in the box opposite
The “Abstain” option is to enable you to abstain in any of the specified resolutions.
Please note that an abstention has no legal effect and will not be counted in the votes “For” and “Against” a resolution
Signature Date (see Note 7)
INVESCO PLC Extraordinary General Meeting – Admission Form To be held at 11.45 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP. If you wish to attend this meeting in your capacity as a member of INVESCO PLC (the “Company”), please sign this card and on arrival hand it to the Company’s Registrars. This will facilitate entry to the meeting.
Signature of person attending Shareholder name(s) Investor Code:
B U53787

Notes on filling in your form of proxy
1. You are requested to lodge this form of proxy, duly completed, and any power of 5. The completion and return of this form of proxy will not prevent you from attorney or other authority under which it is executed or a copy of it notarially attending and voting at the meeting should you wish to do so. certified or certified in a way approved by the Board with the Company’s 6. Other instructions and notes as to how you should complete this form are Registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, contained in the Q&A section of the accompanying circular in connection with Kent BR3 4TU by no later than 11:30 a.m. on 12 November 2007 or, if the the Scheme. meeting is adjourned, not later than 48 hours before the time fixed for the holding of the adjourned meeting. However, if the form is not so returned, it may be 7. This form is for use in respect of the shareholder account specified above only handed to the Registrars on behalf of the Chairman at the meeting at any time and should not be amended or submitted in respect of a different account. before the taking of the poll. 8. Entitlement to attend and vote at the Court Meeting and the number of votes
2. If you wish to appoint a person other than the Chairman as your proxy, then strike which may be cast thereat will be determined by reference to the Register of out ‘the Chairman of the Meeting or’ and add the full name(s) and address(es) of Members at 6:00 p.m. on 12 November 2007 or, in the event that the meeting is the proxy or proxies desired in block capitals in the space provided and initial the adjourned, the Register of Members at 6:00 p.m. on the day which is two days alteration. A proxy need not be a member of the Company. Do not write your own before the date of the adjourned meeting. name in this space. 9. CREST participants may vote using the CREST proxy voting system and they
3. Your proxy will vote as you indicate overleaf. For any other business arising at should refer to the CREST manual for instructions. CREST participants using the the meeting your proxy will vote at his or her discretion. CREST proxy voting system must deposit their proxy votes with the Company’s Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU
4. In the case of joint holders the signature of only one of the joint holders is (CREST participant ID RA10) by 11.30 a.m. on 12 November 2007 or, if the required but, if more than one votes in person or by proxy, the vote of the first meeting is adjourned, not later than 48 hours before the time of the adjourned named on the Company’s register of members will be accepted to the exclusion of meeting. other joint holders. If the appointer is a corporation, this form of proxy must be under seal or under the hand of its duly authorised officer, attorney or other person authorised to sign.
Multiple Proxy Voting Instructions
If you are a member of INVESCO PLC, you may appoint a proxy to attend and vote at (d) When considering conflicting proxies, later proxies will prevail over earlier the Court Meeting instead of you and may appoint more than one proxy to attend on proxies, and which proxy is later will be determined on the basis of which proxy the same occasion. You may appoint more than one proxy in relation to a meeting, is last delivered or received by electronic means via CREST. provided that each proxy is appointed to exercise the rights attached to a different (e) If conflicting proxies are delivered or received by electronic means at the same share or shares held by you. The following principles shall apply in relation to the time in respect of (or deemed to be in respect of) an entire holding, none of them appointment of multiple proxies. will be treated as valid, and, if the Company is unable to determine which was (a) The Company will give effect to the intentions of members and include votes delivered or received last, again none of them will be treated as valid. wherever and to the fullest extent possible. (f) Where the aggregate number of shares in respect of which proxies are appointed (b) Where a proxy does not state the number of shares to which it applies (a “blank exceeds a member’s entire holding and they were all delivered or received at the proxy”) then, subject to the following principles where more than one proxy is same time, the number of votes attributed to each proxy will be reduced pro rata. appointed, that proxy is deemed to have been appointed in relation to the total (g) Where the application of paragraph (f) above gives rise to fractions of shares, number of shares registered in the name of the appointing member (the such fractions will be rounded down.
“member’s entire holding”). In the event of a conflict between a blank proxy and a proxy which does state the number of shares to which it applies (a “specific (h) If a member appoints a proxy or proxies and then decides to attend the Court proxy”), the specific proxy shall be counted first, regardless of the time it was Meeting in person and vote using his poll card, then the vote in person will delivered or received by electronic means via CREST (on the basis that as far as override the proxy vote(s). If the vote in person is in respect of the member’s possible, the conflicting forms of proxy should be judged to be in respect of entire holding then all proxy votes will be disregarded. If, however, the member different shares) and remaining shares will be apportioned to the blank proxy (pro votes at the meeting in respect of less than the member’s entire holding, then, if rata if there is more than one). the member indicates on his polling card that all proxies are to be disregarded, that shall be the case; but if the member does not specifically revoke proxies, then (c) Where there is more than one proxy appointed and the total number of shares in the vote in person will be treated in the same way as if it were the last received respect of which proxies are appointed is no greater than the member’s entire proxy and earlier proxies will only be disregarded to the extent that to count them holding, it is assumed that proxies are appointed in relation to different shares, would result in the number of votes being cast exceeding the member’s entire rather than that conflicting appointments have been made in relation to the same holding. shares. That is, there is only assumed to be a conflict where the aggregate number of shares in respect of which proxies have been appointed exceeds the member’s entire holding.
Notes on filling in your form of proxy
1. The Resolution is numbered in the same manner as in the Notice of Meeting 5. The appointer or his attorney, if he is an individual, must execute this form under dated 22 October 2007. the hand. A corporation must execute this form under either its common seal or
2. To appoint as your proxy a person other than the Chairman of the Meeting, insert the hand of a duly authorised agent or officer. the full name(s) and address(es) of the proxy or proxies desired in the space 6. This form is for use in respect of the shareholder account specified above only provided IN BLOCK CAPITALS and delete the words “Chairman of the and should not be amended or submitted in respect of a different account. Meeting”. Please initial the amendment. A proxy, who need not be a member of 7. In the case of joint holders the signature of only one of the joint holders is the Company, must attend the meeting in person to represent you. Do not write required but, if more than one votes in person or by proxy, the vote of the first your name in this space. named on the Company’s register of members will be accepted to the exclusion of
3. Please indicate how you wish your proxy to vote on the resolutions by inserting other joint holders. If the appointer is a corporation, this form of proxy must be “X” in the appropriate space. The proxy will exercise his discretion as to how he under seal or under the hand of its duly authorised officer, attorney or other votes or whether he abstains from voting: person authorised to sign.
(i) on any resolution referred to below if no instruction is given in respect of 8. Entitlement to attend and vote at the EGM and the number of votes which may be that resolution; and cast thereat will be determined by reference to the Register of Members at (ii) on any business or resolution considered at the meeting other than the 6:00 p.m. on 12 November 2007 or, in the event that the meeting is adjourned, the resolutions referred to above. Register of Members at 6:00 p.m. on the day which is two days before the date of the adjourned meeting or, if both meetings are adjourned, as at of the adjourned
4. This form of proxy must be lodged with the Company’s Registrars, Capita Court Meeting. Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU by no later than 11:45 a.m. on 12 November 2007 or, if the meeting is adjourned, at 9. CREST participants may vote using the CREST Proxy Voting System and they least 48 hours before the time of the adjourned meeting. Alternatively, if your should refer to the CREST Manual for instructions. CREST participants using the shares are held through CREST, you may submit your proxy appointment via the CREST Proxy Voting System must deposit their proxy votes with the Company’s CREST Voting Service. The completion and return of this form of proxy will not Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU preclude you from attending the Extraordinary General Meeting and voting in (CREST participant ID RA10) by 11:45 a.m. on 12 November 2007 or, if the EGM person. is adjourned, not later than 48 hours before the time of the adjourned meeting.
Multiple Proxy Voting Instructions
If you are a member of INVESCO PLC, you may appoint a proxy to attend and vote at (d) When considering conflicting proxies, later proxies will prevail over earlier the Extraordinary General Meeting instead of you and may appoint more than one proxies, and which proxy is later will be determined on the basis of which proxy proxy to attend on the same occasion. You may appoint more than one proxy in is last delivered or received by electronic means via CREST. relation to a meeting, provided that each proxy is appointed to exercise the rights (e) If conflicting proxies are delivered or received by electronic means at the same attached to a different share or shares held by you. The following principles shall time in respect of (or deemed to be in respect of) an entire holding, none of them apply in relation to the appointment of multiple proxies. will be treated as valid, and, if the Company is unable to determine which was (a) The Company will give effect to the intentions of members and include votes delivered or received last, again none of them will be treated as valid. wherever and to the fullest extent possible. (f) Where the aggregate number of shares in respect of which proxies are appointed (b) Where a proxy does not state the number of shares to which it applies (a “blank exceeds a member’s entire holding and they were all delivered or received at the proxy”) then, subject to the following principles where more than one proxy is same time, the number of votes attributed to each proxy will be reduced pro rata. appointed, that proxy is deemed to have been appointed in relation to the total (g) Where the application of paragraph (f) above gives rise to fractions of shares, number of shares registered in the name of the appointing member (the “member’s such fractions will be rounded down. entire holding”). In the event of a conflict between a blank proxy and a proxy which does state the number of shares to which it applies (a “specific proxy”), the (h) If a member appoints a proxy or proxies and then decides to attend the Extraordinary specific proxy shall be counted first, regardless of the time it was delivered or General Meeting in person and vote using his poll card, then the vote in person will received by electronic means via CREST (on the basis that as far as possible, the override the proxy vote(s). If the vote in person is in respect of the member’s entire conflicting forms of proxy should be judged to be in respect of different shares) holding then all proxy votes will be disregarded. If, however, the member votes at and remaining shares will be apportioned to the blank proxy (pro rata if there is the meeting in respect of less than the member’s entire holding, then, if the member more than one). indicates on his polling card that all proxies are to be disregarded, that shall be the case; but if the member does not specifically revoke proxies, then the vote in person (c) Where there is more than one proxy appointed and the total number of shares in will be treated in the same way as if it were the last received proxy and earlier respect of which proxies are appointed is no greater than the member’s entire proxies will only be disregarded to the extent that to count them would result in the holding, it is assumed that proxies are appointed in relation to different shares, number of votes being cast exceeding the member’s entire holding. rather than that conflicting appointments have been made in relation to the same shares. That is, there is only assumed to be a conflict where the aggregate number of shares in respect of which proxies have been appointed exceeds the member’s entire holding.

EXTRAORDINARY GENERAL MEETING – FORM OF PROXY INVESCO PLC
Shareholder name(s)
Investor Code:
Please read the notes overleaf before filling in this form. Fill in this form using black ink.
I/We being a member/members of INVESCO PLC (the “Company”), entitled to attend and vote at the Extraordinary General Meeting of the Company, hereby appoint the Chairman of the Meeting or (see note 2).
Name of Proxy Address of Proxy Number of Shares proxy is appointed over as my/our proxy to vote on my/our behalf at the Extraordinary General Meeting of the Company to be held on 14 November 2007 at 11:45 a.m. and at any adjournment thereof. I/We have indicated with a ‘X’ how I/we wish my/our votes to be cast on the special resolutions (see note 3). Multiple Proxies: If you wish to appoint multiple proxies using this form, please photocopy this page indicating on each copy the name and address of the proxy you wish to appoint, the number of shares in respect of which the proxy is appointed and how each proxy is instructed to vote. You should send all the pages to the Company’s Registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU. Further details relating to the appointment of multiple proxies are set out overleaf and headed “Multiple Proxy Voting Instructions”.
SPECIAL RESOLUTIONS
Please mark ‘X’ to indicate how you wish to vote For Against Abstain 1. to approve the Scheme of Arrangement between INVESCO PLC and its shareholders, pursuant to which Invesco Ltd. will become the parent of INVESCO PLC, and all matters relating to the Scheme of Arrangement;
2. to approve, subject to the Scheme of Arrangement becoming effective, the issue of bonus shares to Invesco Ltd.
(the “New Shares”); and
3. to approve the reduction of capital relating to the New Shares To assist with arrangements, if you intend attending the meeting in person please place an ‘X’ in the box opposite The “Abstain” option is to enable you to abstain in any of the specified resolutions. Please note that an abstention has no legal effect and will not be counted in the votes “For” and “Against” a resolution.
Signature Date
INVESCO PLC Extraordinary General Meeting – Admission Form For use by the holder of the special voting share in respect to the Extraordinary General Meeting to be held at 11:45 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP. If you wish to attend this meeting in your capacity as a holder of the special voting share, please sign this card and on arrival hand it to the Company’s Registrars. This will facilitate entry to the meeting.
Signature of person attending Shareholder Name(s) Investor Code:
B U53788

Notes on filling in your form of proxy
1. The Resolution is numbered in the same manner as in the Notice of Meeting dated 22 October 2007.
2. To appoint as your proxy a person other than the Chairman of the Meeting, insert the full name(s) and address(es) of the proxy or proxies desired in the space provided IN BLOCK CAPITALS and delete the words “Chairman of the Meeting”. Please initial the amendment. A proxy, who need not be a member of the Company, must attend the meeting in person to represent you. Do not write your name in this space.
3. Please indicate how you wish your proxy to vote on the resolutions by inserting “X” in the appropriate space. The proxy will exercise his discretion as to how he votes or whether he abstains from voting: (i) on any resolution referred to below if no instruction is given in respect of that resolution; and (ii) on any business or resolution considered at the meeting other than the resolutions referred to above.
Multiple Proxy Voting Instructions
If you are a member of INVESCO PLC, you may appoint a proxy to attend and vote at the Extraordinary General Meeting instead of you and may appoint more than one proxy to attend on the same occasion. You may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by you. The following principles shall apply in relation to the appointment of multiple proxies.
(a) The Company will give effect to the intentions of members and include votes wherever and to the fullest extent possible. (b) Where a proxy does not state the number of shares to which it applies (a “blank proxy”) then, subject to the following principles where more than one proxy is appointed, that proxy is deemed to have been appointed in relation to the total number of shares registered in the name of the appointing member (the “member’s entire holding”). In the event of a conflict between a blank proxy and a proxy which does state the number of shares to which it applies (a “specific proxy”), the specific proxy shall be counted first, regardless of the time it was delivered or received (on the basis that, as far as possible, the conflicting forms of proxy should be judged to be in respect of different shares) and remaining shares will be apportioned to the blank proxy (pro rata if there is more than one).
(c) Where there is more than one proxy appointed and the total number of shares in respect of which proxies are appointed is no greater than the member’s entire holding, it is assumed that proxies are appointed in relation to different shares, rather than that conflicting appointments have been made in relation to the same shares. That is, there is only assumed to be a conflict where the aggregate number of shares in respect of which proxies have been appointed exceeds the member’s entire holding.
4. This form of proxy must be lodged with the Company’s Registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU by no later than 11:45 a.m. on 12 November 2007 or, if the meeting is adjourned, at least 48 hours before the time of the adjourned meeting. The completion and return of this form of proxy will not preclude you from attending the Extraordinary General Meeting and voting in person.
5. Entitlement to attend and vote at the EGM and the number of votes which may be cast thereat will be determined by reference to the Register of Members at 6:00 p.m. on 12 November 2007 or, in the event that the meeting is adjourned, the Register of Members at 6:00 p.m. on the day which is two days before the date of the adjourned Court Meeting.
(d) When considering conflicting proxies, later proxies will prevail over earlier proxies, and which proxy is later will be determined on the basis of which proxy is last delivered or received.
(e) If conflicting proxies are delivered or received by electronic means at the same time in respect of (or deemed to be in respect of) an entire holding, none of them will be treated as valid, and if the Company is unable to determine which was delivered or received last, again none of them will be treated as valid.
(f) Where the aggregate number of shares in respect of which proxies are appointed exceeds a member’s entire holding and they were all delivered or received at the same time, the number of votes attributed to each proxy will be reduced pro rata. (g) Where the application of paragraph (f) above gives rise to fractions of shares, such fractions will be rounded down. (h) If a member appoints a proxy or proxies and then decides to attend the Extraordinary General Meeting in person and vote using his poll card, then the vote in person will override the proxy vote(s). If the vote in person is in respect of the member’s entire holding then all proxy votes will be disregarded. If, however, the member votes at the meeting in respect of less than the member’s entire holding, then, if the member indicates on his polling card that all proxies are to be disregarded, that shall be the case; but, if the member does not specifically revoke proxies, then the vote in person will be treated in the same way as if it were the last received proxy and earlier proxies will only be disregarded to the extent that to count them would result in the number of votes being cast exceeding the member’s entire holding.

COURT MEETING – FORM OF DIRECTION INVESCO PLC
IN THE HIGH COURT OF JUSTICE
CHANCERY DIVISION, COMPANIES COURT
No. 7542 o
f 2007
IN THE MATTER OF INVESCO PLC Participant name(s) AND IN THE MATTER OF THE
COMPANIES ACT 1985
Investor Code:
Fill in this form using black ink. I/We being a participant in the INVESCO PLC (the “Company”) Share Incentive Plan hereby direct Halifax Corporate Trustees Limited, as the nominee, to vote for me/us and on my/our behalf at the Court Meeting of the Company to be held at 11:30 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP and at any adjournment thereof, and to vote as indicated below. IMPORTANT – If you wish to vote for the Scheme, sign in the box marked “FOR the Scheme”. If you wish to vote against the Scheme, sign in the box marked “AGAINST the Scheme”.
Only complete one box. FOR the Scheme AGAINST the Scheme
To be valid this form of direction must be lodged at the offices of the Registrars of the Company, at Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, not later than 72 hours before the time appointed for holding the meeting.
You may submit your proxy electronically at www.invesco.com using the investor code above.
Date
INVESCO PLC Court Meeting – Admission Form For use by participants in the INVESCO PLC Share Incentive Plan (the “Plan”) in respect to the Court Meeting to be held at 11:30 a.m. on 14 November 2007 at
1 Finsbury Avenue, London EC2M 2PP.
If you wish to attend this meeting, please sign this card and on arrival hand it in to the Company’s Registrars. This will facilitate entry to the meeting. As a participant in the Plan you can attend that meeting but have no right to address the meeting or vote.
Signature of person attending Participant name(s) Investor Code:
B U53869
EXTRAORDINARY GENERAL MEETING – FORM OF DIRECTION INVESCO PLC
Participant name(s)
Investor Code:
Fill in this form using black ink.
I/We being a participant in the INVESCO PLC (the “Company”) Share Incentive Plan hereby direct Halifax Corporate Trustees Limited, as the nominee, to vote for me/us and on my/our behalf at the Extraordinary General Meeting of the Company to be held at 11:45 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP and at any adjournment thereof, and to vote as indicated below.
SPECIAL RESOLUTIONS
Please mark ‘X’ to indicate how you wish to vote For Against Abstain 1. to approve the Scheme of Arrangement between INVESCO PLC and its shareholders, pursuant to which Invesco Ltd. will become the parent of INVESCO PLC, and all matters relating to the Scheme of Arrangement;
2. to approve, subject to the Scheme of Arrangement becoming effective, the issue of bonus shares to Invesco Ltd.
(the “New Shares”); and
3. to approve the reduction of capital relating to the New Shares The “Abstain” option is to enable you to abstain in any of the specified resolutions. Please note that an abstention has no legal effect and will not be counted in the votes “For” and “Against” a resolution.
To be valid this form of direction must be lodged at the offices of the Registrars of the Company, at Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, not later than 72 hours before the time appointed for holding the meeting.
You may submit your proxy electronically at www.invesco.com using the investor code above. Signature Date
INVESCO PLC Extraordinary General Meeting – Admission Form For use by participants in the INVESCO PLC Share Incentive Plan (the “Plan”) in respect to the Extraordinary General Meeting to be held at 11:45 a.m. on
14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP.
If you wish to attend this meeting, please sign this card and on arrival hand it in to the Company’s Registrars. This will facilitate entry to the meeting. As a participant in the Plan you can attend that meeting but have no right to address the meeting or vote.
Signature of person attending Participant name(s) Investor Code:
B U53869

COURT MEETING – FORM OF DIRECTION INVESCO PLC
IN THE HIGH COURT OF JUSTICE
CHANCERY DIVISION, COMPANIES COURT
No. 7542 of 2
007
IN THE MATTER OF INVESCO PLC Participant name(s) AND IN THE MATTER OF THE
COMPANIES ACT 1985
Investor Code:
Fill in this form using black ink. I/We being a participant in the INVESCO PLC (the “Company”) Employee Share Service hereby direct Capita IRG Trustees Limited, as the nominee, to vote for me/us and on my/our behalf at the Court Meeting of the Company to be held at 11:30 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP and at any adjournment thereof, and to vote as indicated below. IMPORTANT – If you wish to vote for the Scheme, sign in the box marked “FOR the Scheme”. If you wish to vote against the Scheme, sign in the box marked “AGAINST the Scheme”.
Only complete one box. FOR the Scheme AGAINST the Scheme
To be valid this form of direction must be lodged at the offices of the Registrars of the Company, at Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, not later than 72 hours before the time appointed for holding the meeting.
You may submit your proxy electronically at www.invesco.com using the investor code above.
Date
INVESCO PLC Court Meeting – Admission Form For use by participants in the INVESCO PLC Employee Share Service (the “Service”) in respect to the Court Meeting to be held at 11:30 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP. If you wish to attend this meeting, please sign this card and on arrival hand it in to the Company’s Registrars. This will facilitate entry to the meeting. As a participant in the Service you can attend that meeting but have no right to address the meeting or vote.
Signature of person attending Participant name(s) Investor Code:
B U53870
EXTRAORDINARY GENERAL MEETING – FORM OF DIRECTION INVESCO PLC
Participant name(s)
Investor Code:
Fill in this form using black ink.
I/We being a participant in the INVESCO PLC (the “Company”) Employee Share Service hereby direct Capita IRG Trustees Limited, as the nominee, to vote for me/us and on my/our behalf at the Extraordinary General Meeting of the Company to be held at 11:45 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP and at any adjournment thereof, and to vote as indicated below.
SPECIAL RESOLUTIONS
Please mark ‘X’ to indicate how you wish to vote For Against Abstain 1. to approve the Scheme of Arrangement between INVESCO PLC and its shareholders, pursuant to which Invesco Ltd. will become the parent of INVESCO PLC, and all matters relating to the Scheme of Arrangement;
2. to approve, subject to the Scheme of Arrangement becoming effective, the issue of bonus shares to Invesco Ltd.
(the “New Shares”); and
3. to approve the reduction of capital relating to the New Shares The “Abstain” option is to enable you to abstain in any of the specified resolutions. Please note that an abstention has no legal effect and will not be counted in the votes “For” and “Against” a resolution. To be valid this form of direction must be lodged at the offices of the Registrars of the Company, at Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, not later than 72 hours before the time appointed for holding the meeting. You may submit your proxy electronically at www.invesco.com using the investor code above.
Signature Date
INVESCO PLC Extraordinary General Meeting – Admission Form For use by participants in the INVESCO PLC Employee Share Service (the “Service”) in respect to the Extraordinary General Meeting to be held at 11:45 a.m. on
14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP.
If you wish to attend this meeting, please sign this card and on arrival hand it in to the Company’s Registrars. This will facilitate entry to the meeting. As a participant in the Service you can attend that meeting but have no right to address the meeting or vote.
Signature of person attending Participant name(s) Investor Code:
B U53870

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

If you are in any doubt as to the action you should take in relation to this document, you are recommended to seek immediately your own advice from your stockbroker, bank manager, solicitor, accountant or other independent adviser duly authorised under the Financial Services and Markets Act 2000.

If you have sold or otherwise transferred all of your holding of shares in INVESCO PLC (“INVESCO”) please send this document at once to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected for onward transmission to the purchaser or transferee.

22 October 2007

To the Participants of the INVESCO Employee Share Service (“ESS”)

Dear ESS Participant,

Termination of INVESCO Employee Share Service.

As you know, INVESCO has announced proposals to move its primary listing from the London Stock Exchange to the New York Stock Exchange and to domicile the company in Bermuda. The proposed transactions which are described in detail in the enclosed circular and the UK Scheme of Arrangement will be voted on by shareholders at an Extraordinary General Meeting to be held on 14 November 2007.

The purpose of this letter is to explain to you how you will be affected as a participant in the ESS provided by Capita IRG Trustees Limited.

The transfer of primary listing from London to New York and the cancellation of the London listing will mean that the ESS will be discontinued.

As a consequence, Capita IRG Trustees Limited, the Nominee for the ESS hereby gives you notice that the ESS will terminate with effect from close of business London time on 30 November 2007 (“Termination Date”).

All shareholders of INVESCO who remain in the ESS at close of business on 30 November 2007 will be transferred onto the INVESCO PLC share register. Should the Court grant approval of the Scheme of Arrangement the names of such holders will be further transferred onto the direct registration system maintained by our new US transfer agent Bank of New York Mellon (“BNYM”) in the United States. We expect this to occur around 4 December 2007. Following such approval BNYM will issue to you a statement of your holding on the direct registration system. Additional information on the direct registration system will be sent to you separately by BNYM.

If you hold restricted shares in the ESS that are subject to a Restricted Share Award such shares will continue to be restricted until vesting in the normal manner.

BNYM will provide you with a statement of your holding on the direct registration system once the change of listing takes place on 4 December 2007. If you are a holder of unrestricted shares you will be able to deal in the shares of INVESCO through arrangements provided by BNYM (www.melloninvestor.com/isd). Your Investor ID number and how to establish a PIN will be included with the credit advice. Instructions for dealing in the shares will also be included and will be available either on the website or by phone. If you wish to do so you will also be able to electronically transfer your shares into a US brokerage account. Instructions for completing this transfer will also be part of the material distributed with the credit advice.

Share certificates will not be issued for holdings on the direct registration system.

Yours sincerely

Michael S Perman	Maureen Hadaway

For and on behalf of	For and on behalf of

INVESCO PLC	Capita IRG Trustees Limited

To be valid, this Voting Instruction Card must be signed and received by CIBC Mellon Trust Company prior to 5:00 p.m., Toronto time, on November 9, 2007 or, if the Extraordinary General Meeting is adjourned or postponed, prior to 5:00 p.m., Toronto time, on the third business day before any adjourned or postponed Extraordinary General Meeting.

VOTING INSTRUCTION CARD

DIRECTION GIVEN BY REGISTERED HOLDERS OF EXCHANGEABLE SHARES
OF INVESCO INC. FOR THE NOVEMBER 14, 2007 EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS OF INVESCO PLC

The undersigned, having received the Notice of Extraordinary General Meeting (the “Extraordinary General Meeting”) of INVESCO PLC (the “Company”) to be held at 1 Finsbury Avenue, London, EC2M 2PP, England on Wednesday, November 14, 2007, at 11:45 a.m. London, England time, the Information Circular of the Company dated October 22, 2007, the Letter to Shareholders dated October 22, 2007 from the Chairman of the Company, and the accompanying Notice to Exchangeable Shareholders, does hereby instruct and direct CIBC Mellon Trust Company (the “Trustee”), pursuant to the provisions of the Voting and Exchange Trust Agreement (the “Agreement”) dated as of August 1, 2000, among the Company, Invesco Inc. (formerly, Amvescap Inc.) and the Trustee, as follows:

(PLEASE NOTE: IF NO DIRECTION IS MADE AND YOU SIGN BELOW, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE “FOR” ITEMS 1-3 BELOW AND AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING TO VOTE IN ITS DISCRETION.)

(Please select one of A, B or C)

A.	☐ Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the undersigned’s voting rights at the Extraordinary General Meeting, or any postponement or adjournment thereof, as follows:

(Please complete the following only if you have selected Alternative A)

1.	To vote FOR ☐ or AGAINST ☐ or ABSTAIN ☐ or, if no specification is made, to vote FOR the approval of the Scheme of Arrangement between INVESCO PLC and its shareholders, pursuant to which Invesco Ltd. will become the parent of INVESCO PLC, and all matters relating to the Scheme of Arrangement.

2.	To vote FOR ☐ or AGAINST ☐ or ABSTAIN ☐ or, if no specification is made, to vote FOR the approval, subject to the Scheme of Arrangement becoming effective, of the issue of bonus shares to Invesco Ltd. (the “New Shares”); and

3.	To vote FOR ☐ or AGAINST ☐ or ABSTAIN ☐ or, if no specification is made, to vote FOR the approval of the reduction of capital relating to the New Shares.

(If you have selected Alternative A, please go directly to the signature line on the back of this page).

B.	☐ At the Extraordinary General Meeting, deliver a proxy card to the undersigned with respect to all the Exchangeable Shares of Invesco Inc. held by the undersigned as at the close of business in Toronto, Ontario on November 9, 2007 so that the undersigned may exercise personally the undersigned’s voting rights at the Extraordinary General Meeting or any postponement or adjournment thereof.

(If you have selected Alternative B, please go directly to the signature line on the back of this page.)

C.	☐ At the Extraordinary General Meeting, deliver a proxy card to to attend and act for and on behalf of the undersigned with respect to all the Exchangeable Shares of Invesco Inc. held by the undersigned as at the close of business in Toronto, Ontario on November 9, 2007 with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned’s voting rights at the Extraordinary General Meeting or any postponement or adjournment thereof.

Executed on the   day of  , 2007.

Signature:

Print Name:

Signature:

Print Name:

NOTES:

1.	The “Abstain” option is to enable a shareholder to abstain on any of the specific resolutions. Please note that an abstention has no legal effect and will not be counted in the votes “For” or “Against” a resolution.

2.	A shareholder has the right to appoint a person to represent him/her at the Extraordinary General Meeting by inserting in the space provided under alternative C the name of the person the shareholder wishes to appoint. Such person need not be a shareholder.

3.	To be valid, this Voting Instruction Card must be signed and received by CIBC Mellon Trust Company prior to 5:00 p.m., Toronto time, on November 9, 2007 or, if the Extraordinary General Meeting is adjourned or postponed, prior to 5:00 p.m., Toronto time, on the third business day before any adjourned or postponed Extraordinary General Meeting. This Voting Instruction Card may be mailed to CIBC Mellon Trust Company, P.O. Box 721, Agincourt, Ontario M1S 0A1 (a return envelope is enclosed), hand delivered to CIBC Mellon Trust Company, 320 Bay Street, Banking Hall, Toronto, Ontario M5H 4A6 or sent by fax to CIBC Mellon Trust Company to (416) 368-2502.

4.	If the shareholder is an individual, please sign exactly as your Exchangeable Shares are registered.

If the shareholder is a corporation, this Voting Instruction Card must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed.

If Exchangeable Shares are registered in the name of an executor, administrator or trustee, please sign exactly as the Exchangeable Shares are registered. If the Exchangeable Shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided. This Voting Instruction Card must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to this Voting Instruction Card.

In many cases, Exchangeable Shares beneficially owned by a holder (a “Non-Registered Holder”) are registered in the name of a securities dealer or broker or other intermediary, or a clearing agency. Non-Registered Holders should, in particular, review the section entitled “Non-Registered Holders” in the accompanying Notice to Exchangeable Shareholders and carefully follow the instructions of the intermediaries.

5.	If an Exchangeable Share is held by two or more persons, each should sign this Voting Instruction Card.

6.	If this Voting Instruction Card is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.

October 22, 2007

Dear Holders of Exchangeable Shares:

Summary

We are writing to you:

•	to advise you that INVESCO PLC, the parent company of Invesco Inc., is proposing to undertake a corporate reorganization, to move its primary listing from the London Stock Exchange to the New York Stock Exchange and to consolidate its share capital, all as further described below;

•	to notify you of the manner in which you, as a holder of Exchangeable Shares, may vote at the Extraordinary General Meeting of shareholders of INVESCO PLC, at which the reorganization referred to above will be considered; and

•	to notify you that Invesco Inc. has, subject to receipt of court approval of the INVESCO PLC corporate reorganization, established December 3, 2007 as the redemption date for all of the issued and outstanding Exchangeable Shares, and in accordance with its right to do so, IVZ Callco Inc. has decided to purchase all of the Exchangeable Shares not already owned by it on such date, in consideration for one ordinary share of INVESCO PLC for each Exchangeable Share purchased.

The information set forth below in this letter describes the events that will occur in respect of your Exchangeable Shares and the steps you should take to vote your Exchangeable Shares in respect of the Extraordinary General Meeting of INVESCO PLC scheduled to occur on November 14, 2007.

You should read this letter, together with the materials delivered herewith carefully and in their entirety. If you have any questions or require assistance, please call 1-800-874-6275. You may wish to seek the advice of your investment advisor or your legal and/or tax counsel. Certain terms used in this letter are explained in the Glossary attached as Appendix “A”.

Background and Overview

On September 25, 2007, INVESCO PLC, the indirect parent of Invesco Inc., announced that its board of directors had unanimously approved a series of inter-related proposals to be put before the shareholders of INVESCO PLC, including:

•	moving INVESCO PLC’s primary listing from the London Stock Exchange to the New York Stock Exchange;

•	reorganizing pursuant to a Scheme of Arrangement approved by U.K. courts so that INVESCO PLC becomes a wholly-owned subsidiary of Invesco Ltd., a new corporation incorporated in Bermuda, and the former holders of INVESCO PLC ordinary shares become holders of Invesco Ltd. common shares; and

•	to implement a two-for-one share capital consolidation, also known as a reverse stock split, of the common shares of Invesco Ltd. after the Scheme of Arrangement becomes effective.

These proposals have been developed by INVESCO PLC to respond to recent developments. Specifically, earlier this year INVESCO PLC lost its foreign private issuer status in the United States chiefly as a result of United States share ownership exceeding fifty percent of the issued share capital of INVESCO PLC. As a result, INVESCO PLC immediately became subject to the full requirements of two primary securities regulators, the Securities and Exchange Commission (SEC) in the United States and the Financial Services Authority (FSA) in the United Kingdom, and to two different accounting standards, U.S. GAAP and International Financial Reporting Standards (IFRS). These different regulatory and accounting standards place INVESCO PLC in an untenable position that may produce supervisory conflicts that may impede full compliance with the requirements of either primary regulator.

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The Board of Directors of INVESCO PLC believes that the proposals set out above are in the best interests of INVESCO PLC and its shareholders. Included with this letter is an Information Circular describing in detail the proposed transactions. Your attention is directed to the letter from the Chairman of the Board of Directors of INVESCO PLC, Mr. Rex Adams, found on page 13 of the enclosed circular which contains further information regarding the reasoning for the proposals.

Voting of Proxies at the Extraordinary General Meeting of INVESCO PLC

INVESCO PLC will be holding an Extraordinary General Meeting of its ordinary shareholders on November 14, 2007 to vote upon:

•	the move of INVESCO PLC’s primary listing from the London Stock Exchange to the New York Stock Exchange;

•	the reorganization pursuant to a Scheme of Arrangement approved by U.K. courts, so that INVESCO PLC becomes a wholly-owned subsidiary of Invesco Ltd., a new corporation incorporated in Bermuda, and the former holders of INVESCO PLC shares become shareholders of Invesco Ltd.;

•	the implementation of a share capital consolidation, also known as a reverse stock split, of the common shares of Invesco Ltd. after the Scheme of Arrangement becomes effective; and

•	taking certain steps after the Scheme of Arrangement has become effective to allow INVESCO PLC to transfer INVESCO PLC’s regulated business in the European Union to Invesco Ltd.

Holders of Exchangeable Shares have voting rights equivalent to those of holders of ordinary shares of INVESCO PLC, including the right to attend and vote at meetings of the ordinary shareholders of INVESCO PLC. Therefore, as a shareholder of Exchangeable Shares, at the Extraordinary General Meeting you will have voting rights, as described below, equal to one vote for every Exchangeable Share you hold at the close of business in Toronto, Ontario on November 9, 2007.

Registered Holders

You are entitled to instruct CIBC Mellon Trust Company, as Trustee, how to vote your Exchangeable Shares at the Extraordinary General Meeting of INVESCO PLC. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights of your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you, or a person designated by you, a proxy to exercise personally the voting rights of your Exchangeable Shares. To instruct the Trustee how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed Voting Instruction Card to the Trustee prior to 5:00 p.m., Toronto time, on November 9, 2007 or, if the Extraordinary General Meeting is adjourned or postponed, prior to 5:00 p.m., Toronto time, on the third business day before any adjourned or postponed Extraordinary General Meeting. Whether or not you plan to attend, please complete, sign, date and return the Voting Instruction Card in the envelope provided in order to ensure that your Exchangeable Shares will be represented at the Extraordinary General Meeting.

You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated Voting Instruction Card. No notice of revocation or later-dated Voting Instruction Card, however, will be effective unless received by the Trustee prior to 5:00 p.m., Toronto time, on November 9, 2007 or, if the Extraordinary General Meeting is adjourned or postponed, prior to 5:00 p.m., Toronto time, on the third business day before any adjourned or postponed Extraordinary General Meeting.

Non-Registered Holders

Only Registered Holders of Exchangeable Shares of INVESCO Inc. at the close of business in Toronto, Ontario on November 9, 2007 are permitted to instruct the Trustee as to how to exercise the voting rights attached to their Exchangeable Shares at the Extraordinary General Meeting of INVESCO PLC or to attend and vote at the Extraordinary General Meeting in person or by proxy as described above. You may be a non-registered beneficial owner of Exchangeable Shares (a “Non-Registered Holder”) if your Exchangeable Shares are registered either:

(a)	in the name of an intermediary (an “Intermediary”) with whom you deal in respect of the Exchangeable Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP’s, RRIF’s, RESP’s and similar plans; or

(b)	in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

INVESCO PLC has distributed copies of the Information Circular to Shareholders, which incorporates details of the Scheme of Arrangement, a Notice of Extraordinary General Meeting and a Letter to Shareholders from the

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Chairman dated October 22, 2007 and this Notice to Exchangeable Shareholders (collectively, the “meeting materials”) to Intermediaries who are required to forward these meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. If you are a Non-Registered Holder who has not waived the right to receive meeting materials you will be given either:

(a)	a Voting Instruction Card which has already been signed by the Intermediary, as the Registered Holder (typically by a facsimile, stamped signature), which is restricted as to the number of Exchangeable Shares beneficially owned by you but which otherwise has not been completed. The Voting Instruction Card need not be signed by you. In this case, if you wish to direct the exercise of the voting rights of the Exchangeable Shares held by you or to attend and vote at the Extraordinary General Meeting of INVESCO PLC (or have another person attend and vote on your behalf) you should properly complete the Voting Instruction Card and deposit it with CIBC Mellon Trust Company, 320 Bay Street, Banking Hall, Toronto, Ontario, M5H 4A6 or by fax to (416) 368-2502 prior to 5:00 p.m., Toronto time, on November 9, 2007; or

(b)	a Voting Instruction Form which must be completed and signed by you in accordance with the directions on the Voting Instruction Form (which may in some cases permit the completion of the Voting Instruction Form by telephone).

The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the exercise of the voting rights attached to the Exchangeable Shares you beneficially own without having to attend the Extraordinary General Meeting of INVESCO PLC or to attend and vote at the Extraordinary General Meeting of INVESCO PLC, in person or by proxy. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies.

A Non-Registered Holder may revoke a Voting Instruction Card or a Voting Instruction Form given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a Voting Instruction Card or a Voting Instruction Form that is not received by the Intermediary on or before November 7, 2007.

Notice of Redemption and Purchase by IVZ Callco Inc. of Exchangeable Shares

The Exchangeable Shares are currently exchangeable at any time at the option of the holder on a one-for-one basis for freely tradeable INVESCO PLC ordinary shares and are economically equivalent to the INVESCO PLC ordinary shares. In order for holders of Exchangeable Shares to continue to have economically equivalent rights in Invesco Ltd. common shares after the Scheme of Arrangement, holders of Exchangeable Shares would have to be able to, among other matters, exchange their Exchangeable Shares on a one-for-one basis for freely tradeable common shares of Invesco Ltd. However, under applicable U.S. securities laws, Invesco Ltd. will not be able to issue freely tradeable common shares of Invesco Ltd. to holders of Exchangeable Shares until the second quarter of 2008.

As a result of the foregoing limitation on being able to issue freely tradeable common shares of Invesco Ltd. in exchange for Exchangeable Shares, the board of directors of Invesco Inc. has determined that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with the Scheme of Arrangement. Therefore, in order to complete the Scheme of Arrangement, it is necessary to redeem all of the outstanding Exchangeable Shares in accordance with the share provisions attaching to the Exchangeable Shares.

Invesco Inc. has established December 3, 2007 as the redemption date for all of the issued and outstanding Exchangeable Shares, and IVZ Callco Inc. will be exercising its right to purchase all of the Exchangeable Shares not already owned by it on such date. Therefore, subject to the approval by the U.K. court of the Scheme of Arrangement proposed by INVESCO PLC, IVZ Callco Inc. will purchase each of your Exchangeable Shares on December 3, 2007, in consideration of one ordinary share of INVESCO PLC for each Exchangeable Share purchased.

Exchange of Exchangeable Shares

Commencing on December 3, 2007, several events in respect of the Exchangeable Shares are expected to occur in the following order.

•	Immediately following the approval by the U.K. court of the Scheme of Arrangement, scheduled to occur on December 3, 2007, each Exchangeable Share will be purchased by IVZ Callco Inc. for an amount equal to the current market price of an ordinary share of INVESCO PLC on the last business day prior to the redemption date,

3

which amount will be satisfied by IVZ Callco Inc. delivering one ordinary share of INVESCO PLC for each Exchangeable Share purchased.

•	Upon the implementation of the Scheme of Arrangement, scheduled to occur on December 4, 2007, the previous holders of Exchangeable Shares will receive common shares of Invesco Ltd. for ordinary shares of INVESCO PLC on a one-for-one basis.

•	Promptly after the Scheme of Arrangement becomes effective, Invesco Ltd. will implement a share capital consolidation on a two-for-one basis such that holders of Invesco Ltd. common shares will receive one common share for every two common shares of Invesco Ltd. held.

The effect of the share capital consolidation will be to reduce the number of Invesco Ltd. common shares in issue, but it is important to note that Exchangeable Shareholders will own the same proportion of Invesco Ltd. as they did before the share capital consolidation is implemented, subject to fractional entitlements.

A fractional entitlement will arise as a result of the share capital consolidation unless a holding of Invesco Ltd. common shares is divisible by two. For example, an Exchangeable Shareholder holding seventy-five Invesco Ltd. common shares immediately after the foregoing actions have occurred would be entitled to thirty-seven Invesco Ltd. common shares and a one-half fractional entitlement to a new Invesco Ltd. common share. Fractional entitlements will be aggregated, sold in the market and the proceeds will be returned to Exchangeable Shareholders by cheque to be mailed on or about December 18, 2007.

As a result of all of the foregoing actions, Exchangeable Shareholders will ultimately receive:

One Invesco Ltd. common share for every two Exchangeable Shares held on the date the Exchangeable Shares are redeemed

In the event that the Scheme of Arrangement is not approved by the U.K. court, neither the redemption nor the purchase by IVZ Callco Inc. of the Exchangeable Shares will occur and you will continue to be a holder of Exchangeable Shares.

Mechanics for the Exchange of Share Certificates

You will not receive a new share certificate representing INVESCO PLC ordinary shares following the purchase by IVZ Callco Inc. of your Exchangeable Shares. Instead, your Exchangeable Share certificate(s) will represent your ordinary shares of INVESCO PLC.

Invesco Ltd. common shares will not be issued in certificated form but will instead be issued in book entry form under the direct registration system which exists in the United States following the effective date of the Scheme of Arrangement.

Enclosed with this notice is a Letter of Transmittal that you should use, if you are a Registered Holder, to surrender the share certificate(s) that you hold in respect of your Exchangeable Shares so that you may be placed into the direct registration system. To be placed in the direct registration system, you need to properly complete the Letter of Transmittal and deliver it, together with your share certificate(s) representing your Exchangeable Shares, to CIBC Mellon Trust Company (if by mail) at P.O. Box 1036 Adelaide Street Postal Station, Toronto, Ontario, M5C 2K4 or (if by hand or courier) at 199 Bay Street, Commerce Court West, Securities Level, Toronto, Ontario, M5L 1G9. Once CIBC Mellon Trust Company has received a properly completed and executed Letter of Transmittal and accompanying share certificate(s), CIBC Mellon Trust Company will notify the Bank of New York Mellon, Invesco Ltd.’s depositary, who will in turn credit the book entry account and send you written notification of your holding in book entry form as well as instructions on the process that you should follow in order to deposit your common shares of Invesco Ltd. with a participant in the Depositary Trust and Clearing Corporation.

From and after December 3, 2007, holders of Exchangeable Shares will cease to be holders of Exchangeable Shares and will not be entitled to any rights in respect of Exchangeable Shares except for the entitlements described above in respect of INVESCO PLC ordinary shares prior to the effectiveness of the Scheme of Arrangement and Invesco Ltd. common shares after the effectiveness of the Scheme of Arrangement.

Summary of Certain Canadian Federal Income Tax Considerations

On the sale of your Exchangeable Shares to IVZ Callco Inc. in exchange for INVESCO PLC ordinary shares, you will in general realize a capital gain (or a capital loss) to the extent the proceeds of disposition of your Exchangeable Shares, net of any reasonable costs of disposition, exceed (or are less than) your adjusted cost basis in the Exchangeable Shares. For these purposes, the proceeds of disposition will be the aggregate of the fair market value, at the time of the exchange, of the INVESCO PLC ordinary shares received. The foregoing is a brief summary of

4

certain Canadian federal income tax consequences only and you should contact your tax advisors to determine the particular tax consequences to you in respect of the sale of your Exchangeable Shares to IVZ Callco Inc. for INVESCO PLC ordinary shares.

Concluding Remarks

We thank you, our Exchangeable Shareholders, for your support and look forward to a bright future for Invesco Ltd.

Sincerely,

Philip A. Taylor
Chairman

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Appendix “A”

Glossary

Exchangeable Shares are shares issued by Invesco Inc. and which trade on the Toronto Stock Exchange. Exchangeable Shares are intended to be economically equivalent to ordinary shares of INVESCO PLC and are exchangeable at any time at the option of the holder on a one-for-one basis with such ordinary shares;

Extraordinary General Meeting is the extraordinary general meeting of the ordinary shareholders INVESCO PLC to be held on November 14, 2007, and at which holders of Exchangeable Shares are entitled to vote;

Invesco Inc. (formerly AMVESCAP Inc.) is a corporation existing under the laws of Nova Scotia and the Canadian listed company that is the issuer of the Exchangeable Shares;

Invesco Ltd. is a new corporation existing under the laws of Bermuda and will become the new public company and parent of Invesco Ltd.;

INVESCO PLC (formerly AMVESCAP PLC) is a corporation existing under the laws of England and Wales and the indirect parent of Invesco Inc. The ordinary shares of INVESCO PLC are listed for trading on the London Stock Exchange;

IVZ Callco Inc. (formerly AVZ Callco Inc.) is a corporation existing under the laws of Nova Scotia. IVZ Callco has an overriding call right to purchase Exchangeable Shares from the holders thereof in consideration of the delivery to such holder of the equivalent number of ordinary shares of INVESCO PLC;

meeting materials include (i) the Information Circular of INVESCO PLC dated October 22, 2007, (ii) a Notice of Extraordinary General Meeting, (iii) a Letter to Shareholders from the Chairman of INVESCO PLC dated October 22, 2007, and (iv) this Notice to Exchangeable Shareholders dated October 22, 2007.

Scheme of Arrangement is a court approved legal process effected under the laws of the United Kingdom pursuant to which INVESCO PLC will become a wholly-owned subsidiary of Invesco Ltd. and former holders of INVESCO PLC shares will become shareholders of Invesco Ltd.; and

Trustee means CIBC Mellon Trust Company, who will vote Exchangeable Shares at the Extraordinary General Meeting as instructed by the holder thereof.

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Please carefully review the instructions below before completing this Letter of Transmittal. CIBC Mellon Trust Company, your tax advisor, investment advisor, stockbroker, bank manager, lawyer or other professional advisor can assist in completing this Letter of Transmittal.

LETTER OF TRANSMITTAL
To accompany certificates for exchangeable shares of
INVESCO INC.

This letter of transmittal (the “Letter of Transmittal”) is for use by registered holders (“Exchangeable Shareholders”) of Exchangeable Shares (the “Exchangeable Shares”) of Invesco Inc. (“Exchangeco”) in connection with the acquisition (the “Acquisition”) of all outstanding Exchangeable Shares by IVZ Callco Inc. (“Callco”) on December 3, 2007 (the “Acquisition Date”), subject to receipt of court approval of the INVESCO PLC Scheme of Arrangement, as described in the letter to Exchangeable Shareholders dated October 22, 2007 regarding Exchangeco’s redemption of all outstanding Exchangeable Shares and Callco’s exercise of its right to purchase such shares (the “Notice”). Exchangeable Shareholders are also referred to INVESCO PLC’s circular dated October 22, 2007 (the “Circular”) and the documents incorporated therein by reference. Exchangeable Shareholders whose Exchangeable Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Exchangeable Shares. Capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Circular.

The completed Letter of Transmittal, accompanied by the share certificate(s) of Exchangeco, should be delivered to CIBC Mellon Trust Company (the “Depository”) either by mail or by hand or courier as follows:

By Mail: P.O. Box 1036 Adelaide Street Postal Station Toronto, ON M5C 2K4	By Hand or Courier 199 Bay Street Commerce Court West Securities Level Toronto, ON M5L 1G9

TO:  Invesco Inc.

AND TO:	CIBC Mellon Trust Company, as depository

The undersigned hereby delivers to you the following share certificate(s) representing Exchangeable Shares and hereby represents and warrants that the undersigned is the owner of the Exchangeable Shares so delivered, has good title to the Exchangeable Shares so delivered free and clear of all liens, charges and encumbrances, and has full power and authority to deposit, sell, assign and transfer herewith such exchangeable shares.

Number of Exchangeable Shares
Certificate Number	shown on face of certificate	Name in which registered

Attach additional list if the space above is insufficient.

Each Exchangeable Shareholder will ultimately receive one Invesco Ltd. common share for every two Exchangeable Shares held on the Acquisition Date as a result of the following events, all as described in the Notice and/or Circular: (a) following approval by the U.K. court of the Scheme of Arrangement, each Exchangeable Share will be purchased by Callco for an amount equal to the current market price of an ordinary share of INVESCO PLC on the last business day prior to the Acquisition Date, which amount will be satisfied by Callco delivering one ordinary share of INVESCO PLC for each Exchangeable Share purchased, (b) upon the implementation of the Scheme of Arrangement, the previous holders of Exchangeable Shares will receive common shares of Invesco Ltd. for ordinary shares of INVESCO PLC on a one-for-one basis; and (c) after the Scheme of Arrangement becomes effective, Invesco Ltd. will implement a share capital consolidation on a two-for-one basis such that holders of Invesco Ltd. common shares will receive one common share for every two common shares of Invesco Ltd. held.

Invesco Ltd. common shares will not be issued in certificated form but will instead be issued in book entry form under the direct registration system which exists in the United States following the effective date of the Scheme of Arrangement. Once the Depository has received this properly completed and executed Letter of Transmittal and accompanying share certificate(s), the Depository will notify the Bank of New York Mellon, Invesco Ltd.’s depositary, who will in turn credit the book entry account and send you written notification of your holding in book entry form as well as instructions on the process that you should follow in order for you to deposit, if you choose, your common shares of Invesco Ltd. with a participant in the Depositary Trust and Clearing Corporation.

PLEASE REFER TO INSTRUCTIONS BELOW BEFORE COMPLETING THIS FORM

BLOCK A
REGISTRATION INSTRUCTIONS

REGISTER INVESCO LTD. COMMON SHARES IN THE NAME OF: (please print)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone — Business Hours)

(Social Insurance, Social Security Number or Tax Identification Number)

BLOCK B
SPECIAL DELIVERY INSTRUCTIONS

SEND CASH AMOUNT REPRESENTING
FRACTIONAL ENTITLEMENT, IF ANY, TO:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone — Business Hours)

(Social Insurance, Social Security Number or Tax Identification Number)

SHAREHOLDER SIGNATURES

Signature guaranteed by:
(if required under Instruction 3 below)

Authorized Signature

Name of Guarantor (please print or type)

Address of Guarantor (please print or type)

Dated:  , 2007

Signature of Shareholder or authorized representative
(see Instructions 2 and 4 below)

Address

Name of Shareholder (please print or type)

Telephone Number

Name of authorized representative, if applicable
(please print or type)

INSTRUCTIONS

1.	Use of the Letter of Transmittal

To be credited with the Invesco Ltd. common shares as soon as practicable following the Acquisition Date, Shareholders should deposit with the Depositary (at any of the addresses specified below), on or before the Acquisition Date, a duly completed Letter of Transmittal together with the certificate(s) representing their Exchangeable Shares.

The method used to deliver this Letter of Transmittal and any accompanying certificates representing the Exchangeable Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Depositary. Exchangeco recommends that the necessary documentation be hand delivered to the Depositary, at the office specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended.

2.	Signatures

This Letter of Transmittal must be filled in, dated and signed by the holder of the Exchangeable Shares described above or by such holder’s duly authorized representative (in accordance with Instruction 4).

(a)	If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are registered in the name of two or more persons, all such persons must sign this Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered holder(s) of the accompanying certificate(s), or if certificate(s) representing Invesco Ltd. common shares are to be credited to a person other than the registered holder(s):

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the registered holder(s); and

(ii)	the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3.

3.	Guarantee of Signatures

No signature guarantee is required on this Letter of Transmittal if it is signed by the registered holder(s) of the Exchangeable Shares deposited therewith, unless the Invesco Ltd. common shares are to be registered in a name other than that of the registered holder(s) (as specified in “Block A Registration Instructions”). In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined below) or in some other manner satisfactory to the Depositary (except that no guarantee is required for the signature of an Eligible Institution). Also see Instruction 2(b) if this Letter of Transmittal is signed by a person other than the registered holder(s) of the accompanying certificate(s), or if certificate(s) representing Invesco Ltd. common shares are to be credited to a person other than the registered holder(s).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of proof of appointment and authority to act. Any of Exchangeco, Callco, or Invesco Ltd., at its discretion, may require additional evidence of appointment or authority or additional documentation.

5.	Special Delivery Instructions

The box entitled “Block B Special Delivery Instructions” should be completed if the cash amount, if any, to be issued in respect of fractional entitlements is to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that appearing below that person’s signature.

6.	Miscellaneous

(a)	If the space on this Letter of Transmittal is insufficient to list all certificates for Exchangeable Shares held, a separate signed list providing the requested information may be affixed to this Letter of Transmittal.

(b)	If Exchangeable Shares are registered in different forms (e.g., “John Doe” or “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be accepted.

(d)	Additional copies of this Letter of Transmittal may be obtained from the Depository at any of the addresses specified below.

(e)	Exchangeco, Callco and Invesco Ltd. reserve the right, if they so elect, in their absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by the Depositary.

(f)	This Letter of Transmittal will be construed in accordance with, and be governed by, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.	Lost Certificates

If a share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will respond with the replacement requirements.

8.	Questions

If you have any questions or require assistance, please call 1-800-874-6275.

CIBC MELLON TRUST COMPANY

By Mail

P.O. Box 1036
Adelaide Street Postal Station
Toronto, ON  M5C 2K4

By Hand or Courier

199 Bay Street
Commerce Court West
Securities Level
Toronto, ON  M5L 1G9